As filed with the Securities and Exchange Commission on September 18, 1998
                                                    Registration No. 333-______

===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                       -----------------------------

                                  FORM S-3
                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933
                       -----------------------------


                    Paragon Auto Receivables Corporation
                  as Seller to the Trusts described herein
           (Exact name of Registrant as specified in its charter)

                        27405 PUERTA REAL, SUITE 200
                               MISSION VIEJO,
                              CALIFORNIA 92691
                               (949) 348-8707
                     (Address, including zip code, and
                      telephone number, including area
                      code, of Registrant's principal
                             executive offices)


        Delaware                                                33-0653501
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


                          Nancy C. Ferguson, Esq.
                              General Counsel
                       Paragon Acceptance Corporation
                        200 South Hanley, Suite 800
                          Clayton, Missouri 63105
                               (314) 721-0012
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 Copies to:

                         Elizabeth A. Raymond, Esq.
                            Mayer, Brown & Platt
                          190 South LaSalle Street
                          Chicago, Illinois 60603
                               (312) 782-0600

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.

                        -----------------------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: |X|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
===============================================================================
                                     Proposed         Proposed
                                      Maximum          Maximum
Title of each class                  Offering         aggregate      Amount of
of securities to be   Amount to be     price          offering     registration
registered             registered    per unit(1)       price(1)         fee
===============================================================================

Asset Backed Notes
 and Certificates..... $1,000,000       100%          $1,000,000         $295

===============================================================================

(1) Estimated solely for the purpose of calculating the registration fee.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION
STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
===============================================================================

                           INTRODUCTORY STATEMENT

         This Registration Statement contains (i) the form of Prospectus relating to the offering of a series of Asset Backed Notes and/or Asset Backed Certificates by various Paragon Auto Trusts created from time to time by Paragon Auto Receivables Corporation, and
         (ii) two forms of Prospectus Supplement relating to offerings of particular series of Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as the "Preliminary Grantor Trust Prospectus Supplement Form") or of Asset Backed Notes and Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as the "Preliminary Owner Trust Prospectus Supplement Form" and, together with the form of Grantor Trust Prospectus Supplement, the "Prospectus Supplement Forms") described therein. Each Prospectus Supplement Form relates only to the securities described therein.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


PROSPECTUS
               SUBJECT TO COMPLETION, DATED ___________, 1998

                            PARAGON AUTO TRUSTS
                             Asset Backed Notes
                         Asset Backed Certificates


                    Paragon Auto Receivables Corporation
                                   Seller

                       Paragon Acceptance Corporation
                                  Servicer
                                -------------

         The Asset Backed Notes (the "Notes") and the Asset Backed
Certificates (the "Certificates" and, together with the Notes, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities, which may include one or more classes of Notes or one or more classes of Certificates (or both), will be issued by a trust to be formed on or before the issuance date for that series (each, a "Trust"). Each Trust will be formed pursuant to either a Trust Agreement to be entered into between Paragon Auto Receivables Corporation, a Delaware corporation, as seller (the "Seller"), Paragon Acceptance Corporation, in its capacity as servicer (in such capacity, the "Servicer"), and the trustee specified in the related Prospectus Supplement (the "Trustee") or a Pooling and Servicing Agreement to be entered into between the Trustee, the Seller and the Servicer. If a series of Securities includes Notes, these Notes will be issued and secured pursuant to an Indenture between the Trust and the indenture trustee specified in the related Prospectus Supplement (the "Indenture Trustee") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust. Certain capitalized terms used in this Prospectus are defined in this Prospectus on the pages indicated in the "Index of Terms" on page [60] Of this Prospectus. The property of each Trust will include a pool of motor vehicle retail installment contracts (the "Receivables") secured by new or used automobiles, light duty trucks and sports utility vehicles, all moneys due or received thereunder or with respect thereto after the applicable Cutoff
Date set forth in the related Prospectus Supplement, security interests in the vehicles financed, any proceeds from claims on insurance policies with respect to the financed vehicles, rights under dealer agreements, rights with respect to deposit accounts in which collections are held or that serve as credit enhancement, any other credit enhancements, and proceeds of the foregoing, all as described herein and in the related Prospectus Supplement. See "The Trusts."
                                                       (Continued on next page)

          Prospective investors should consider the "Risk Factors"
           set forth at page 13 herein, which discusses material
            risks involved with an investment in the Securities.
                               ---------------

ANY NOTES OF A SERIES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF A SERIES REPRESENT BENEFICIAL INTERESTS IN, THE RELATED TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES. NONE OF THE NOTES, THE CERTIFICATES OR THE RECEIVABLES ARE GUARANTEED OR INSURED BY, PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is _______ __, 1998.

(Continued from previous page)

         The related Prospectus Supplement will specify which class or classes of Notes, if any, and which class or classes of Certificates, if any, of the related series are being offered thereby. Each class of Securities of any series, other than any Strip Notes and Strip Certificates, will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. See "Description of the Notes," "Description of the Certificates" and "Description of the Securities" herein and in the related Prospectus Supplement. If a series includes multiple classes of Securities, the rights of one or more classes of Securities to receive payments may be senior, equal to or subordinate to the rights of one or more of the other classes of such series. Distributions on Certificates of a series may be subordinated in priority to payments due on any related Notes or any other Certificates to the extent described herein and in the related Prospectus Supplement. See "Risk Factors--Risks Related to Subordination" herein and in the related Prospectus Supplement.

         A series may include one or more classes of Notes and/or Certificates which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Notes or Certificates entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no distributions in respect of principal. The rate of payment in respect of the principal of any class of Notes and distributions in respect of the Certificate Balance of any class of the Certificates will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein and in the related Prospectus Supplement. See "Weighted Average Life of the Securities."


                           AVAILABLE INFORMATION

         The Seller, as originator of each Trust, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Notes and/or the Certificates offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement, which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.

              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Seller, as originator of any Trust, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus or in any related Prospectus Supplement. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. See "Certain Information Regarding the Securities--Reports to Securityholders."

         The Seller will provide without charge to each person, including any beneficial owner of Securities, to whom a copy of this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents incorporated herein or in any related Prospectus Supplement by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to the Seller, in care of Paragon Acceptance Corporation, 200 South Hanley, Suite 800, Clayton, Missouri 63105, Attention: General Counsel (Telephone: (314) 721-0012). The Servicer will file with respect to each Trust such periodic reports as are required by the Exchange Act.

                              SUMMARY OF TERMS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and to the information with respect to the Securities of any series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Securities. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Terms" beginning on page 60.

Issuer.......................     The issuer(the "Issuer") with respect to
                                    each series of Securities shall be the
                                    Trust to be formed pursuant to either a
                                    Trust Agreement (as amended and
                                    supplemented from time to time, a
                                    "Trust Agreement") between the Trustee
                                    for such Trust (the "Trustee"), the
                                    Seller and the Servicer, or a Pooling
                                    and Servicing Agreement between the
                                    Trustee, the Seller and the Servicer.

Seller.......................     Paragon Auto Receivables Corporation, a
                                    Delaware corporation (the "Seller") and
                                    a wholly owned subsidiary of Paragon
                                    Acceptance Corporation. See "The
                                    Seller" and "The Seller and The
                                    Servicer" in the related Prospectus
                                    Supplement.

Servicer.....................     Paragon Acceptance Corporation, a Delaware
                                    corporation ("Paragon" or, in its
                                    capacity as servicer, the "Servicer").

Trustee......................     With respect to each series of Securities,
                                    the Trustee specified in the related
                                    Prospectus Supplement.

Indenture Trustee ...........     With respect to each series of Securities
                                    that includes any Notes, the Indenture
                                    Trustee specified in the related
                                    Prospectus Supplement.

The Notes....................     The terms of the Notes generally are described
                                    below.

A.  General..................     A series of Securities may include one or
                                    more classes of Notes, which will be
                                    issued pursuant to an Indenture between
                                    the Trust and the Indenture Trustee (as
                                    amended and supplemented from time to
                                    time, an "Indenture"). The related
                                    Prospectus Supplement will specify
                                    which class or classes, if any, of
                                    Notes of the related series are being
                                    offered thereby.

B.  Denomination; Book-Entry..    Notes will be available for purchase in
                                    denominations specified in the related
                                    Prospectus Supplement or, if not so
                                    specified, in original denominations of
                                    $1,000 and integral multiples of $1,000
                                    in excess thereof. Notes will initially
                                    be issued in book-entry form and
                                    beneficial owners of Notes ("Note
                                    Owners") will be able to receive
                                    Definitive Notes only in the limited
                                    circumstances described herein or in
                                    the related Prospectus Supplement. See
                                    "Certain Information Regarding the
                                    Securities--Definitive Securities."

C.  Note Interest Rates......     Each class of Notes other than Strip Notes
                                    will have a stated principal amount and
                                    will bear interest at a specified rate
                                    or rates (with respect to each class of
                                    Notes, the "Interest Rate"). Each such
                                    class of Notes may have a different
                                    Interest Rate, which may be a fixed,
                                    variable or adjustable Interest Rate,
                                    or any combination of the foregoing.
                                    The related Prospectus Supplement will
                                    specify the Interest Rate for each
                                    class of Notes, or the method for
                                    determining the Interest Rate. See
                                    "Description of the Notes" herein and
                                    in the related Prospectus Supplement
                                    for any Trust that issues Notes.

D.  Characteristics...........    With respect to a series that includes two
                                    or more classes of Notes, each class
                                    may differ as to the timing and
                                    priority of payments, seniority,
                                    allocation of losses, Interest Rate or
                                    amount of payments of principal or
                                    interest, or payments of principal or
                                    interest in respect of any such class
                                    or classes may or may not be made upon
                                    the occurrence of specified events or
                                    on the basis of collections from
                                    designated portions of the Receivables
                                    Pool. To the extent provided in the
                                    related Prospectus Supplement, a series
                                    may include one or more classes of
                                    Notes designated as fixed payment
                                    notes, short term asset backed notes,
                                    targeted amortization classes, planned
                                    amortization classes or companion
                                    classes. See "Description of the
                                    Notes--Principal and Interest on the
                                    Notes."

E.  Strip Notes..............     In addition, a series may include one or more
                                    classes of Notes ("Strip Notes") entitled to (i) principal payments with disproportionately small, nominal or no interest payments or (ii) interest payments with disproportionately small, nominal or no principal payments. Any Strip Notes will be extremely sensitive to the rate and timing of principal payments, including prepayments, on the Receivables. See "Risk Factors--Risk of Prepayment and Possible Adverse Effect on Yield--Risks Associated with Yield Sensitivity of the Strip Securities."

F.  Subordination to Securities
      of the Same Trust......     If the series of Securities issued by a
                                    Trust includes classes of Notes, the
                                    Notes will be entitled to receive
                                    payments and distributions from the
                                    same Trust property, and distributions
                                    in respect of certain classes of the
                                    Notes may be subordinated in priority
                                    of payment to payments on other classes
                                    of Notes to the extent specified in the
                                    related Prospectus Supplement.

G.  Optional Repurchase of
    Receivables; Redemption...    The Servicer may purchase all the
                                    Receivables and the other Trust
                                    Property on any Payment Date if, as of
                                    the related Accounting Date, the
                                    Aggregate Principal Balance has
                                    declined to less than the percentage of
                                    the Initial Pool Balance set forth in
                                    the related Prospectus Supplement, in
                                    the manner and on the respective terms
                                    and conditions described under
                                    "Description of the Transfer and
                                    Servicing Agreements--Termination." In
                                    such event, on the related Payment
                                    Date, the outstanding Notes of such
                                    series will be redeemed in full as set
                                    forth in the related Prospectus
                                    Supplement.


H.  Pre-Funding Account;
      Redemption.............     If the related Prospectus Supplement
                                    provides that the property of a Trust
                                    will include a Pre-Funding Account (as
                                    such term is defined in the related
                                    Prospectus Supplement, the "Pre-
                                    Funding Account"), one or more classes
                                    of the outstanding Notes of such series
                                    will be subject to partial redemption
                                    on or immediately following the end of
                                    the applicable Funding Period (as such
                                    term is defined in the related
                                    Prospectus Supplement, the "Funding
                                    Period") in an amount and manner
                                    specified in the related Prospectus
                                    Supplement.

The Certificates.............     The terms of the Certificates generally are
                                    described below.

A.  General..................     A series may include one or more classes
                                    of Certificates and may or may not
                                    include any Notes. The related
                                    Prospectus Supplement will specify
                                    which class or classes, if any, of the
                                    Certificates are being offered thereby.

B.  Denominations; Book-Entry..  Certificates will be available for purchase in denominations specified in
                                    the related Prospectus Supplement or,
                                    if not so specified, in minimum
                                    denominations of $1,000 and integral
                                    multiples of $1,000 in excess thereof
                                    (except for the Certificates, if any,
                                    of a given series purchased by the
                                    Seller). Certificates will initially
                                    be issued in book-entry form and the
                                    beneficial owners of Certificates
                                    ("Certificate Owners") will be able to
                                    receive Definitive Certificates only
                                    in the limited circumstances described
                                    herein or in the related Prospectus
                                    Supplement. See "Certain Information
                                    Regarding the Securities--Definitive
                                    Securities."

C.  Certificate Rate.........     Each class of Certificates other than
                                    any Strip Certificates will have a
                                    stated Certificate Balance specified in
                                    the related Prospectus Supplement (the
                                    "Certificate Balance") and will accrue
                                    interest on such Certificate Balance at
                                    a specified rate (with respect to each
                                    class of Certificates, the "Certificate
                                    Rate"). Each such class of Certificates
                                    may have a different Certificate Rate,
                                    which may be a fixed, variable or
                                    adjustable Certificate Rate, or any
                                    combination of the foregoing. The
                                    related Prospectus Supplement will
                                    specify the Certificate Rate for each
                                    class of Certificates or the method for
                                    determining the Certificate Rate. See
                                    "Description of the Certificates"
                                    herein and in the related Prospectus
                                    Supplement.

D.  Characteristics..........     With respect to a series that includes
                                    two or more classes of Certificates,
                                    each class may differ as to the timing
                                    and priority of distributions,
                                    seniority, allocations of losses,
                                    Certificate Rate or amount of
                                    distributions of principal or
                                    interest. Distributions of principal
                                    or interest in respect of any such
                                    class or classes of Certificates may
                                    or may not be made upon the occurrence
                                    of specified events or on the basis of
                                    collections from designated portions
                                    of the Receivables Pool.

E.  Strip Certificates......      A series may include one or more classes
                                    of Certificates ("Strip Certificates"
                                    and, together with Strip Notes, "Strip
                                    Securities") entitled to (i) principal
                                    payments with disproportionately
                                    small, nominal or no interest payments
                                    or (ii) interest payments with
                                    disproportionately small, nominal or
                                    no principal payments. Any Strip
                                    Certificates will be extremely
                                    sensitive to the rate and timing of
                                    principal payments, including
                                    prepayments, on the Receivables. See
                                    "Risk Factors--Risk of Prepayment and
                                    Possible Adverse Effect on
                                    Yield--Risks Associated with Yield
                                    Sensitivity of the Strip Securities."

F.  Subordination to Securities
      of the Same Trust.....      If the series of Securities issued by a Trust
                                    includes classes of Notes or more than one class of Certificates, all of the Notes and Certificates will be entitled to receive payments and distributions from the same Trust property, and distributions in respect of the Certificates may be subordinated in priority of payment to payments on the Notes or to other classes of Certificates to the extent specified in the related Prospectus Supplement.

G.  Optional Repurchase
      of Receivables;
      Prepayment............      The Servicer may purchase all the
                                     Receivables and the other Trust
                                     property on any Payment Date if, as of
                                     the related Accounting Date, the
                                     Aggregate Principal Balance has
                                     declined to less than the percentage
                                     of the Initial Pool Balance set forth
                                     in the related Prospectus Supplement,
                                     in the manner and on the respective
                                     terms and conditions described under
                                     "Description of the Transfer and
                                     Servicing Agreements--Termination." In
                                     such event, on the related
                                     Distribution Date, Certificateholders
                                     will receive as a prepayment in full
                                     an amount in respect of the
                                     Certificates of such series as
                                     specified in the related Prospectus
                                     Supplement.

H.  Pre-Funding Account; Partial
      Prepayment.............     If the related Prospectus Supplement
                                     provides that the property of a Trust
                                     includes a Pre-Funding Account,
                                     Certificateholders may receive a
                                     partial prepayment of principal on or
                                     immediately following the end of the
                                     applicable Funding Period in an amount
                                     and manner specified in the related
                                     Prospectus Supplement.

The Trust Property..............  The property of each Trust will include:
                                      (i) certain motor vehicle retail
                                      installment contracts (collectively,
                                      the "Receivables") secured by new or
                                      used automobiles, light duty trucks
                                      and sports utility vehicles (the
                                      "Financed Vehicles"); (ii) all monies
                                      received thereunder or with respect
                                      thereto after the applicable Cutoff
                                      Date; (iii) security interests in the
                                      Financed Vehicles securing the
                                      Receivables; (iv) any proceeds from
                                      claims on certain insurance policies,
                                      refunds for costs of service policies
                                      or contracts, refunds of unearned
                                      premiums with respect to certain
                                      insurance policies and any recourse
                                      to Dealers for any of the foregoing;
                                      (v) certain rights under Dealer
                                      Agreements, Dealer Assignments, and
                                      the applicable Purchase Agreement and
                                      Transfer and Servicing Agreement;(vi)
                                      certain property acquired pursuant to
                                      the liquidation of the Receivables;
                                      (vii) certain bank accounts and the
                                      proceeds thereof; and (viii) all
                                      income from and proceeds of the
                                      foregoing. Each Receivable included
                                      in the Trust Property was originated
                                      by a dealer (collectively, the
                                      "Dealers"). Each Dealer has sold the
                                      Receivables originated by it to
                                      Paragon pursuant to its dealer
                                      agreement (each, a "Dealer
                                      Agreement") and/or its dealer
                                      assignment (each, a "Dealer
                                      Assignment"). For a discussion of
                                      certain repurchase obligations of the
                                      Dealers, see "Trust Property." in the
                                      related Prospectus Supplement. On or
                                      before the Closing Date specified in
                                      the related Prospectus Supplement
                                      with respect to a Trust, the Seller
                                      will sell or transfer Receivables
                                      (the "Initial Receivables") having an
                                      aggregate principal balance specified
                                      in the related Prospectus Supplement
                                      as of the dates specified therein to
                                      such Trust pursuant to either a Sale
                                      and Servicing Agreement between the
                                      Seller, the Servicer and the Trust
                                      (as amended and supplemented from
                                      time to time, the "Sale and Servicing
                                      Agreement") or, if the Trust is to be
                                      treated as a grantor trust for
                                      federal income tax purposes, the
                                      related Pooling and Servicing
                                      Agreement between the Seller, the
                                      Servicer and the Trustee (as amended
                                      and supplemented from time to time,
                                      the "Pooling and Servicing Agreement"
                                      and, together with the Sale and
                                      Servicing Agreement, each a "Transfer
                                      and Servicing Agreement"). The
                                      property of each Trust will also
                                      include amounts on deposit in certain
                                      trust accounts, including the related
                                      Collection Account, any Pre-Funding
                                      Account, any Revolving Account and
                                      any other account identified in the
                                      related Prospectus Supplement. See
                                      "The Trusts" herein and "The Trust"
                                      in the related Prospectus Supplement.

                                   In addition, to the extent provided in
                                      the related Prospectus Supplement,
                                      from time to time during the related
                                      Revolving Period and/or Pre-Funding
                                      Period, as the case may be, the
                                      Seller may purchase from Paragon
                                      additional Receivables ("Subsequent
                                      Receivables") having an aggregate
                                      principal balance approximately equal
                                      to the amount of principal
                                      collections on the related
                                      Receivables deposited in the
                                      Revolving Account from time to time
                                      during the Revolving Period and/or
                                      the amount deposited in the
                                      Pre-Funding Account on the related
                                      Closing Date (the "Pre-Funded
                                      Amount"), and will transfer and
                                      assign such Subsequent Receivables to
                                      the related Trust in exchange for the
                                      payment to the Seller of funds on
                                      deposit in such Revolving Account or
                                      Pre-Funding Account equal to the
                                      aggregate outstanding principal
                                      balance of the Subsequent Receivables
                                      so transferred as of the applicable
                                      subsequent cutoff date. See
                                      "Pre-Funding Account" and "Revolving
                                      Account" below in this summary and
                                      "Certain Information Regarding the
                                      Securities--Funding Period and
                                      Revolving Period."


The Receivables ............      The Receivables will generally consist
                                    of (i) motor vehicle promissory notes
                                    and security agreements executed by an
                                    Obligor in favor of a motor vehicle
                                    lender ("Direct Loans") and/or (ii)
                                    motor vehicle retail installment
                                    contracts between an Obligor and a
                                    Dealer. Receivables that are to be
                                    included in any Receivables Pool will
                                    be transferred by Paragon to the
                                    Seller for purposes of sale to the
                                    applicable Trust. The Receivables for
                                    any given Receivables Pool will be
                                    selected from the Receivables owned by
                                    Paragon based on the criteria
                                    specified in the applicable Transfer
                                    and Servicing Agreement, and described
                                    herein and in the related Prospectus
                                    Supplement. See "The Receivables
                                    Pools" herein and "The Receivables
                                    Pool" in the related Prospectus
                                    Supplement.

Credit and Cash
Flow Enhancement............      The form and amount of any credit
                                    enhancement will be specified in the
                                    related Prospectus Supplement. Credit
                                    enhancement with respect to a Trust or
                                    any class or classes of Securities may
                                    include any one or more of the
                                    following: subordination of one or
                                    more other classes of Securities or
                                    all or a portion of any servicing
                                    fees, a reserve account, over-
                                    collateralization, letters of credit,
                                    credit or liquidity facilities, surety
                                    bonds, guaranteed investment
                                    contracts, swaps or other interest
                                    rate protection agreements, repurchase
                                    obligations, yield supplement
                                    agreements, other agreements with
                                    respect to third party payments or
                                    other support, cash deposits or other
                                    arrangements. Certain forms of credit
                                    enhancement may contain limitations
                                    on, and exclusions from, coverage
                                    thereunder, which will be described in
                                    the related Prospectus Supplement. See
                                    "Description of the Transfer and
                                    Servicing Agreements--Credit and Cash
                                    low Enhancement" herein and in the
                                    related Prospectus Supplement.

Pre-Funding Account.........      If specified in the related Prospectus
                                    Supplement, during a Funding Period
                                    until the earliest of (a) the
                                    Determination Date on which the amount
                                    on deposit in the Pre-Funding Account
                                    is less than the minimum amount
                                    specified in the related Prospectus
                                    Supplement, (b) the occurrence of an
                                    Event of Default under the Indenture
                                    or a Servicer Termination Event under
                                    the applicable Transfer and Servicing
                                    Agreement, (c) the occurrence of
                                    certain events of insolvency with
                                    respect to the Seller or the Servicer
                                    or (d) the close of business on a
                                    business day specified in the related
                                    Prospectus Supplement not later than
                                    one year after the applicable Closing
                                    Date, the Pre-Funding Account will be
                                    maintained as a trust account in the
                                    name of the applicable Trustee. The
                                    Pre-Funded Amount will initially equal
                                    the amount specified in the related
                                    Prospectus Supplement, which may be up
                                    to 100% of the aggregate principal
                                    amount of the series of Securities
                                    offered thereunder. During the Funding
                                    Period, the Pre-Funded Amount will be
                                    reduced by the amount thereof used to
                                    purchase Subsequent Receivables in
                                    accordance with the
                                    applicable Transfer and Servicing
                                    Agreement, and the amounts thereof
                                    deposited in the Reserve Account in
                                    connection with the purchase of such
                                    Subsequent Receivables. Prior to being
                                    used to purchase Subsequent Receivables
                                    or paid to the registered holders of
                                    each class of Notes ("Noteholders")
                                    and the registered holders of
                                    Certificates ("Certificateholders" and
                                    together with any Noteholders,
                                    "Securityholders"), the Pre-Funded
                                    Amount will be invested from time to
                                    time in Permitted Investments.
                                    Although the specific parameters of
                                    the Pre-Funding Account with respect
                                    to any issuance of Securities will be
                                    specified in the related Prospectus
                                    Supplement (a) in any event, the
                                    Funding Period will not exceed one
                                    year from the related Closing Date,
                                    and (b) it is anticipated that the
                                    Subsequent Receivables to be acquired
                                    during the Funding Period will be
                                    subject to the same types of
                                    representations and warranties as the
                                    Initial Receivables included in the
                                    related Receivables Pool on the
                                    Closing Date (although additional
                                    criteria may also be required to be
                                    satisfied, as described in the related
                                    Prospectus Supplement). It is
                                    anticipated that any Subsequent
                                    Receivables originated by Paragon will
                                    be originated in accordance with the
                                    underwriting criteria described under
                                    "The Receivables Pools--Underwriting."
                                    See "Description of the Transfer and
                                    Servicing Agreements--Accounts" herein
                                    and in the related Prospectus
                                    Supplement.

Revolving Account...........      If specified in the related Prospectus
                                    Supplement for any Trust that issues
                                    Notes, all principal collections
                                    received on the related Receivables
                                    during the Revolving Period (as such
                                    term is defined in the related
                                    Prospectus Supplement, the "Revolving
                                    Period") for such Trust and, on each
                                    Payment Date during such Revolving
                                    Period, such other amounts described
                                    in the related Prospectus Supplement,
                                    will be deposited in the Revolving
                                    Account (as such term is defined in
                                    such Prospectus Supplement, the
                                    "Revolving Account") for such Trust
                                    and, except as provided below, no
                                    principal collections under the
                                    Receivables will be distributed to the
                                    holders of a series of Securities
                                    issued by such Trust on any Payment
                                    Date occurring during such Revolving
                                    Period. Although the specific
                                    parameters of the Revolving Account
                                    with respect to any issuance of
                                    Securities will be specified in the
                                    related Prospectus Supplement it is
                                    anticipated that (a) the Revolving
                                    Period will not exceed three years
                                    from the related Closing Date, and (b)
                                    that the Subsequent Receivables to be
                                    acquired during the Revolving Period
                                    will be subject to the same types of
                                    representations and warranties as the
                                    Initial Receivables included in the
                                    related Receivables Pool on the
                                    Closing Date (although additional
                                    criteria may also be required to be
                                    satisfied, as described in the related
                                    Prospectus Supplement). It is
                                    anticipated that any Subsequent
                                    Receivables originated by Paragon will
                                    be originated in accordance with the
                                    underwriting criteria described under
                                    "The Receivables Pools--Underwriting."
                                    If the amount on deposit
                                    in a Revolving Account at the
                                    close of business on the last day of a
                                    calendar month during the Revolving Period exceeds the maximum permitted Revolving Account balance specified in the related Prospectus Supplement, the holders of such series of Securities will receive a distribution of principal on their Securities on the next Payment Date in an amount equal to the amount of such excess.

                                  In addition, if the related
                                    Trust includes a Revolving Account, a
                                    principal payment equal to the sum of
                                    (a) the amount, if any, on deposit in
                                    such Revolving Account as of the close
                                    of business on the first business day
                                    following the applicable Revolving
                                    Period and (b) such other amounts
                                    described in the related Prospectus
                                    Supplement for the next Payment Date
                                    thereafter will be distributed to the
                                    holders of the related series of
                                    Securities on such next Payment Date
                                    and thereafter principal distributions
                                    will be made to the holders of the
                                    related series of Securities in the
                                    manner otherwise specified herein and
                                    in the related Prospectus Supplement.

Reserve Account..............     If specified in the related Prospectus
                                    Supplement, a Reserve Account will be
                                    created for each Trust that may
                                    require an initial deposit of cash or
                                    specified investments having a value
                                    equal to the amount set forth in the
                                    related Prospectus Supplement. To the
                                    extent specified in the related
                                    Prospectus Supplement, funds in the
                                    Reserve Account will thereafter be
                                    supplemented by the deposit of amounts
                                    remaining on any Payment Date after
                                    making all other distributions
                                    required on such date and any amounts
                                    deposited from time to time from the
                                    Pre-Funding Account and/or Revolving
                                    Account in connection with a purchase
                                    of Subsequent Receivables. Amounts in
                                    the Reserve Account will be available
                                    to cover shortfalls in amounts due to
                                    the holders of those classes of
                                    Securities specified in the related
                                    Prospectus Supplement in the manner
                                    and under the circumstances specified
                                    therein. The related Prospectus
                                    Supplement will also specify to whom
                                    and the manner and circumstances under
                                    which amounts on deposit in the
                                    Reserve Account (after giving effect
                                    to all other required distributions to
                                    be made by the applicable Trust) in
                                    excess of the Reserve Account Required
                                    Amount (as defined in the related
                                    Prospectus Supplement, the "Reserve
                                    Account Required Amount") will be
                                    distributed. See "Description of the
                                    Transfer and Servicing
                                    Agreements--Accounts" herein and in
                                    the related Prospectus Supplement.

Transfer and
Servicing Agreements.........     With respect to each Trust, the Seller
                                    will sell the related Receivables to
                                    such Trust pursuant to a Transfer and
                                    Servicing Agreement. The rights and
                                    benefits of any Trust under a Sale and
                                    Servicing Agreement will be assigned
                                    to the Indenture Trustee as collateral
                                    for the Notes of the related series.
                                    The Servicer will agree with each
                                    Trust to be responsible for
                                    servicing, managing, maintaining
                                    custody of and making collections on
                                    the related Receivables. The Servicer
                                    will undertake certain administrative
                                    duties with respect to any Trust that
                                    has issued Notes.

                                  The Seller will be obligated to
                                     repurchase any Receivable if the
                                     interest of the applicable Trust in
                                     such Receivable is materially and
                                     adversely affected by a breach of any
                                     representation or warranty made by the
                                     Seller with respect to the Receivable,
                                     if such breach has not been cured
                                     following the discovery by or notice
                                     to the Seller of the breach.


                                  The Servicer will be obligated to
                                     purchase any Receivable if, among
                                     other things, it extends the date for
                                     final payment by the Obligor of such
                                     Receivable beyond the applicable Final
                                     Scheduled Maturity Date (as defined in
                                     the related Prospectus Supplement, the
                                     "Final Scheduled Maturity Date"),
                                     reduces the contractual rate of
                                     interest on such Receivable ("APR") or
                                     principal balance of such Receivable
                                     or fails to maintain a perfected
                                     security interest in the related
                                     Financed Vehicle.


                                  The Servicer will be entitled to receive
                                     a fee for servicing the Receivables of
                                     each Trust equal to a specified
                                     percentage of the Aggregate Principal
                                     Balance of the related Receivables
                                     Pool, as set forth in the related
                                     Prospectus Supplement. In addition,
                                     the Servicer will receive a
                                     supplemental servicing fee equal to
                                     any late fees, NSF fees, liquidation
                                     fees and other administrative fees and
                                     expenses collected during the related
                                     Collection Period. The Servicer or the
                                     Seller will also be entitled to
                                     receive such fees and other amounts to
                                     the extent specified in the related
                                     Prospectus Supplement. To the extent
                                     provided in the related Prospectus
                                     Supplement, the right to receive all
                                     or a portion of any such servicing
                                     fees may be subordinated to rights of
                                     Securityholders and all or a portion
                                     of any such servicing fees may
                                     otherwise serve as credit enhancement
                                     for the related Securities. See
                                     "Description of the Transfer and
                                     Servicing Agreements--Servicing
                                     Compensation and Payment of Expenses"
                                     herein and "Description of the
                                     Transfer and Servicing
                                     Agreements--Servicing Compensation and
                                     Payment of Expenses" and
                                     "--Distributions" in the related
                                     Prospectus Supplement.


No Recourse to Sellers or
  Servicer..................      The Receivables sold and assigned to the
                                     applicable Trust will be sold and
                                     assigned by the Seller to such Trust
                                     without recourse to the Seller, the
                                     Servicer or any of their respective
                                     affiliates for credit losses on such
                                     Receivables. The Notes of any series
                                     will represent obligations solely of,
                                     and the Certificates of any series
                                     will represent interests solely in,
                                     the related Trust and neither the
                                     Notes nor the Certificates of any
                                     series will be insured or guaranteed
                                     by the Seller, the Servicer, the
                                     applicable Trustee, any Indenture

                                     Trustee or any other person or entity
                                     except to the extent set forth in an
                                     applicable Prospectus Supplement in
                                     connection with any credit enhancement.

Tax Status...................     Unless the Prospectus Supplement
                                     specifies that the related Trust will
                                     be treated as a grantor trust, upon
                                     the issuance of the related series of
                                     Securities, Federal Tax Counsel to
                                     such Trust will deliver an opinion to
                                     the effect that, for federal income
                                     tax purposes: (i) any Notes of such
                                     series will be characterized as debt
                                     and (ii) such Trust will not be
                                     classified as an association (or a
                                     publicly traded partnership) taxable
                                     as a corporation. In respect of any
                                     such series, each Note Owner, by the
                                     acceptance of a beneficial interest in
                                     a Note of such series, will agree to
                                     treat such Note as indebtedness, and
                                     each Certificate Owner, by the
                                     acceptance of a beneficial interest in
                                     a Certificate of such series, will
                                     agree to treat such Trust as a
                                     partnership in which such Certificate
                                     Owner is a partner for federal, state
                                     and local tax purposes.


                                   If the Prospectus Supplement specifies
                                    that the related Trust will be treated
                                    as a grantor trust, upon the issuance
                                    of the related series of Certificates,
                                    Federal Tax Counsel to such Trust will
                                    deliver an opinion to the effect that
                                    such Trust will be treated as a
                                    grantor trust for federal income tax
                                    purposes and will not be subject to
                                    federal income tax. Accordingly, the
                                    Certificate Owners would be treated as
                                    owners of the Receivables for federal
                                    income tax purposes.

                                  See"Federal Income Tax Consequences" and
                                     "State Tax Consequences" herein and in
                                     the related Prospectus Supplement for
                                     additional information concerning the
                                     application of federal and state tax
                                     laws.

ERISA Considerations........      The related Prospectus Supplement will
                                     set forth certain information as to
                                     whether each class of Securities
                                     issued by the related Trust will be
                                     eligible for purchase by employee
                                     benefit plans subject to the Employee
                                     Retirement Income Security Act of
                                     1974, as amended ("ERISA"), or by any
                                     individual retirement account. See
                                     "ERISA Considerations" herein and in
                                     the related Prospectus Supplement.

Rating of Securities........      It is a condition to the issuance of
                                     each class of Securities offered
                                     hereby that they are rated by at least
                                     one nationally recognized statistical
                                     rating agency in one of its generic
                                     rating categories that signifies
                                     investment grade. The ratings of the
                                     Securities address the likelihood of
                                     the timely payment of interest on and
                                     the ultimate payment of principal of
                                     the Securities pursuant to their
                                     terms. There can be no assurance that
                                     such ratings will not be lowered or
                                     withdrawn by a Rating Agency if
                                     circumstances so warrant. See "Risk
                                     Factors--Ratings of the Securities."

                                RISK FACTORS

Limited Liquidity

      The Securities will be a new issue of securities for which there is currently no trading market. There can be no assurance, and it is unlikely, that a trading market for the Securities will develop. The Issuer may not apply for a listing or quotation of the Securities. Each Underwriter (as defined in the related Prospectus Supplement, an "Underwriter") currently intends to make a market in the Securities for which it is an Underwriter, but it is under no obligation to do so. Accordingly, no assurance can be given as to the development or liquidity of any trading market for the Securities or, if such a market does develop, that it will provide Securityholders with liquidity of investment or that it will continue for the life of the Securities. In addition, if the Securities are traded after their initial issuance, they may trade at a discount from their initial offering price, depending upon prevailing interest rates, the market for similar securities, the financial condition and prospects of the Trust and other factors beyond the control of the Issuer, including general economic conditions.

Geographic Concentration of Receivables

      As of the applicable Cutoff Date, the related Dealers with respect to specified percentages of the Receivables (based on Principal Balance and mailing addresses as of the Cutoff Date) may be located in a small number of states. See the tables set forth under "The Receivables" in the related Prospectus Supplement. Accordingly, adverse economic conditions or other factors particularly affecting any of these states could adversely affect the delinquency, loss or repossession experience of the Receivables.

Delinquency and Loss Experience

      Paragon began purchasing motor vehicle retail installment contracts in August 1996. Although Paragon has calculated and presented herein its net loss experience with respect to its serviced portfolio, there can be no assurance that the information presented will reflect actual experience with respect to the Receivables. In addition, there can be no assurance that the future delinquency or loss experience of a Trust with respect to the Receivables will be better or worse than that set forth herein with respect to Paragon's serviced portfolio. It is likely, however, that delinquencies and losses will increase in the portfolio as the Receivables become more seasoned. See "The Receivables" in the related Prospectus Supplement.

Risk of Prepayment and Possible Adverse Effect on Yield

      Reinvestment Risks from Prepayments. All the Receivables are prepayable at any time without penalty (or with only a nominal penalty) to the Obligor. For this purpose the term "prepayments" includes prepayments in full, partial prepayments and liquidations due to default, receipts of proceeds from claims on any repossession loss, physical damage, credit life and accident and health insurance policies, purchases by Dealers under their respective Dealer Agreements or Dealer Assignments, and certain other Receivables repurchased for administrative reasons. The weighted average life (i.e., the average time in which each dollar of principal is paid on the Securities) of the Securities may be reduced by full or partial prepayments on the Receivables.

      The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the payment in full of such Receivable. Neither the Trust, the Seller nor Paragon is aware of publicly available industry statistics that set forth principal prepayment experience for motor vehicle retail installment contracts similar to the Receivables. Neither the Trust, the Seller nor Paragon makes any representation as to the actual prepayment rates that will be experienced on the Receivables. The Trust, the Seller and Paragon, however, believe that the actual rate of prepayments will result in a shorter weighted average life than the scheduled weighted average life of the Receivables. In addition, under certain circumstances, the Seller will be obligated to repurchase Receivables pursuant to a Transfer and Servicing Agreement as a result of uncured breaches of representations and warranties and, under certain circumstances, the Servicer will be obligated to purchase Receivables pursuant to such Transfer and Servicing Agreement as a result of uncured breaches of certain covenants. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures." Any reinvestment risks (i.e., risks that amounts received by Securityholders will not be able to be invested at interest rates that are greater than or equal to the applicable Interest Rate or Certificate Rate) resulting from a faster or slower incidence of prepayment of Receivables held by a given Trust will be borne entirely by the Securityholders of the related series of Securities. See also "Description of the Transfer and Servicing Agreements--Termination" regarding the option of the Servicer and/or Seller to purchase the remaining Receivables of a given Receivables Pool, and "--Insolvency Event" regarding the sale of the Receivables owned by a Trust that is not a grantor trust if an Insolvency Event with respect to the Seller occurs.

      Risks Associated with Securities Purchased at a Discount or Premium. Holders of Securities should consider, in the case of any Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables will result in an actual yield (i.e., the effective interest rate) that is less than the anticipated yield and, in the case of any Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables will result in an actual yield that is less than the anticipated yield. See "--Reinvestment Risks from Prepayments."

      Risks Associated with Yield Sensitivity of the Strip Securities. The yield to maturity of any Strip Securities will be extremely sensitive to the prepayment, and default experience on the Receivables, which may fluctuate significantly from time to time. See "--Reinvestment Risks from Prepayments." Holders of any Strip Securities entitled to principal payments with disproportionately small, nominal or no interest payments should consider the risk that a slower than anticipated rate of payments on the Receivables will result in an actual yield that is less than the anticipated yield. Holders of Strip Securities entitled to interest payments with disproportionately small, nominal or no principal payments should consider the risk that a faster than anticipated rate of payments on the Receivables will result in an actual yield that is less than the anticipated yields. Prospective investors in Strip Securities should fully consider the risk that an extremely rapid rate of principal prepayments could result in the failure of investors in the Strip Securities entitled to disproportionately small, nominal or no principal payments to recoup their initial investment.

Risk of Commingling of Receivables Files

      The Seller will cause financing statements to be filed with the appropriate governmental authorities to perfect the interest of the related Trust in its purchase of Receivables from the Seller and to perfect the interest of the Seller in its purchase of Receivables from the Paragon in accordance with the UCC in effect in the relevant jurisdiction. Unless otherwise indicated in the related Prospectus Supplement, the Servicer will hold the Receivables, either directly or through subservicers, as custodian for the applicable Trustee following the sale and assignment of the Receivables to the related Trust. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. The Seller believes that it is customary for Receivables to not be segregated or stamped or otherwise marked in connection with asset securitizations of the type contemplated hereby and in other types of receivables financings where the parent company of the transferor has credit ratings that are investment grade or better and servicing is retained by the transferor. If through inadvertence or otherwise (for example, if Paragon or the Seller were to sell or grant a security interest in Receivables in violation of the applicable Transfer and Servicing Agreements), another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust. Under such circumstances, there is a risk that the Trust would not be able to realize some or all of the cash flow from such Receivable. Although Paragon or the Seller would be liable to the Trust in that event, if Paragon or the Seller became insolvent, holders of Securities could suffer losses.

Risk of Unenforceable Security Interest in Financed Vehicles

      In connection with the sale of Receivables by Paragon to the Seller and by the Seller to a Trust, security interests in the Financed Vehicles securing such Receivables will be assigned by Paragon to the Seller and by the Seller to such Trust simultaneously with the sale of such Receivables by Paragon to the Seller and by the Seller to such Trust. Due to administrative burden and expense (i.e., fees payable to state motor vehicle departments ranging up to approximately forty dollars per vehicle and related paperwork), the certificates of title to the Financed Vehicles will not be amended to reflect the assignments to the Seller or to the Trust. In the absence of such amendments, the Seller and such Trust may not have a perfected security interest in the Financed Vehicles securing the Receivables in some states. The Seller will be obligated to repurchase any

Receivable sold to such Trust as to which the Seller has breached its representation that it has a perfected security interest in the Financed Vehicle securing such Receivable as of the date such Receivable is transferred to such Trust, if such breach shall materially and adversely affect the interest of such Trust in such Receivable and if a breach of such representation shall not have been cured by the last day of the month that includes the sixtieth day (or, if the Seller elects, earlier) following the discovery by or notice to the Seller of such breach. If such Trust does not have a perfected security interest in a Financed Vehicle, its ability to realize on such Financed Vehicle in the event of a default may be adversely affected, which could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. Paragon will be obligated, pursuant to the applicable Purchase Agreement, to repurchase from the Seller any Receivable sold by it thereunder that the Seller has repurchased as a result of such a breach. The Seller will assign its rights under each Purchase Agreement to the related Trust. The Seller believes that it is customary for certificates of title or ownership to not be endorsed or amended in connection with asset securitizations of the type contemplated hereby.

Risk of Non-Priority of Trust's Security Interest in Financed Vehicles

      To the extent the security interest in the Financed Vehicles is perfected, such Trust will have a prior claim over subsequent purchasers of such Financed Vehicles and holders of subsequently perfected security interests. However, as against liens for repairs of Financed Vehicles or for taxes unpaid by an Obligor under a Receivable, or through fraud or negligence, such Trust could lose the priority of its security interest or its security interest in a Financed Vehicle, which could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. Neither the Seller nor the Servicer will have an obligation to repurchase a Receivable as to which any of the aforementioned occurrences result in such Trust's losing the priority of its security interest or its security interest in such Financed Vehicle after the date such security interest was conveyed to such Trust. See "Certain Legal Aspects of the Receivables--Security Interest in Vehicles."

Risk of Substantive Consolidation

      Seller has taken steps in structuring the transactions described herein and in the related Prospectus Supplement that are intended to ensure that the voluntary or involuntary application for relief by Paragon under the United States Bankruptcy Code (the "Bankruptcy Code") or similar applicable state laws ("Insolvency Laws") will not result in consolidation of the assets and liabilities of the Seller with those of Paragon. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of the Seller would not result in a court's concluding that the assets and liabilities of the Seller should be consolidated with those of Paragon in a proceeding under any Insolvency Law. See "The Seller." If a court were to conclude that the assets and liabilities of the Seller should be consolidated with those of Paragon in a proceeding under any Insolvency Law, then any "true sale" to the Seller would be ineffective to remove the Receivables and other assets from the bankruptcy estate of Paragon. See "Risk of No 'True Sale'" below. Although there can be no assurance, the Seller believes there is no material risk that the Trust would be substantively consolidated with any other entity if that entity were to become the subject of a proceeding under any Insolvency Law.

Risk of No "True Sale"

      The Seller and Paragon each intend that the transfer of Receivables by Paragon to the Seller will constitute a "true sale" of such Receivables. The Seller will take steps in structuring its purchases of Receivables from Paragon to increase the likelihood that such purchases will each be deemed a "true sale". In particular, each such purchase will be without recourse to Paragon for credit losses and at a purchase price believed by the parties to represent the fair market value of the applicable Receivables. If the transfer does, in fact, constitute such a "true sale," the Receivables and the proceeds thereof would not be part Paragon's bankruptcy estate under Section 541 of the Bankruptcy Code should Paragon become the subject of a bankruptcy case subsequent to the transfer of the Receivables to the Seller. It is a condition of the offering that the Seller shall have received an opinion of counsel to the effect that, subject to certain facts, assumptions and qualifications, the transfer of such Receivables by Paragon to the Seller pursuant to the related Purchase Agreement would be such Receivables to the Seller and such Receivables would not form part of Paragon's bankruptcy estate pursuant to Section 541 of the Bankruptcy Code.

      Notwithstanding the foregoing, if the Seller or Paragon were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Seller or Paragon or Paragon itself were to take the position that the transfer of Receivables by the Seller to the Trust, or by Paragon to the Seller, as the case may be, should instead be treated as a pledge of the Receivables to secure a borrowing of the Seller or Paragon, as the case may be, then delays in payments of collections of the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amount of such payments could result. If the transfer of the Receivables by the Seller to the Trust, or by Paragon to the Seller, is treated as a pledge instead of a sale, a tax, government or other lien on the property of the Seller or Paragon, as the case may be, arising before the transfer of the Receivables to the Trust may have priority over the Trust's or the Seller's interest in the Receivables.

      In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir.
1993), cert. denied 114 S.Ct 554 (1993), the United States Court of Appeals for the 10th Circuit suggested that even where a transfer of accounts from a seller to a buyer constitutes a "true sale," the accounts would nevertheless constitute property of the seller's bankruptcy estate in a bankruptcy of the seller. If the Seller were to become subject to a bankruptcy proceeding and a court were to follow the Octagon court's reasoning, Securityholders might experience delays in payment or possibly losses on their investment in the Securities. The Permanent Editorial Board of the UCC has issued an official commentary (PEB Commentary No. 14) which characterizes the Octagon court's interpretation of Article 9 of the UCC as erroneous. Such commentary states that nothing in Article 9 is intended to prevent the transfer of ownership of accounts or chattel paper. However, such commentary is not legally binding on any court.

Realization Upon Financed Vehicles; Obligor Insolvency-Related Risks

      Numerous statutory provisions, including Insolvency Laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment against an obligor. For example, in a Chapter 13 proceeding under the Bankruptcy Code, a court may prevent a creditor from repossessing a vehicle, and, as part of the obligor's rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness. To the extent that any credit enhancement for such Trust were insufficient to cover all such losses, such actions could result in an inability of holders of the Notes (if any) and Certificates issued by such Trust to recover payment in full of their respective principal amounts and interest thereon or could result in delays in such payments.

Consumer Protection Laws

      Federal and state consumer protection laws impose requirements upon creditors in connection with retail installment sales contracts and notes and security agreements and certain of these laws make an assignee thereof (such as a Trust) liable to the obligor thereon for any violation by the creditor or subject to defenses which could be asserted by the obligor against the applicable Dealer or Paragon. Application of such laws could render a Receivable unenforceable, cause the Trust to be unable to collect any balance remaining due on the Receivable or result in liability to the Trust. Such consequences could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. The Seller will be obligated to repurchase any Receivable which fails to comply with such requirements. See "Certain Legal Aspects of the Receivables--Consumer Protection Laws."

Risks Related to Subordination

      To the extent specified in the related Prospectus Supplement, distributions of interest and/or principal on one or more classes of Certificates of a series may be subordinated in priority of payment to interest and principal due on the Notes, if any, of such series or one or more other classes of Certificates of such series. Because all of such Securities will be issued by the same Trust and entitled to receive payments and distributions from the same Trust Property, investors in any such subordinated class or classes of Certificates should consider the risk that losses on the Receivables will be borne by such investors if any Reserve Account or any other credit enhancement is exhausted and could result in the failure of such investors to recover their initial investment.

Risks Related to Limited Assets of Trust; Risk of Credit Losses on Receivables

      No Trust will have, or be permitted or expected to have, any significant assets or sources of funds other than the Receivables and, to the extent provided in the related Prospectus Supplement, a Pre-Funding Account, a Revolving Account, a Reserve Account and any other credit enhancement. The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of any series will be insured or guaranteed by Paragon, the Seller, the Servicer, any Trustee, any Indenture Trustee or any other person or entity. Consequently, holders of the Securities of any series must rely for repayment upon payments on the related Receivables and, if and to the extent available, amounts on deposit in the Pre-Funding Account (if any), the Revolving Account (if any), the Reserve Account (if any) and any other credit enhancement, in each case to the extent provided in the related Prospectus Supplement. Amounts to be deposited in any such Reserve Account with respect to any Trust will be limited in amount and the amount required to be on deposit in such Reserve Account will be reduced as the Pool Balance is reduced. In addition, funds in any such Reserve Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the related Securities. If any such Reserve Account is depleted, the related Trust will depend solely on current payments on its Receivables and other credit enhancement (if any) to make payments on the related Securities. If losses occur which are not covered by the Reserve Account (if any) or any other credit enhancement or which exceed the amount covered by such credit enhancement, holders of Securities may be unable to receive payment in full of principal and interest on their respective Securities.

      If so directed by the holders of the requisite percentage of outstanding Notes of a series issued with respect to a Trust that issues Notes, following an acceleration of the Notes upon an Event of Default, the applicable Indenture Trustee may sell the related Receivables in certain limited circumstances as specified in the related Indenture. See "Description of the Notes--The Indenture--Events of Default; Rights upon Event of Default." However, there is no assurance that the market value of such Receivables will at any time be equal to or greater than the aggregate principal amount of such outstanding Notes and the aggregate Certificate Balance of all outstanding Certificates. Therefore, upon an Event of Default with respect to the Notes of any series, there can be no assurance that sufficient funds will be available to repay the related Noteholders and Certificateholders in full. In addition, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Payment Date (as defined in the related Prospectus Supplement, the "Final Scheduled Payment Date") for such class of Notes.

Lack of Recourse to the Seller, the Servicer and their Affiliates

      None of the Seller, the Servicer or their affiliates is generally obligated to make any payments in respect of any Notes, the Certificates or the Receivables of a given Trust. The Securities will not be guaranteed by, represent an interest in or obligation, either recourse or nonrecourse, of the Seller, the Servicer or any person other than the Trust.

      However, in connection with the sale of Receivables by the Seller to a given Trust, the Seller will make representations and warranties with respect to the characteristics of such Receivables and, in certain circumstances, the Seller may be required to repurchase Receivables with respect to which such representations and warranties have been breached. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables." In addition, under certain circumstances, the Servicer may be required to purchase Receivables. See "Description of the Transfer and Servicing Agreements--Servicing Procedures." To the extent that collections on any Receivable were reduced as a result of any matter giving rise to a repurchase obligation on the part of the Seller or the Servicer, and the Seller or the Servicer failed for any reason to perform in accordance with that obligation, then delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments could occur. Moreover, if Paragon were to cease acting as the Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payments to the Securityholders.

Risks Associated with Subsequent Receivables

      If so specified in the applicable Prospectus Supplement, the property of a Trust may include monies on deposit in a Pre-Funding Account or Revolving Account, which monies will be used to purchase or otherwise acquire Subsequent Receivables from the Seller from time to time during the Funding Period or Revolving Period specified in the related Prospectus Supplement. If a Pre-Funding Account or Revolving Account is included in the property of a Trust, the ability of Paragon to generate Subsequent Receivables to be conveyed to the Seller for subsequent conveyance to such Trust will affect the amount on deposit in such account which is not applied to the purchase of Subsequent Receivables during the Funding Period or Revolving Period, as applicable. Such Funding Period may be up to one year in length in the case of any Trust that issues Notes and 90 days after the Closing Date for any other Trust. The duration of any Revolving Period will be set forth in the related Prospectus Supplement. At the end of the Funding Period or Revolving Period, as applicable, the holders of Securities issued by such Trust may receive a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account or Revolving Account, as applicable. The reinvestment risk associated with any such distribution of principal will be borne by the holders of the Securities issued by such Trust. The amount that may be initially deposited into a Pre-Funding Account may be up to 100% of the principal amount of the Securities issued by a Trust. There is no limitation on the percentage of a Trust's property which may be represented by amounts on deposit in a Pre-Funding Account and consequently, there is no limitation on the percentage of a series or class of Securities which may be represented by amounts on deposit in a Pre-Funding Account. Amounts on deposit in a Revolving Account will be limited to the amount set forth in the related Prospectus Supplement. Amounts on deposit in any Pre-Funding Account or Revolving Account may be invested only in certain permitted investments deemed acceptable by the Rating Agency as consistent with the applicable ratings on the Securities. Subsequent Receivables may be originated by the Paragon at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality. However, the transfer of Subsequent Receivables to a Trust will be subject to the condition, among others, that the Rating Agency has notified the Seller in writing on the Closing Date that, following the transfer of such Subsequent Receivables to the Trust in accordance with the provisions of the Transfer and Servicing Agreements, the rating with respect to each class of Securities issued by such Trust will not be lowered or withdrawn. The transfer of Subsequent Receivables to the Trust may also result in an accelerated rate of payment to the applicable Securityholders caused by an increased level of defaults on such Receivables. Securityholders will bear all reinvestment risk associated with a higher than expected rate of payment on the Securities. In addition, if such Securities were purchased at a premium, a higher than expected rate of payment would result in a reduction in the yield to maturity of any class of Securities to which such payments are distributed. To the extent that amounts on deposit in the Pre-Funding Account or Revolving Account have not been fully applied to the purchase of Subsequent Receivables by a Trust by the end of the applicable Funding Period or Revolving Period and such amounts exceed the applicable amount described in the related Prospectus Supplement, the holders of Securities issued by the related Trust will receive, on the Payment Date on or immediately following the last day of the applicable Funding Period or Revolving Period, as applicable, a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account or Revolving Account following the purchase of any Subsequent Receivables on such Payment Date. It is anticipated that the principal balance of Subsequent

Receivables sold to a Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account or Revolving Account, and that therefore there will be at least a nominal amount of principal prepaid to the holders of the Securities issued by such Trust. Holders of Securities issued by a Trust the property of which includes a Pre-Funding Account or Revolving Account will bear the reinvestment risk associated with any such distribution of amounts on deposit in the Pre-Funding Account or Revolving Account after the termination of the applicable Pre-Funding Period or Revolving Period, as applicable. Any such distribution will have the effect of a prepayment on the related Receivables and, if such Securities were purchased at a premium, would result in a reduction in the yield to maturity of any class of Securities to which such amounts are distributed.

Extensions and Deferrals of Payments on Receivables

      Consistent with its customary servicing practices and procedures, the Servicer or its designee may, in its discretion and on a case-by-case basis, arrange with Obligors to extend, modify or amend the terms of the related Receivables. Any such extensions or modifications may increase the weighted average life of the related Securities. Any reinvestment risks resulting from faster or slower payment resulting from extensions, modifications or amendments of payments on Receivables held by the Trust will be borne entirely by the Securityholders of the related series of Securities. The Servicer will not be permitted to grant any such extension, modification or amendment if as a result the final scheduled payment on a Receivable would fall after the related Final Scheduled Maturity Date, unless the Servicer repurchases the affected Receivable. See "Risk Factors--Risk of Prepayment and Possible Adverse Effect on Yield" and "Weighted Average Life of the Securities."

Servicer Termination Events

      With respect to a series of Securities that includes Notes, in the event a Servicer Termination Event occurs, the Indenture Trustee or the Noteholders with respect to such series, as described under "Description of the Transfer and Servicing Agreements--Rights upon Servicer Termination Event" may remove the Servicer without the consent of the Trustee or any of the Certificateholders with respect to such series. The Trustee or the Certificateholders with respect to such series will not have the ability to remove the Servicer if a Servicer Termination Event occurs. In addition, the Noteholders of such series will have the ability, with certain specified exceptions, to waive Servicer Termination Events by the Servicer, including Servicer Termination Events that could materially adversely affect the Certificateholders of such series. See "Description of the Transfer and Servicing Agreements -- Waiver of Past Defaults." The Servicer believes that its credit loss and delinquency experience reflect in part its trained staff and collection procedures. There can be no assurance that collections with respect to the Receivables will not be adversely affected by any change in Servicer.

Book-Entry Registration

      Each class of Securities of a given series will be initially represented by one or more certificates registered in the name of Cede & Co. ("Cede"), or any other nominee for the Depository Trust Company ("DTC") set forth in the related Prospectus Supplement (Cede, or such other nominee, "DTC's Nominee"), and will not be registered in the names of the beneficial owners of the Securities ("Security Owners") of such series or their nominees unless Definitive Securities are issued. As a result, unless and until Definitive Securities for such series are issued, such Security Owners will not be recognized by the Trustee or any applicable Indenture Trustee as "Certificateholders", "Noteholders" or "Securityholders", as the case may be (as such terms are used herein or in the related Pooling and Servicing Agreement or related Indenture and Trust Agreement, as applicable). Hence, until Definitive Securities are issued, such Security Owners will only be able to exercise the rights of Securityholders indirectly through DTC, Cedel or Euroclear and their participating organizations. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities."

Ratings of the Securities

      It is a condition to the issuance of each class of Securities offered hereby that they are rated by at least one nationally recognized statistical rating agency in one of its generic rating categories which signifies investment grade. A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the timely payment of interest on and the ultimate payment of principal of the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.

                                 THE TRUSTS

      With respect to each series of Securities, the Seller will establish a separate Trust pursuant to the respective Trust Agreement or Pooling and Servicing Agreement, as applicable, for the transactions described herein and in the related Prospectus Supplement. The property of each Trust will include a pool (a "Receivables Pool") of Receivables pursuant to which a purchaser (an "Obligor") of a Financed Vehicle is obligated. The property of each Trust will also include all payments received with respect to any Simple Interest Receivables on and after the Cutoff Date (as such term is defined in the related Prospectus Supplement, a "Cutoff Date") and all payments due with respect to Precomputed Receivables, if any, on and after the applicable Cutoff Date. Pursuant to each Dealer Agreement, the applicable Dealer is obligated to purchase from Paragon that is a party to such Dealer Agreement any Receivables sold or originated thereunder which do not meet certain representations made by that Dealer, and, to the extent set forth in the related Prospectus Supplement, any uncollectible Receivables covered by recourse plans ("Dealer Recourse"). The Receivables of each Receivables Pool will be serviced by the Servicer. See "The Servicer." Receivables that are to be included in any Receivables Pool will be transferred pursuant to a Purchase Agreement by Paragon to the Seller for purposes of transfer to the applicable Trust. In addition, to the extent described in any Prospectus Supplement, the related Receivables Pool may include Receivables acquired by Paragon through acquisitions.

      On or before the applicable Closing Date, the Seller will sell the Initial Receivables of the applicable Receivables Pool to the Trust. To the extent so provided in the related Prospectus Supplement, Subsequent Receivables will be conveyed to the Trust as frequently as daily during a Funding Period. Any Subsequent Receivables so conveyed will also be assets of the applicable Trust and will be subject to the prior rights of the related Indenture Trustee and the Noteholders, if any, therein. The property of each Trust will also include (i) all of the right, title and interest of Paragon and the Seller in and to (i) the security interests of Paragon and the Seller in the related Financed Vehicles and any other interest of Paragon and the Seller in the related Financed Vehicles, including the certificates of title with respect to such Financed Vehicles,
(ii) certain insurance policies and any proceeds from such insurance policies relating to the Receivables, the Obligors or the related Financed Vehicles, including rebates or refunds of premiums, (iii) the rights of Paragon and the Seller against Dealers with respect to the Receivables,
(iv) property that secures any of the Receivables and that has been acquired by or on behalf of the Seller or the Trust pursuant to the liquidation of any such Receivable, (v) the rights of the Seller under the related Purchase Agreement, (vi) all funds on deposit from time to time in the trust accounts established and maintained pursuant to the related Transfer and Servicing Agreement, including all income thereon and proceeds thereof, and (vii) all proceeds and investments of any of the foregoing, provided that, with respect to any series of Notes, the relevant rights and benefits with respect to such property will be assigned by the Seller and the Trustee to the related Indenture Trustee for the benefit of the related Securityholders. To the extent specified in the related Prospectus Supplement, a Pre-Funding Account, a Revolving Account, a Reserve Account or other form of credit enhancement may be a part of the property of any given Trust or may be held by the Trustee or an Indenture Trustee for the benefit of holders of the related Securities.

      If so specified in the related Prospectus Supplement, a Trust may acquire Initial Receivables pursuant to warehouse financing arrangements entered into prior to the sale by that Trust of any Notes offered hereby. "Warehouse financing" generally refers to interim financing of Receivables during the period from the purchase or funding of the Receivables by Paragon until the securitization of the Receivables. In some cases, to the extent specified in the related Prospectus Supplement, a Trust that issues Notes will acquire Receivables prior to the issuance of the Notes and/or Certificates ultimately to be issued by that Trust. The interim financing for such acquisitions will be provided by the issuance by the Trust of notes or certificates which were privately placed. Such notes or certificates will be refinanced by the sale of the Notes and/or Certificates. It will be a condition to the issuance of any Securities which refinance other securities issued by any such Trust that such warehouse financing be repaid to the extent provided in the related Prospectus Supplement, and any related security interests released, at or prior to the time of such issuance.

      The Servicer will service the Receivables held by each Trust and will receive fees for such services. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" herein and "--Servicing Compensation and Payment of Expenses" in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, to facilitate the servicing of the Receivables each Trustee will authorize the Servicer to retain physical possession of the documents representing the Receivables held by each Trust and other documents relating thereto as custodian for each such Trust. Due to administrative burden and expense (i.e., fees payable to state motor vehicle departments ranging up to approximately forty dollars per vehicle and related paperwork), the certificates of title to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to the Seller or each Trust. In the absence of such amendments, the Seller and such Trust may not have a perfected security interest in the Financed Vehicles in all states. See "Certain Legal Aspects of the Receivables" and "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

      Notes and Certificates of a given Series will be issued by the same Trust and payable from the same Trust property. If the protection provided to any Noteholders of a given series by the subordination of the related Certificates and by the Reserve Account (if any) or other credit enhancement for such series, or the protection provided to Certificateholders by any such Reserve Account or other credit enhancement is insufficient, such Noteholders or Certificateholders, as the case may be, would have to look principally to the Obligors on the related Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any recourse against Dealers with respect to such Receivables. In such event, certain factors, such as the applicable Trust's not having perfected security interests in the Financed Vehicles in all states, may affect the Servicer's ability to repossess and sell the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to the holders of the Securities of such series. See "Description of the Transfer and Servicing Agreements--Distributions", "--Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables."

      If so specified in the related Prospectus Supplement, a Trust may make an election to be treated as a "financial asset securitization investment trust" or "FASIT." The applicable Transfer and Servicing Agreement for such a Trust may contain any such terms and provide for the issuance of Notes or Certificates on such terms and conditions as are permitted to a FASIT and described in the related Prospectus Supplement. See "Federal Income Tax Consequences--FASIT Legislation."

      The principal offices of the applicable Trust (if any) and the related Trustee will be specified in the related Prospectus Supplement.

The Trustee

      The Trustee for each Trust will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such Trustee set forth in the related Trust Agreement and the applicable Transfer and Servicing Agreement. The Trustee under each Trust Agreement will perform administrative functions under such Trust Agreement, including making distributions from the Certificate Distribution Account. A Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as Trustee under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, or if the Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                           THE RECEIVABLES POOLS

General

      The Receivables in each Receivables Pool will be motor vehicle retail installment sales contracts secured by new or used motor vehicles entered into between Obligors and automotive dealers and may include Direct Loans. The Receivables to be held by each Trust will be selected from the Receivables portfolio of Paragon for inclusion in a Receivables Pool by several criteria, including that each Receivable (i) is secured by a new or used vehicle, (ii) was originated in the United States, (iii) is a Precomputed Receivable or a Simple Interest Receivable and (iv) as of the Cutoff Date (a) had an outstanding principal balance of at least the amount set forth in the related Prospectus Supplement, (b) had a scheduled maturity not later than the date set forth in the related Prospectus Supplement, (c) had an original term to maturity of not more than the period set forth in the related Prospectus Supplement and (d) had an APR of not less than the rate per annum set forth in the related Prospectus

Supplement. No selection criteria or procedures believed by the Seller to be adverse to the Securityholders are to be used in selecting the Receivables.

      "Precomputed Receivables" consist of any of the following (i) monthly actuarial receivables ("Actuarial Receivables"), (ii) receivables that provide for allocation of payments according to the "Rule of 78's" ("Rule of 78's Receivables") or (iii) receivables that provide for allocation of payments according to the "Sum of Periodic Balances" method ("Sum of Periodic Balances Receivables"). An Actuarial Receivable provides for amortization of the account over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the receivable, consists of an amount of interest equal to 1/12 of the APR of the account multiplied by the unpaid principal balance of the account, and an amount of principal equal to the remainder of the monthly installment. Rule of 78's Receivables and Sum of Periodic Balances Receivables provide for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and finance charge in an amount calculated at the stated APR for the term of the receivable. For a Rule of 78's Receivable, the rate at which such finance charges are earned and, correspondingly, the amount of each fixed monthly installment allocated to reduction of the outstanding principal are calculated in accordance with the "Rule of 78's." For a Sum of Periodic Balances Receivable, the rate at which such finance charges are earned and, correspondingly, the amount of each fixed monthly installment allocated to reduction of the outstanding principal are calculated in accordance with the Sum of Periodic Balances method. In either case, the fraction used in the calculation of finance charge earned each month has as its denominator a number equal to the sum of the series of numbers (the sum of the number of payments, in the case of a Rule of 78's Receivable, and the sum of the periodic principal balances for each month, in the case of Sum of Periodic Balances Receivables). The numerator of the fraction for a given month is the number of payments or the principal balance, as the case may be, before giving effect to the payment to be made in that month. For example, in the case of a Rule of 78's Receivable providing for twelve payments, the denominator of each month's fraction will be 78, the sum of the series of numbers from one to twelve. The fraction for the first payment would be 12/78, the fraction for the second payment would be 11/78 and the fraction for the last payment would be 1/78. The applicable fraction is then multiplied by the total finance charge payable over the entire term of the receivable, and the resulting amount is the amount of finance charge "earned" that month. The difference between the amount of the monthly payment and the amount of finance charge earned for the month is applied to reduce the outstanding principal balance of the receivable.

      "Simple Interest Receivables" are receivables that provide for the amortization of the amount financed under each receivable over a series of fixed level payment monthly installments. Unlike the monthly installment under an Actuarial Receivable, however, each monthly installment consists of an amount of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased, or additional monthly payments are required after the final scheduled payment date, as necessary to repay the then outstanding principal balance and unpaid accrued interest. If a receivable is prepaid, the Obligor is required to pay interest only to the date of prepayment.

      Information with respect to each Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition, the distribution by APR and by the geographic location, the portion of such Receivables Pool consisting of Precomputed Receivables and of Simple Interest Receivables and the portion of such Receivables Pool secured by new vehicles and by used vehicles.


Underwriting

      Paragon positions itself in the dealership market as prime quality financing source and offers distinct vehicle financing programs to its dealers. These offerings vary based upon (a) credit quality of the customer, (b) the percentage of wholesale value of the vehicle that Paragon is willing to advance and (c) pricing (i.e., annual percentage rate and dealer participation paid). Paragon strives to provide professional service to its dealers, including by (i) providing dealers with written credit guidelines, (ii) making consistent credit decisions and (iii) providing credit decisions seven days a week, with credit approvals for most eligible applicants within 30 minutes of receipt of the application. Paragon's competitors include money center and regional commercial banks, as well as other captive and independent finance companies.

      A signed Dealer Agreement is a prerequisite for Paragon's purchase of contracts from a dealer and provides representations and warranties with respect to each contract sold to Paragon. Dealer relationships are developed and maintained by Paragon's experienced sales representatives. Sales representatives typically target dealers with whom they have had past relationships. Dealers who participate in Paragon's program must have a good reputation in the marketplace both as to their overall business and as to their owners and management. Dealers must also have a concentration of "high line" vehicles (that is, luxury and near-luxury automobiles and certain select sports utility vehicles).

      Credit underwriting is centralized at Paragon's service center in St. Louis, Missouri. Dealers typically remit applications to the service center via facsimile. Credit analysts underwrite each application using Paragon's written underwriting guidelines and application processing software, known as Automated Credit Applications Processing System ("ACAPS"). ACAPS electronically obtains credit bureau reports on each applicant and provides interpretation of the reports.

      Paragon's guidelines are geared toward "prime" credits and, therefore, analysts employ credit scoring in their credit decision. The credit scoring system utilized by Paragon is a "launch scorecard" purchased from Experian's Strategic Solutions Division, which calculates a credit score based upon a statistical algorithm derived from the performance of over 1,000,000 motor vehicle retail installment contracts. Other important factors in Paragon's credit decisions include previous credit experience, total debt payment obligations to income ratios, employment stability and residence stability. Once an applicant is approved and Paragon receives the contract documentation from the dealer, documentation specialists verify that (a) the contract and all related documents are completed properly and all signatures are in order and (b) the contract conforms to the credit decision, including the name of the customer, the specific vehicle, the additional equipment and the amount of the advance, prior to purchasing the contract from the dealer.

Subsequent Receivables

      Subsequent Receivables may be originated at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality. Periodic information regarding the Subsequent Receivables will be included under Item 5 in a Current Report filed on Form 8-K with the Commission pursuant to the Exchange Act with respect to each Trust to which Subsequent Receivables have been transferred.

Servicing and Collections

      Paragon handles all servicing and collection functions from its centralized service center in St. Louis, Missouri. Paragon sends monthly statements to each customer to provide an active reminder of the due date and amount of each payment. The statements direct payments to the lockbox maintained with NationsBank, N.A. in St. Louis. For a description of the lockbox arrangements, see "The Transaction Documents--Collections."

      For delinquent payments, Paragon organizes the collection workload based upon the seriousness of the delinquency. Therefore, more senior customer service representatives work the accounts that are more than 30 days delinquent and the less seasoned customer service representatives work the earlier delinquency stages. Collection activities begin through telephone contact with delinquent customers once a contract becomes 10 days delinquent (or, in the case of first payment defaults, one day delinquent). Frequent telephone contact is typically maintained until either (a) the delinquent payment is made by the customer, (b) the customer breaks several promises to make such payment or (c) the customer misses a second payment (i.e., is more than 30 days delinquent). The decision to repossess a vehicle is typically addressed by the collections manager prior to the 45th day of delinquency. By addressing the decision to repossess a vehicle early in the delinquency, Paragon believes that it repossesses vehicles earlier than many of its competitors and that this philosophy will lead to lower net losses over the life of the portfolio. Paragon's loss recognition policy is generally to charge off a contract upon the earliest to occur of:
(i) repossession and sale of the vehicle; (ii) a good faith determination by collections management that no further proceeds are expected to be received on such contract; or (iii) such contract becomes 120 days delinquent.

Information Technology and Systems

      Paragon's information technology needs are met with a system consisting of two mainframe computers (which are provided by vendors) and personal computer local area networks linking the mainframes with the St. Louis service center and Paragon's headquarters in Mission Viejo. The mainframe computers house Paragon's credit application processing system, ACAPS, and Paragon's loan accounting and collections systems, Shaw IL 2000 and CS 2000. The mainframe which runs ACAPS is provided by CBC Companies, Inc. and is located in Columbus, Ohio. Communication between Columbus and St. Louis is conducted over a dedicated, leased telephone line. The mainframe that runs Paragon's loan accounting and collections programs is provided by CSC Logic, Inc./MSA d/b/a Loan Servicing Enterprise (LSE) ("CSC"). These programs reside on CSC's mainframe computer in Dallas, Texas, with which the service center communicates through a dedicated, leased telephone line.

Delinquency and Loss Experience

      Certain information concerning the experience of Paragon pertaining to delinquency and loss experience with respect to Receivables will be set forth in the related Prospectus Supplement. There can be no assurance that the delinquency and net loss experience on any Receivables Pool will be comparable to prior experience or to such information.


                  WEIGHTED AVERAGE LIFE OF THE SECURITIES

      The weighted average life of the Notes, if any, and the Certificates of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. See "Description of the Transfer and Servicing Agreements--Accounts." All of the Receivables are repayable at any time without penalty (or with only a nominal penalty) to the Obligor. The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including decreases in the general level of prevailing interest rates, the desire of the Obligor to purchase a new vehicle and the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable unless such Receivable is paid in full. In addition, under certain circumstances, the Seller will be obligated to repurchase Receivables from a given Trust pursuant to the related Transfer and Servicing Agreement as a result of breaches of representations and warranties and the Servicer will be obligated to purchase Receivables from such Trust pursuant to such Transfer and Servicing Agreement as a result of breaches of certain covenants. Holders of Securities should consider, in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures." See also "Description of the Transfer and Servicing Agreements--Termination" regarding the option of the Seller and Servicer to purchase the Receivables from a given Trust and "--Insolvency Event" regarding the sale of the Receivables owned by a Trust that is not a grantor trust if an Insolvency Event with respect to the Seller occurs.

      No prediction can be made as to the rate of prepayment on the Receivables. The Servicer is not aware of any publicly available industry statistics for the entire industry on an aggregate basis that set forth principal prepayment experience for Receivables similar to the Receivables over an extended period of time.

      In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Notes, if any, or the Certificates of a given series on each Payment Date, since such amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Noteholders, if any, and the Certificateholders of a given series. The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

      Consistent with its customary servicing practices and procedures, the Servicer or its designee may, in its discretion and on a case-by-case basis, arrange with Obligors to extend, modify or amend the terms of the related Receivables. Any extensions, modifications or amendments of Receivables may increase the weighted average life of the related Securities. Unless the Servicer repurchases the affected Receivable, the Servicer will not be permitted voluntarily to grant any extension or modification if as a result the final scheduled payment on a Receivable would fall after the related Final Scheduled Maturity Date or amend or otherwise modify a Receivable in a Trust to be treated as a grantor trust if such amendment or modification would result in a deemed exchange of such Receivable under Section 1001 of the Code.

                    POOL FACTORS AND TRADING INFORMATION

      The "Note Pool Factor" for each class of Notes will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Notes expressing the remaining outstanding principal balance of such class of Notes, as of the applicable Payment Date (after giving effect to payments to be made on such Payment Date), as a fraction of the initial outstanding principal balance of such class of Notes. The "Certificate Pool Factor" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Certificates expressing the remaining Certificate Balance of such class of Certificates, as of the applicable Payment Date (after giving effect to distributions to be made on such Payment Date), as a fraction of the initial Certificate Balance of such class of Certificates. Each Note Pool Factor and each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or the reduction of the Certificate Balance of the applicable class of Certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of such Noteholder's Note and
(ii) the applicable Note Pool Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (i) the original denomination of such Certificateholder's Certificate and (ii) the applicable Certificate Pool Factor.

      The Noteholders, if any, and the Certificateholders will receive reports on or about each Payment Date concerning payments received on the Receivables, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "Pool Balance"), each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information, including amounts allocated or distributed for such Payment Date. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders."

                              USE OF PROCEEDS

      The net proceeds from the sale of the Securities of a given series will be applied by the Seller or the applicable Trust (i) to the purchase of the Receivables and/or repayment of any related Warehouse Financing,
(ii) to make the initial required deposit (if any) into any Reserve Account or other account established in connection with a given series, (iii) to make the deposit of the Pre-Funded Amount into the Pre-Funding Account, if any, and (iv) such other uses as may be set forth in the related Prospectus Supplement. The portion of the net proceeds paid to the Seller will be used to purchase the Receivables from Paragon.


                                 THE SELLER

      The Seller is a wholly-owned subsidiary of Paragon. The Seller was incorporated in the State of Delaware on November 20, 1997. The principal executive offices of the Seller are located at 27405 Puerta Real, Suite 200, Mission Viejo, California 92691 and its telephone number is (949)348-8700.

      The Seller has taken steps in structuring the transactions described herein and in the Prospectus Supplement that are intended to ensure that the voluntary or involuntary application for relief by Paragon under any Insolvency Laws will not result in consolidation of the assets and liabilities of the Seller with those of Paragon. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation and bylaws containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of the Seller would not result in a court's concluding that the assets and liabilities of the Seller should be consolidated with those of Paragon in a proceeding under any Insolvency Law. See "Risk Factors--Risk of Substantive Consolidation."

      The Seller will warrant to the Trust in the applicable Transfer and Servicing Agreement that the sale of the Receivables by the Seller to the Trustee on behalf of the Trust is a valid sale of such Receivables. In addition, the Seller, the Trustee and the Trust will treat the conveyance by the Seller of the Receivables as a sale of the Receivables by the Seller to the Trustee on behalf of the Trust and the Seller will take or cause to be taken all actions that are required to perfect the Trustee's ownership in such Receivables. If the Seller were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Seller or the Seller itself were to take the position that the sale of Receivables by the Seller to the Trust should instead be treated as a pledge of the Receivables to secure a borrowing of the Seller, then delays in payments of collections of the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amount of such payments could result. If the transfer of the Receivables by the Seller to the Trustee on behalf of the Trust is treated as a pledge instead of a sale, a tax or government lien on the property of the Seller arising before the transfer of the Receivables to the Trustee on behalf of the Trust may have priority over such Trustee's interest in the Receivables. If the conveyance by the Seller of the Receivables is treated as a sale, the Receivables would not be part of the Seller's bankruptcy estate and would not be available to the Seller's creditors.

                          PARAGON AND THE SERVICER

      Paragon Acceptance Corporation, a Delaware corporation, is a specialized consumer finance company engaged in the acquisition and servicing of "prime" quality automobile, light duty truck and sports utility vehicle retail installment sale contracts secured by recent model, "high line" vehicles (that is, luxury and near-luxury automobiles and certain select sports utility vehicles). Paragon purchases and services motor vehicle retail installment contracts through its dealer service center in St. Louis, Missouri. The headquarters and principal executive offices of Paragon are located at 27405 Puerta Real, Suite 200, Mission Viejo, California 92691.

                          DESCRIPTION OF THE NOTES
General

      With respect to each Trust that issues Notes, one or more classes of Notes of the related series will be issued pursuant to the terms of an Indenture, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary describes the material terms and provisions of the Indenture and Notes, but it does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the applicable Notes and Indenture.

      Each class of Notes will initially be represented by one or more Notes, in each case registered in the name of a nominee of DTC (together with any successor depository selected by the Trust, the "Depository") except as set forth below. See "Certain Information Regarding the Securities--Definitive Securities." Notes will be available for purchase in denominations specified in the related Prospectus Supplement or, if not so specified, in denominations of $1,000 and integral multiples thereof. Notes may be issued in book-entry form or as Definitive Notes and if not otherwise specified in the related Prospectus Supplement, will be issued in book-entry form only. As to Notes issued in book-entry form, the Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Notes of each such class. Unless and until Definitive Notes are issued in replacement for book-entry Notes under the limited circumstances described herein or in the related Prospectus Supplement, no Note Owner will be entitled to receive a physical certificate representing a Note. See "Certain Information Regarding the Securities--Definitive Securities." As to the Notes issued in book-entry form, all references herein and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "Participants") and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities."

Principal and Interest on the Notes

      The timing and priority of payment, seniority, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes of a given series will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series, as described in the related Prospectus Supplement. The dates for payments of interest and principal on the Notes of such series may be different from the Payment Dates for the Certificates of such series. To the extent specified in the related Prospectus Supplement, payments of interest on the Notes other than certain Strip Notes, if any, of such series will be made prior to payments of principal thereon. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Notes entitled to (i) principal payments with disproportionate, nominal or no interest payments or (ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Strip Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." One or more classes of Notes of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including at the end of the Funding Period (if any) or as a result of the exercise by the Seller or Servicer of its option to purchase the related Receivables Pool.

      To the extent specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement (each, a "Payment Date", which may be the same date as each applicable Payment Date as specified in the related Prospectus Supplement), in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes of such series.

See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit and Cash Flow Enhancement."

      In the case of a series of Notes which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

      To the extent specified in the related Prospectus Supplement, the principal amount of Notes outstanding at any time may be reduced to reflect losses in the Receivables experienced prior to such time.

      Following are examples of various types of Notes which may be issued by a Trust. The Prospectus Supplement accompanying this Prospectus will describe in more detail any of the below-listed types of Notes actually issued by a particular Trust.

      Fixed Payment Notes. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may have fixed principal payment schedules. Noteholders of such Notes would be entitled to receive as payments of principal on any given Payment Date the applicable amounts set forth on such schedule with respect to such Notes, in the manner and to the extent set forth in the related Prospectus Supplement.

      Short Term Asset Backed Notes. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be entitled to receive principal payments prior to the receipt of principal payments by other classes of Securities issued by the applicable Trust. If so provided in the related Prospectus Supplement, such class or classes of Notes will have a final scheduled maturity date of less than 397 days from the initial trade date related thereto and such class or classes will have received a short-term rating by a Rating Agency that is in one of the two highest short-term rating categories. The failure to pay such a class of Notes on or prior to the related Final Scheduled Maturity Date would constitute an event of default under the related Indenture. In general, such class or classes of Notes will otherwise be similar to Notes which are described in this Prospectus.

      Planned Amortization Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be structured as a planned amortization class ("PAC"). A PAC will be retired according to a predetermined amortization schedule set forth in the related Prospectus Supplement and structured to be substantially independent of the prepayment rate on the Receivables. The timing of distributions in respect of the other classes of Securities in the related series in some instances may be slowed down or accelerated so that the PAC scheduled amortization may be met as provided in the related Prospectus Supplement. The planned amortization for a PAC set forth in the related Prospectus Supplement generally will require scheduled sinking fund payments for the PAC on each Payment Date. Payments to the other classes of Securities in the related series will be allocated as otherwise set forth in the related Prospectus Supplement only after the scheduled sinking fund payments or scheduled amortization payments to the PAC have been made.

      Targeted Amortization Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be structured as a targeted amortization class ("TAC"). Any TAC will be similar to a PAC, with support classes providing protection against prepayment risks to the TAC. However, a TAC will differ from a PAC in that it generally may not receive as much protection against prepayments on the Receivables as a PAC. In particular, a TAC will generally provide no protection against the risk of prepayments occurring more slowly than the rate of prepayment assumed for structuring purposes and generally will not be structured to permit expected cash flows from non-TAC classes of Securities to be diverted to the TAC.

      Companion Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be designed to receive principal payments on a Payment Date only if principal payments have been made on a specified planned amortization class of Notes or targeted amortization class of Notes, and to receive any excess payments over the amount required to reduce the principal amount of the planned amortization class or targeted amortization class to the planned or targeted balance for such Payment Date.

The Indenture

      Modification of Indenture. With respect to each Trust that has issued Notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of a majority of the outstanding Notes of the related series, execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

      With respect to the Notes of a given series, without the consent of the holder of each outstanding Note affected thereby, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the Interest Rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any such Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Trust, any other obligor on such Notes, the Seller or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.

      The Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided that such action will not adversely affect in any material respect the interest of any such Noteholder, unless the Rating Agency then rating the Notes shall have notified the Seller, the Servicer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the affected Notes of such series.

      Events Of Default; Rights Upon Event of Default. With respect to the Notes of a given series, "Events of Default" under the related Indenture will consist of: (i) any failure to pay interest on the Notes as and when the same becomes due and payable, which failure continues unremedied for five days; (ii) any failure to make any required payment of principal on the Notes; (iii) a default in the observance or performance in any material respect of any covenant or agreement of the applicable Trust made in the related Indenture, or any representation or warranty made by the applicable Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect as of the time made, and the continuation of any such default or the failure to cure such breach of a representation or warranty for a period of 30 days after there shall have been given to such Trust by the applicable Indenture Trustee, or to such Trust and such Indenture Trustee by the holders of at least 25% of the aggregate outstanding principal balance of the Notes, a written notice in accordance with the related Indenture; (iv) certain events of bankruptcy, insolvency, receivership or liquidation with respect to the Seller or the applicable Trust; and (v) failure to pay the unpaid principal balance of any class of Notes on the respective Final Scheduled Payment Date for such class. However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Payment Date for such class of Notes.

      If an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of a percentage of the principal amount of Notes then outstanding specified in the related Prospectus Supplement and, if not so specified, may be rescinded by the holder of a majority in principal amount of such Notes then outstanding.

      If the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration. Such Indenture Trustee is prohibited from selling the related Receivables following an Event of Default, other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Note of such series, unless (i) the holders of all such outstanding Notes and the holders of all outstanding certificates consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes and all outstanding Certificates on the date of such sale, or (iii) such Indenture Trustee determines that the proceeds of Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such Indenture Trustee obtains the consent of the holders of 66-2/3% of the aggregate outstanding amount of such Notes and the holders of 100% of the aggregate outstanding amount of the Certificates.

      If an Event of Default occurs and is continuing with respect to a series of Notes, such Indenture Trustee will be under no obligation to exercise any of the rights or powers under such Indenture at the request or direction of any of the holders of such Notes, if such Indenture Trustee believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to the provisions for indemnification and certain limitations contained in the related Indenture, the holders of a majority in principal amount of the outstanding Notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority in principal amount of such Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes.

      No holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series have made written request to such Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee satisfactory indemnity, (iv) such Indenture Trustee has for 60 days failed to institute such proceeding, and (v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes.

      With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Trust contained in the applicable Indenture.

Certain Covenants

      Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States or any state, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Notes or the Certificates of such series then in effect would not be reduced or withdrawn by the Rating Agency as a result of such merger or consolidation, (v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder, and (vi) any action necessary to maintain the lien and security interest under the Indenture has been taken.

      Each Trust will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such Trust (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby, (iv) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than certain liens that arise by operation of law) to be created on or extend to or otherwise arise upon or burden the assets of such Trust or any part thereof, or any interest therein or the proceeds thereof, or (v) permit the lien of the related Indenture not to constitute a valid first priority (other than certain liens that arise by operation of law) security interest in the assets of such Trust.

      No Trust may engage in any activity other than as specified under the section of the related Prospectus Supplement entitled "The Trust." No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture or otherwise in accordance with the Related Documents.

      Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

The Indenture Trustee

      The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Issuer will be obligated to appoint a successor trustee for such series. The Issuer may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

                      DESCRIPTION OF THE CERTIFICATES

General

      With respect to each Trust, one or more classes of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the Certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

      Except for the Certificates, if any, of a given series purchased by the Seller, each class of Certificates will initially be represented by one or more Certificates registered in the name of the Depository, except as set forth below. See "Certain Information Regarding the Securities -- Definitive Securities." Except for the Certificates, if any, of a given series purchased by the Seller, the Certificates will be available for purchase in minimum denominations specified in the related Prospectus Supplement, or if not so specified, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. Certificates may be issued in book-entry form or as Definitive Certificates and if not otherwise specified in the related Prospectus Supplement will be available in book-entry form only. As to the Certificates issued in book-entry form, the Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any series that are not purchased by the Seller. Unless and until Definitive Certificates are issued in replacement for book-entry Certificates under the limited circumstances described herein or in the related Prospectus Supplement, no Certificate Owner (other than the Seller) will be entitled to receive a physical certificate representing a Certificate. See "Certain Information Regarding the Securities -- Definitive Securities." As to Certificates issued in book-entry form, all references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Definitive Securities." Any Certificates of such series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements--Insolvency Event").

Distributions of Principal and Interest

      The timing and priority of distributions, seniority, allocations of losses, Certificate Rate and amount of or method of determining distributions with respect to principal and interest of each class of Certificates will be described in the related Prospectus Supplement. Distributions of interest on such Certificates other than certain Strip Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "Payment Date") and will be made prior to distributions with respect to principal of such Certificates. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Certificates entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions, or (ii) interest distributions with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Certificate Rate, which may be a fixed, variable or adjustable Certificate Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Certificate Rate for each class of Certificates of a given series or the method for determining such Certificate Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." If a series of Securities includes classes of Notes, such Notes and Certificates will be issued by the same Trust and payable from the same Trust property, to the extent specified in the related Prospectus Supplement, distributions in respect of the Certificates of such series will be subordinate to payments in respect of the Notes of such series to the extent provided in the related Prospectus Supplement. Distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

      In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

      To the extent specified in the related Prospectus Supplement, the principal amount of Certificates outstanding at any time may be reduced to reflect losses on the Receivables experienced prior to such time.

                CERTAIN INFORMATION REGARDING THE SECURITIES

Fixed Rate Securities

      Each class of Securities (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the related Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Certificate Rate, as the case may be, specified in the related Prospectus Supplement. Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months or on such other day count basis as is specified in the applicable Prospectus Supplement. See "Description of the Notes--Principal and Interest on the Notes" and "Description of the Certificates-- Distributions of Principal and Interest."

Floating Rate Securities

      Each class of Floating Rate Securities will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Securities, "Interest Reset Period") at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.

      The applicable Prospectus Supplement will designate a Base Rate for a given Floating Rate Security based on the London interbank offered rate ("LIBOR"), commercial paper rates, Federal funds rates, U.S. Government treasury securities rates, negotiable certificates of deposit rates or another rate as set forth in such Prospectus Supplement.

      As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

      Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be either the Trustee or Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. All percentages resulting from any calculation of the rate of interest on a Floating Rate Security will be rounded, if necessary, in the manner specified in the related Prospectus Supplement or, if not so specified to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

Book-Entry Registration

      With respect to each class of Securities of a given series issued in book-entry form, Securityholders may hold their Securities through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems. DTC's Nominee will hold the global Securities. Cedel and Euroclear will hold omnibus positions on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositories (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. For additional information regarding clearance and settlement procedures see Annex I hereto.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities for its Participants ("DTC Participants") and facilitates the clearance and settlement among DTC Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic book-entry changes in DTC Participants' accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and DTC Participants are on file with the Securities and Exchange Commission.

      Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

      Because of time-zone differences, credits of securities in Cedel or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Cedel Participant or Euroclear Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

      Purchases of Securities under the DTC system must be made by or through DTC Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual Security Owner is in turn to be recorded on the DTC Participants' and Indirect Participants' records. Security Owners will not receive written confirmation from DTC of their purchase, but Security Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect Participant through which the Security Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of DTC Participants acting on behalf of Security Owners. Security Owners will not receive certificates representing their ownership interest in Securities, except in the event that use of the book-entry system for the Securities is discontinued. Except to the extent Seller holds Certificates with respect to any series of Securities, it is anticipated that the only "Securityholder", "Noteholder" and

"Certificateholder" will be DTC's Nominee. Note Owners will not be recognized by each Indenture Trustee as Noteholders, as such term is used in each Indenture, and Note Owners will be permitted to exercise the rights of Noteholders only indirectly through DTC and DTC Participants. Similarly, Certificate Owners will not be recognized by each Trustee as Certificateholders as such term is used in each Trust Agreement or Pooling and Servicing Agreement, and Certificate Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and DTC Participants.

      To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC are registered in the name of DTC's Nominee. The deposit of Securities with DTC and their registration in the name of DTC's Nominee effects no change in beneficial ownership. DTC has no knowledge of the actual Security Owners of the Securities; DTC's records reflect only the identity of the DTC Participants to whose accounts such Securities are credited, which may or may not be the Security Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect Participants, and by DTC Participants and Indirect Participants to Security Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Neither DTC nor DTC's Nominee will consent or vote with respect to Securities. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns DTC's Nominees's consenting or voting rights to those DTC Participants to whose accounts the Securities are credited on the record date (identified in a listing attached thereto).

      Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Participants' accounts on the applicable Payment Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such Payment Date. Payments by DTC Participants to Security Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name" and will be the responsibility of such DTC Participant and not of DTC, the related Indenture Trustee or the related Trustee, as applicable or the Seller, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the applicable Trustee, disbursement of such payments to DTC Participants shall be the responsibility of DTC, and disbursement of such payments to Security Owners shall be the responsibility of DTC Participants and Indirect Participants. Under a book-entry format, Securityholders may experience some delay in their receipt of payments, since such payments will be forwarded by the applicable Trustee to DTC's Nominee. DTC will forward such payments to DTC Participants which thereafter will forward them to Indirect Participants or Security Owners.

      Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

      DTC has advised the Seller that it will take any action permitted to be taken by a Noteholder under the related Indenture or a Certificateholder under the related Trust Agreement or Pooling and Servicing Agreement only at the direction of one or more DTC Participants to whose accounts with DTC the applicable Notes or Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

      The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Seller believes to be reliable, but the Seller takes no responsibility for the accuracy thereof.

      Cedel Bank, societe anonyme ("Cedel") is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 32 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters of any series of Securities. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

      The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in 25 countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, Societe Cooperative, a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative Board establishes policy for the Euroclear System. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters of any series of Securities. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions with respect to Securities held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences." Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under a related Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

      Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. Under such circumstances, in the event that a successor securities depository for DTC is not obtained, Definitive Securities are required to be printed and delivered. The Seller may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Definitive Securities will be delivered to Securityholders. See "--Definitive Securities."

      NONE OF THE TRUST, THE SELLER, PARAGON, THE SERVICER, ANY SUBSERVICER, ANY APPLICABLE TRUSTEE NOR ANY OF THE UNDERWRITERS WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY DTC PARTICIPANTS, CEDEL PARTICIPANTS OR EUROCLEAR PARTICIPANTS OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY SECURITY OWNER IN RESPECT OF THE PRINCIPAL BALANCE OF, OR INTEREST ON, THE SECURITIES, (3) THE DELIVERY BY ANY DTC PARTICIPANT, CEDEL PARTICIPANT, OR EUROCLEAR PARTICIPANT OF ANY NOTICE TO ANY SECURITY OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE APPLICABLE AGREEMENTS TO BE GIVEN TO SECURITYHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC OR DTC'S NOMINEE AS THE SECURITYHOLDER.

Definitive Securities

      With respect to any series of Notes and any series of Certificates issued in book-entry form, such Notes or Certificates will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to herein as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, if the related Prospectus Supplement so provides with respect to the initial issuance of any such Securities thereunder and, if the related Prospectus Supplement does not so provide, only if (i) Seller advises the related Trustee that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Trustee is unable to locate a qualified successor, (ii) the Seller at its option, advises the related Trustee that it elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default or a Servicer Termination Event with respect to such Securities, holders representing at least a majority of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series advise the applicable Trustee and DTC through its Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the holders of such Securities.

      Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee will be required to notify all applicable Security Owners of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the applicable Trustee will reissue such Securities as Definitive Securities to such Securityholders.

      Distributions of principal of, and interest on, Definitive Securities will be made by the applicable Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable record date specified for such Securities in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the applicable Trustee. The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final distribution to the applicable Securityholders.

      Definitive Securities will be transferable and exchangeable at the offices of the applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

      Three or more holders of Notes of a given series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders of such series maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes. Unless Definitive Notes have been issued, the only "Noteholder" appearing on the list maintained by the related Indenture Trustee will be Cede, as nominee for DTC. In such circumstances, any Note Owner wishing to communicate with other Note Owners will not be able to identify those Note Owners through the Indenture Trustee and instead will have to attempt to identify them through DTC and its Participants or such other means as such Note Owner may find available.

      Three or more holder of Notes of a given series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders of such series maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under such Certificates. Unless Definitive Certificates have been issued, the only "Certificateholder" appearing on the list maintained by the related Trustee will be Cede, as nominee for DTC. In such circumstances, any Certificate Owner wishing to communicate with other Certificate Owners will not be able to identify those Certificate Owners through the Trustee and instead will have to attempt to identify them through DTC and its Participants or such other means as such Certificate Owner may find available.

Reports to Securityholders

      With respect to each series of Securities, on or prior to each Payment Date, the Servicer will prepare and provide to the related Trustee a statement to be delivered to the related Securityholders. With respect to each series of Securities, each such statement to be delivered to Noteholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable, and each such statement to be delivered to Certificateholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Certificates of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable:

              (i) the amount of the distribution allocable to interest on or with respect to each class of Securities of such series;

              (ii) the amount of the distribution allocable to principal of each class of Securities of such series;

              (iii) the amount of the distribution allocable to draws from the Reserve Account (if any), any Yield Supplement Account or payments in respect of any other credit or cash flow enhancement arrangement;


              (iv) the balance of any Yield Supplement Account or the Reserve Account (if any) on such date, after giving effect to changes therein on such date;

              (v) the amount of fees paid by the Trust with respect to such Collection Period;

              (vi) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, and the Certificate Balance and the Certificate Pool Factor for each class of such Certificates, each after giving effect to all payments reported under clause (ii) above on such date;

              (vii) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

              (viii) the Interest Rate or Certificate Rate for the next period for any class of Notes or Certificates of such series with variable or adjustable rates;

              (ix) for each such date during the Funding Period (if any), the remaining Pre-Funded Amount;

              (x) for the first such date that is on or immediately following the end of the Funding Period (if any), the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the Securities of such series;

              (xi) to the extent provided in the related Prospectus Supplement, the amount of advances made by the Servicer, if any, on such date; and

              (xii) such other information as may be specified in the related Prospectus Supplement.

      Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the applicable Trustee will mail to each person who at any time during such calendar year has been a Securityholder with respect to such Trust and received any payment thereon a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Federal Income Tax Consequences."

Funding Period or Revolving Period

      If specified in the related Prospectus Supplement, during a Funding Period and/or Revolving Period, the Pre- Funding Account and/or Revolving Account will be maintained as a trust account in the name of the applicable Trustee. The Pre-Funded Amount will initially equal the amount specified in the related Prospectus Supplement, which may be up to 100% of the aggregate principal amount of the series of Securities offered thereunder. During the Funding Period, the Pre-Funded Amount will be reduced by the amount thereof used to purchase Subsequent Receivables in accordance with the applicable Transfer and Servicing Agreement and the amounts thereof deposited in the Reserve Account in connection with the purchase of such Subsequent Receivables.

      Prior to being used to purchase Subsequent Receivables or paid to the Noteholders and Certificateholders, the Pre-Funded Amount and amounts on deposit in the Revolving Account will be invested from time to time in Permitted Investments. See "Description of the Transfer and Servicing Agreements--Accounts."

      If specified in the related Prospectus Supplement for a Trust that issues Notes, during a Revolving Period, the applicable Trustee will deposit in the related Revolving Account the principal collections on the related Receivables as described above. In addition, on each Payment Date during the Revolving Period, the applicable Trustee will deposit in the related Revolving Account any other amount described in the related Prospectus Supplement. Funds on deposit in a Revolving Account will be withdrawn from time to time during the related Revolving Period for delivery to the Seller in exchange for the transfer and assignment of Subsequent Receivables to the related Trust in the manner specified in the related Prospectus Supplement. In addition, on the Payment Date following the end of the related Revolving Period, the applicable Trustee will transfer the amount, if any, on deposit in the related Revolving Account at the close of business on the last day of such Revolving Period, less any investment earnings on deposit therein, to the related Collection Account for distribution to the related Securityholders on such Payment Date. In addition, on each Payment Date during the related Revolving Period, the applicable Trustee will transfer to the related Collection Account for distribution to the related Securityholders on such Payment Date the amount, if any, by which the amount on deposit in the related Revolving Account at the close of business on the last day of the preceding calendar month, less any investment earnings on deposit therein, exceeds the maximum permitted Revolving Account balance specified in the related Prospectus Supplement.

            DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

      The following summary describes the material terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Seller and the Servicer will agree to service such Receivables and each Trust Agreement (in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and Certificates will be issued and pursuant to which the Trustee will undertake certain administrative duties with respect to a Trust that issues Notes. Forms of each type of the Transfer and Servicing Agreements and the Trust Agreement have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. This summary does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Transfer and Servicing Agreements and the Trust Agreement.

Sale and Assignment of Receivables

      Prior to or at the time of issuance of the Securities of a given Trust, pursuant to a related Purchase Agreement, Paragon will sell and assign to the Seller, without recourse, its entire interest in the Initial Receivables, of the related Receivables Pool, including its security interests in the related Financed Vehicles. The Seller will, if so specified in the related Prospectus Supplement, transfer and assign to the applicable Trustee, without recourse, pursuant to a Transfer and Servicing Agreement, its entire interest in the Initial Receivables, if any, of the related Receivables Pool, including its security interests in the related Financed Vehicles. The Trustee will not independently verify the existence and qualification of any Receivables. The Trustee will, concurrently with such sale and assignment, execute, authenticate, and deliver the related Notes and/or Certificates to the Seller in exchange for the Receivables. Each such Receivable will be identified in a schedule delivered pursuant to such Transfer and Servicing Agreement (a "Schedule of Receivables"). The net proceeds received by the Seller from the sale of the Certificates and the Notes of a given series will be applied to the purchase of the related Receivables from Paragon and, to the extent specified in the related Prospectus Supplement, to the repayment of any Warehouse Financing or deposit of the Pre-Funded Amount into the Pre- Funding Account and to make any required initial deposit in any Reserve Account. The related Prospectus Supplement for a given Trust will specify whether, and the terms, conditions and manner under which, Subsequent Receivables will be sold by the Seller to the applicable Trust from time to time during any Funding Period on each date specified as a transfer date in the related Prospectus Supplement (each, a "Subsequent Transfer Date").

      The purchase price for the Receivables purchased by the Trust from the Seller and by the Seller from Paragon may be more or less than the aggregate principal balance thereof. If any Receivables are purchased for a purchase price less than their respective principal balances, a portion of the collections or proceeds in respect of principal from such Receivables may be deemed collections or proceeds in respect of interest on such Receivables for the purposes of allocating distributions on the Securities.

      If so specified in the related Prospectus Supplement, a Trust may acquire Initial Receivables pursuant to Warehouse Financing arrangements entered into prior to the issuance by that Trust of any Securities offered hereby. It will be a condition to the issuance of Securities by any such Trust that any Warehouse Financing with respect to the Pool Receivables be repaid in full, and any related security interests released, at or prior to the time of such issuance.

      In each Purchase Agreement, Paragon will represent and warrant to the Seller and in each Transfer and Servicing Agreement, the Seller will represent and warrant to the applicable Trust, among other things, among other things: (i) as of the Closing Date, the information provided in the schedule to the Sale and Servicing Agreement with respect to the Receivables is correct in all material respects; (ii) as of the Cutoff Date or the applicable Subsequent Transfer Date, if any, the Receivables are free and clear of all liens or claims existing or that have been filed for work, labor, storage or materials that are liens prior to the security interest in the Financed Vehicle granted by the Receivables and no right of setoff, counterclaim or rescission has been asserted or threatened with respect to the Receivables; (iii) at the date of issuance of the Securities, each of the Receivables is secured by (or will be when all necessary steps have been taken to result in) a first priority perfected security interest in the Financed Vehicle in favor of Paragon; (iv) none of the Receivables contravenes in any material respects any requirements of applicable federal, state and local laws, including consumer credit, truth in lending, equal credit opportunity and disclosure laws; and (v) any other representations and warranties that may be described in the related Prospectus Supplement.

      As of the last day of the month that includes the sixtieth day (or if the Seller elects, earlier) following the discovery by or notice to the Seller of a breach of any representation or warranty of the Seller that materially and adversely affects the interests of the related Trust in any Receivable, the Seller, unless the breach is cured, will repurchase such Receivable from such Trust at a price equal to the amount of principal plus accrued interest calculated in accordance with the Servicer's customary practices for such Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any (the "Purchase Amount"). The repurchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee and any Noteholders or Indenture Trustee in respect of such Trust for any such uncured breach.

      Unless otherwise specified in the related Prospectus Supplement, to assure uniform quality in servicing the Receivables and to reduce administrative costs, the Seller and each Trust will designate the Servicer or Paragon as custodian to maintain possession, as such Trust's agent, of the related motor vehicle retail installment sales contract or promissory note and security agreement and any other documents relating to the Receivables. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. The accounting records and computer systems of Paragon, the Servicer and the Seller will reflect the sales and assignments of the related Receivables to the Seller or a Trust, as applicable, and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. If through inadvertence or otherwise, another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust. See "Certain Legal Aspects of the Receivables--Security Interest in Vehicles."

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



Accounts

      With respect to each Trust that issues Notes, the Servicer will establish and maintain with the related Indenture Trustee one or more accounts, in the name of the Indenture Trustee on behalf of the related Noteholders and Certificateholders, into which all payments made on or with respect to the related Receivables will be deposited (the "Collection Account"). The Servicer will establish and maintain with such Indenture Trustee an account, in the name of such Indenture Trustee on behalf of such Noteholders, into which amounts released from the Collection Account and any Pre-Funding Account, Revolving Account, Reserve Account or other credit enhancement for payment to such Noteholders will be deposited and from which all distributions to such Noteholders will be made (the "Note Distribution Account"). The Servicer will establish and maintain with the related Trustee one or more accounts, in the name of such Trustee on behalf of such Certificateholders, into which amounts released from the Collection Account and any Pre-Funding Account, Revolving Account, Reserve Account or other credit or cash flow enhancement for distribution to such Certificateholders will be deposited and from which all distributions to such Certificateholders will be made (each, a "Certificate Distribution Account"). With respect to each Trust that does not issue Notes, the Servicer will also establish and maintain the Collection Account and any other Trust Account in the name of the related Trustee on behalf of the related Certificateholders.

      If so provided in the related Prospectus Supplement, the Servicer will establish an additional account (the "Payahead Account"), into which, to the extent required by the applicable Transfer and Servicing Agreement, early payments by or on behalf of Obligors on Precomputed Receivables which do not constitute scheduled payments, full prepayments, nor certain partial prepayments that result in a reduction of the Obligor's periodic payment below the scheduled payment as of the applicable Cutoff Date ("Payaheads") will be deposited until such time as the payment falls due. Until such time as payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the applicable Noteholders or Certificateholders. For each Trust that issues Notes, the Payahead Account will initially be maintained with and in the name of the applicable Indenture Trustee. With respect to each Trust that does not issue Notes, the Servicer will establish and maintain with the related Trustee the Payahead Account in the name of such Trustee. So long as Paragon is the Servicer and provided that (i) there exists no Servicer Termination Event and (ii) each other condition to holding Payaheads as may be required by the applicable Transfer and Servicing Agreement is satisfied, Payaheads may be retained by the Servicer until the applicable Payment Date.

      Any other accounts to be established with respect to a Trust, including any Pre-Funding Account, Revolving Account, Yield Supplement Account (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Account") or Reserve Account, will be described in the related Prospectus Supplement.

      For any series of Securities, funds in the Collection Account, the Note Distribution Account, the Certificate Distribution Account(s) and any Pre-Funding Account, Revolving Account, Reserve Account and other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the related Transfer and Servicing Agreement in Permitted Investments.

      "Permitted Investments" will be any Eligible Investments, except that money market funds will not be Permitted Investments in the case of a Pre-Funding Account unless the Indenture Trustee receives an opinion of counsel to the effect that making such investments will not require the related Trust to register as an investment company under the Investment Company Act of 1940, as amended. "Eligible Investments" consist of (a) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) demand or time deposits in, certificates of deposit of, demand notes of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the related Indenture Trustee or any agent of the related Indenture Trustee acting in their respective commercial capacities); provided, however, that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated in one of the two highest short-term rating categories by the Rating Agency; (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause(a) above, where the related Indenture Trustee has taken actual or constructive delivery of such obligation in accordance with the applicable Indenture, and (ii) entered into with a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated in one of the two highest short-term rating categories by the Rating Agency (including, if applicable, the related Indenture Trustee, or any agent of the related Indenture Trustee acting in its commercial capacity); (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are rated in one of the two highest long-term rating categories by the Rating Agency at the time of such investment or contractual commitment providing for such investment; (e) commercial paper that (i) is payable in United States dollars and (ii) is rated in one of the two highest short-term rating categories by the Rating Agency; (f) money market mutual funds that are rated in the highest credit rating category by at least one nationally recognized statistical rating organization; or (g) any other demand or time deposit, obligation, security or investment as may be acceptable to the Rating Agency, as evidenced by the prior written consent of the Rating Agency.


      Permitted Investments generally are limited to obligations or securities that mature on or before the date of the next distribution for such series. However, to the extent permitted by the Rating Agency, funds in any Reserve Account may be invested in securities that will not mature prior to the date of the next distribution with respect to such Certificates or Notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in collections on the related Receivables (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts distributed to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series. To the extent specified in the related Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), will be either retained in the applicable Trust Account or distributed to the Servicer and not be treated as collections on the Receivables or otherwise be available for Noteholders or Certificateholders.

      The Trust Accounts will be maintained as Eligible Accounts. "Eligible Account" means either (i) a segregated trust account that is maintained with the corporate trust department of a depository institution, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, any of the States thereof or the District of Columbia having a certificate of deposit, short-term deposit or commercial paper rating in one of the two highest categories from the Rating Agency (or, if not rated by the Rating Agency, from another nationally recognized statistical rating organization).

Servicing Procedures

      The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Transfer and Servicing Agreement, follow such collection procedures as it follows with respect to comparable motor vehicle retail installment sales contracts and promissory note and security agreements it services for itself or others. Consistent with its customary procedures, the Servicer may, in its discretion, arrange with the Obligor on a Receivable to extend, modify or amend the payment schedule, but no such arrangement will, for purposes of any Transfer and Servicing Agreement, modify any Receivable if such amendment or modification would extend the final payment date of any Receivable beyond the Final Scheduled Maturity Date. Some of such arrangements may result in the Servicer purchasing the Receivable for the Purchase Amount. See "Risk Factors--Risk of Prepayment and Possible Adverse Effect on Yield." The Servicer may sell the Financed Vehicle securing the respective Receivable at public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables."

      Pursuant to the applicable Transfer and Servicing Agreement, Paragon, as Servicer, has the right to delegate any or all of its responsibilities and obligations as Servicer to any of its affiliates and to delegate specific duties to third-party service providers who are in the business of performing such duties. Notwithstanding any delegation of its responsibilities and obligations to any other entity, the Servicer will continue to be liable for all its servicing obligations under the applicable Transfer and Servicing Agreement as if the Servicer alone were servicing the Receivables.


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



Collections

      With respect to each Trust, the Servicer will generally deposit all payments on the related Receivables received from Obligors and all proceeds of the related Receivables collected during each collection period specified in the related Prospectus Supplement (each, a "Collection Period") into the related Collection Account not later than two business days after receipt of available funds. However, if so provided in the related Prospectus Supplement, so long as Paragon is the Servicer and provided that (i) there exists no Servicer Termination Event and (ii) each other condition to making monthly deposits as may be required by the related Transfer and Servicing Agreement is satisfied, the Servicer may retain such amounts until the Business Day (as defined in the related Prospectus Supplement, a "Business Day") prior to the applicable Payment Date. The Servicer or the Seller, as the case may be, will remit the aggregate Purchase Amount of any Receivables to be purchased from a Trust to the related Collection Account on the Business Day prior to the applicable Payment Date. Pending deposit into the Collection Account, collections may be employed by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to Receivables purchased by the Servicer. If so provided in the related Prospectus Supplement, to the extent the collections on a Precomputed Receivable for a Collection Period are less than the scheduled payment, the amount of Payaheads made on such Precomputed Receivable not previously applied (the "Payahead Balance"), if any, with respect to such Precomputed Receivable shall be applied by the Servicer to the extent of the shortfall.

Servicing Compensation and Payment of Expenses

      On each Payment Date, the Servicer will be entitled to receive the Servicing Fee for the related Collection Period in an amount generally equal to a specified percentage per annum (as set forth in the related Prospectus Supplement, the "Servicing Fee Rate") of the Pool Balance as of the first day of such Collection Period (the "Servicing Fee"). To the extent provided in the related Prospectus Supplement, the Servicer's right to receive all or a portion of the Servicing Fee on one or more Payment Dates may be subordinated to the rights of Securityholders to receive principal and interest for the related Collection Period. In addition, to the extent provided in the related Prospectus Supplement, on one or more Payment Dates all or a portion of such Servicing Fee may be deposited in the Reserve Account until the Reserve Account Required Amount or such other amount specified in the related Prospectus Supplement is on deposit in the Reserve Account. If it is acceptable to the Rating Agency without a reduction in the rating of any of the Securities, the Servicing Fee in respect of a Collection Period (together with any portion of a Servicing Fee that remains unpaid from prior Payment Dates) at the option of the Servicer may be paid at or as soon as possible after the beginning of such Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

      The Servicer will also collect and retain all administrative fees, expenses and charges paid by or on behalf of Obligors, including any late fees, NSF fees and liquidation fees collected on the Receivables during such Collection Period and reimbursement of any personal property taxes assessed on repossessed Financed Vehicles paid by the Servicer ("Supplemental Servicing Fees") and will be entitled to reimbursement from such Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's customary practices and procedures. In addition, the Servicer or the Seller will be entitled to receive such fees and other amounts specified in the related Prospectus Supplement. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" and "--Distributions" in the related Prospectus Supplement.

      The Servicing Fee and Supplemental Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle receivables as an agent for its beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending billing information to Obligors, paying costs of collections and disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, accounting for collections and furnishing monthly and annual statements to the related Trustee and Indenture Trustee with respect to distributions and generating federal income tax information for such Trust and for the related Noteholders and Certificateholders. The Servicing Fee also will reimburse


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


the Servicer for certain taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

Distributions

      With respect to each series of Securities, beginning on the Payment Date, as applicable, specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each class of such Securities entitled thereto will be made by the applicable Trustee to the Noteholders and the Certificateholders of such series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all distributions to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

      With respect to each Trust, on each Payment Date, collections on the related Receivables will be transferred from the Collection Account to the Note Distribution Account for distribution to Noteholders, if any, and to each Certificate Distribution Account for distribution to Certificateholders to the extent provided in the related Prospectus Supplement. Credit enhancement, such as a Reserve Account, will be available to cover any shortfalls in the amount available for distribution on such date to the extent (a) specified in the related Prospectus Supplement and (b) that such credit enhancement is actually available for such purpose from time to time. As more fully described in the related Prospectus Supplement, distributions in respect of principal of a class of Securities of a given series will be subordinate to distributions in respect of interest on such class, and distributions in respect of one or more classes of Certificates of such series may be subordinate to payments in respect of Notes, if any, of such series or other classes of Certificates of such series.

Credit and Cash Flow Enhancement

      The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities or all or a portion of the Servicing Fee, Supplemental Servicing Fee or certain other amounts payable to the Servicer or the Seller pursuant to the applicable Transfer and Servicing Agreement, Reserve Accounts, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, guaranteed rate agreements, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the related Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

      The presence of a Reserve Account and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. The credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon except to the extent so specified in the related Prospectus Supplement. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one series of Securities, Securityholders of any such series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other series.

      Reserve Account. If so provided in the related Prospectus Supplement, pursuant to the related Transfer and Servicing Agreement, the Seller will establish for a series or class of Securities an account, as specified in the related Prospectus Supplement (the "Reserve Account"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. The Reserve Account will be funded by an initial deposit on the Closing Date in the amount (if any) set forth in the related Prospectus Supplement and, if the related series has a Funding Period, will also be funded on each Subsequent Transfer Date to the extent described in the related

Prospectus Supplement. To the extent described in the related Prospectus Supplement, the amount (if any) on deposit in the Reserve Account will be increased on each Payment Date thereafter up to the Reserve Account Required Amount (as defined in the related Prospectus Supplement) by the deposit therein of the amount of collections on the related Receivables remaining on each such Payment Date after the payment of all other required payments and distributions on such date. The related Prospectus Supplement will describe the circumstances and manner under which distributions may be made out of the Reserve Account, either to holders of the Securities covered thereby or to the Seller.

      The Seller may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account provided that (i) the Rating Agency confirms in writing that such action will not result in a reduction or withdrawal of the rating of any class of Securities, (ii) the Seller provides to the applicable trustee and any Indenture Trustee an opinion of counsel from independent counsel that such action will not cause the related Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and
(iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Seller.

      Yield Supplement Account; Yield Supplement Agreement. If so provided in the related Prospectus Supplement, pursuant to the related Transfer and Servicing Agreement, Paragon, the Seller or another person will enter into a Yield Supplement Agreement (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Agreement") pursuant to which Paragon, the Seller or such other person will establish for a series a Yield Supplement Account which will be maintained with the same entity at which the related Collection Account is maintained and, if so specified in the related Prospectus Supplement, will be created with an initial deposit by the Seller. Each Yield Supplement Account will be designed solely to hold funds to be applied by the Indenture Trustee or applicable Trustee to provide payments to Securityholders in respect of Receivables the APR of which is less than the Required Rate (as such term is defined in the related Prospectus Supplement, the "Required Rate").

      On each Payment Date, the obligor under the Yield Supplement Agreement will pay to the Trust an amount equal to the Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Amount") in respect of the Receivables for such Payment Date. If so specified in the Prospectus Supplement, in the event that such obligor defaults on its obligation to make payments under the Yield Supplement Agreement, the related Prospectus Supplement will describe the manner and circumstances in which amounts on deposit on any Payment Date in the Yield Supplement Account in excess of the Required Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Required Yield Supplement Amount") will be released, and to whom such amounts will be distributed. Monies on deposit in the Yield Supplement Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Transfer and Servicing Agreement. If so specified in the related Prospectus Supplement, investment earnings on investment of funds in a Yield Supplement Account will be deposited into such Yield Supplement Account. The related Prospectus Supplement, will describe the manner in which any monies remaining on deposit in a Yield Supplement Account upon the termination of the related Trust pursuant to its terms will be released and to whom such amounts will be distributed.

      If a Yield Supplement Account is established with respect to any Trust as to which a Pre-Funding Account has been established, the Seller and the related Indenture Trustee or applicable Trustee, will enter into a Yield Supplement Agreement pursuant to which, on each Subsequent Transfer Date, the Seller will deposit into the Yield Supplement Account the Additional Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Additional Yield Supplement Amount") in respect of the related Subsequent Receivables. Each Yield Supplement Agreement will affect only Receivables having an APR less than the related Required Rate.

Statements to Trustees and Trust

      Prior to each Payment Date with respect to each series of Securities, the Servicer will provide to the applicable Indenture Trustee, if any, and the applicable Trustee as of the close of business on the last day of the preceding Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under "Certain Information Regarding the Securities -- Reports to Securityholders."

Evidence as to Compliance

      Each Transfer and Servicing Agreement will provide that the Servicer will furnish to the related Trust and Indenture Trustee or Trustee, as applicable, on or before April 30 of each year, beginning in the calendar year following the establishment of the related Trust, a statement of a firm of independent certified public accountants (or other evidence satisfactory to the Rating Agency) as to compliance by the Servicer during the preceding twelve months ended December 31 (or, in the case of the first such certificate, from the applicable Closing Date) with certain standards relating to the servicing of the applicable Receivables, the Servicer's accounting records and computer files with respect thereto and certain other matters.

      Each Transfer and Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee or Trustee, as applicable, substantially simultaneously with the delivery of such accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the applicable Transfer and Servicing Agreement, throughout the preceding twelve months (or, in the case of the first such certificate, from the Closing Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer has agreed to give each Indenture Trustee and each Trustee notice of certain Servicer Termination Events under the related Transfer and Servicing Agreement.

      Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable Trustee at the appropriate address set forth in the Prospectus Supplement.

Certain Matters Regarding the Servicer

      Each Transfer and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon determination that the Servicer's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer, has assumed the Servicer's servicing obligations and duties under such Transfer and Servicing Agreement.

      Each Transfer and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to such Transfer and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Transfer and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under such Transfer and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

      Under the circumstances specified in each Transfer and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer or, with respect to its obligations as Servicer, any corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Paragon, which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under such Transfer and Servicing Agreement.

Servicer Termination Events

      "Servicer Termination Events" under each Transfer and Servicing Agreement will include: (i) the Servicer's failure to make deposits into the Collection Account or to deliver to the applicable Trustee any proceeds or payments payable to the Noteholders or Certificateholders required to be so deposited or delivered in accordance with the Transfer and Servicing Agreement, which failure continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after receipt of notice by the Servicer from the applicable Trustee or discovery of such failure by a responsible officer of the Servicer; (ii) the Servicer's failure to deliver the required servicer's certificate to the applicable Trustee by the Determination Date (or within two Business Days thereafter, if such failure by the Servicer is due to circumstances outside the Servicer's control), or failure on the part of the Servicer to observe certain other of its covenants and agreements set forth in the Transfer and Servicing Agreement with respect to mergers; (iii) the Servicer's failure or failures to satisfy certain other covenants or agreements set forth in the Transfer and Servicing Agreement, which failure or failures, individually or in the aggregate, materially and adversely affect the rights of Noteholders and remains uncured for a period of 30 days after notice thereof; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings, or inability to pay its obligations, the commencement of an involuntary case under the federal bankruptcy law, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; (v) the breach of certain of the Servicer's representations or warranties, which breach has a material adverse effect on the Trust or the holders of Notes or Certificates and is not cured within 30 days after notice thereof; or (vi) a Servicer Termination Trigger Event (as defined in the related Prospectus Supplement) has occurred and has not been Deemed Cured (as defined in the related Prospectus Supplement).

Rights Upon Servicer Termination Events

      In the case of any Trust that has issued Notes, as long as a Servicer Termination Event under a Sale and Servicing Agreement remains unremedied, the related Trustee or the related Indenture Trustee or holders of Notes of the related series evidencing greater than 50% of the principal amount of such Notes then outstanding may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement, whereupon the Backup Servicer specified in the related Prospectus Supplement or a successor servicer appointed by such Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the case of any Trust that has not issued Notes, as long as a Servicer Termination Event under the related Pooling and Servicing Agreement remains unremedied, the related Trustee or holders of Certificates of the related series evidencing greater than 50% of the principal amount of such Certificates then outstanding may terminate all the rights and obligations of the Servicer under such Pooling and Servicing Agreement, whereupon such Trustee or a successor servicer appointed by such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a conservator, receiver or similar official has been appointed for the Servicer, and no Servicer Termination Event other than such appointment has occurred, such official may have the power to prevent such Indenture Trustee, such Noteholders, such Trustee or such Certificateholders from effecting a transfer of servicing.

Waiver of Past Servicer Termination Events

      With respect to each Trust that has issued Notes, the holders of Notes evidencing at least a majority in principal amount of the then outstanding Notes of the related series (or the holders of the Certificates of such series evidencing not less than a majority of the outstanding Certificate Balance, in the case of any Servicer Termination Event which does not adversely affect the related Indenture Trustee or such Noteholders) may, on behalf of all such Noteholders and Certificateholders, waive any Servicer Termination Event by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Termination Event in making any required deposits to or payments from any of the Trust Accounts in accordance with such Sale and Servicing Agreement. With respect to each Trust that has not issued Notes, holders of Certificates of such series evidencing not less than a majority of the principal amount of such Certificates then outstanding may, on behalf of all such Certificateholders, waive any Servicer Termination Event by the Servicer in the performance of its obligations under the related Transfer and Servicing Agreement, except a Servicer Termination Event in making any required deposits to or payments from the related Trust Accounts in accordance with such Transfer and Servicing Agreement. No such waiver will impair such Noteholders' or Certificateholders' rights with respect to subsequent defaults.

Amendment

      Each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provision therein or for the

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



purpose of adding any provision to or changing in any manner or eliminating any provision thereof or modifying in any manner the rights of the Noteholders; provided, however, that such action must not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Noteholders. The parties thereto may also amend a Transfer and Servicing Agreement with the consent of holders of notes of such series evidencing at least a majority of the principal amount of then outstanding Notes to add, change or eliminate any provisions of such Transfer and Servicing Agreement or to modify the rights of the Noteholders; provided, however, that the Rating Agency has notified the parties thereto in writing prior to the execution thereof that such action will not result in a reduction of the then current rating of any class of then outstanding Notes; and provided, further, that such action will not: (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or payments required to be made on any Note, the or the interest rate on any Note; (ii) amend any provisions summarized under "The Notes--Priority of Distribution Amounts" in the related Prospectus Supplement in such a manner as to affect the priority of payment of interest or principal to Noteholders; or (iii) reduce the percentage of the aggregate principal amount of the Notes required to consent to any such amendment or any waiver thereunder, without the consent of the holders of all Notes outstanding.

      Additionally, each of the Transfer and Servicing Agreements may be amended by the parties thereto at the direction of the Seller or Servicer without the consent of any of the Securityholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of a Trust to qualify as, and to permit an election to be made to cause all or a portion of a Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of the "Small Business Job Protection Act of 1996," H.R. 3448, and in connection with any such election, to modify or eliminate existing provisions of a Transfer and Servicing Agreement relating to the intended federal income tax treatment of the Securities and the related Trust in the absence of the election. See "Federal Income Tax Consequences--FASIT Legislation." It is a condition to any such amendment that the Rating Agency will have notified the Seller, the Servicer and the applicable Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Securities with respect to which it is a Rating Agency.

      Additionally, each of the Transfer and Servicing Agreements may be amended by the parties thereto at the direction of the Seller or Servicer without the consent of any of the Securityholders (i) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to the Trust of all or any portion of the Receivables to be derecognized under generally accepted accounting principles ("GAAP") by the Seller to the applicable Trust, (b) the applicable Trust to avoid becoming a member of the Seller's consolidated group under GAAP, or (c) the Seller or any of its affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; and (ii) in connection with any such addition, modification or elimination, without limiting the generality of the foregoing clause (i), to cause the Receivables to be transferred by the Seller first to a bankruptcy remote affiliate and from such affiliate to a Trust; provided, however, that it is a condition to any such amendment that
(i) the Seller delivers an officer's certificate to the related Trustee to the effect that such amendment meets the requirements set forth in this paragraph and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding series of Securities under the related Trust.

Insolvency

      Each Trust Agreement will provide that the applicable Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Seller) of such Trust and the delivery to such Trustee by each such Certificateholder (including the Seller) of a certificate certifying that such Certificateholder reasonably believes that such Trust is insolvent.

Non-Recourse Sale and Assignment

      The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of any series will be insured or guaranteed by Paragon, the Seller, the Servicer, any Trustee, any Indenture Trustee or, except to the extent provided in the related Prospectus Supplement, any other person or entity.

Payment of Notes

      Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and Servicing Agreement, except as otherwise provided therein.

Termination

      With respect to each Trust, the obligations of the Servicer, the Seller, the related Trustee and the related Indenture Trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earlier of (i) the maturity or other liquidation of the last related Receivable and the disposition of any amounts received upon liquidation of any such remaining Receivables, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements and (iii) the occurrence of either event described below.

      In order to avoid excessive administrative expense, each of the Seller and the Servicer will be permitted at its respective option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by such Trust is equal to or less than the percentage of the Initial Pool Balance set forth in the related Prospectus Supplement (as defined in the related Prospectus Supplement, the "Initial Pool Balance"), all remaining related Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of the end of such Collection Period provided that such price is sufficient to redeem each Security issued by such Trust at a redemption price equal to its outstanding principal amount plus accrued and unpaid interest at the applicable Interest Rate thereon.

      As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with either of the events specified above and the subsequent distribution to the related Certificateholders of all amounts required to be distributed to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the Certificates of such series.


                  CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Rights in the Receivables

      The Receivables are "chattel paper" as defined in the UCC. Pursuant to the UCC, a sale of chattel paper is treated in a manner similar to a transaction creating a security interest in chattel paper. The Seller will cause appropriate financing statements to be filed with the appropriate governmental authorities to perfect the interest of the related Trust in its purchase of Receivables from the Seller and in the appropriate jurisdictions to perfect the interest of the Seller in its purchase of Receivables from Paragon.

      Pursuant to the applicable Transfer and Servicing Agreement, Paragon will (unless otherwise specified in the related Prospectus Supplement) hold the Receivables as custodian for the applicable Trustee following the sale and assignment of the Receivables to the related Trust. The Seller will take such action as is required to perfect the rights of the applicable Trustee in the Receivables. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. If through inadvertence or otherwise, another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without knowledge of the related Trust's security interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust. Any such purchaser/secured party would not be deemed to have such knowledge merely because there are UCC filings of record and would not learn of the sale of the Receivables from a review of the Receivables since they would not be marked to show the sale of such Receivables to the Trust.

      Under the applicable Transfer and Servicing Agreement, the Servicer will be obligated from time to time to take such actions as are necessary to protect and perfect the related Trust's interest in the Receivables and their proceeds.

Security Interest in Vehicles

      Each motor vehicle retail installment sales contract or promissory note and security agreement evidencing a Receivable grants a security interest in the Financed Vehicle under the applicable UCC. Perfection of security interests in automobiles, light duty trucks and sports utility vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In California and most other states in which the Receivables are originated, a security interest in automobiles and light duty trucks is perfected by notation (or compliance with the requirements to effect such notation) of the secured party's lien on the vehicles' certificate of title within the time permitted by applicable law. Paragon takes all actions necessary under the laws of the state in which the financed vehicle is located to perfect its security interest in the financed vehicle securing a retail installment sales contract purchased by it from a Dealer or Direct Loan made by Paragon, including, where applicable, having a notation of its lien recorded on such vehicle's certificate of title. Because the Servicer continues to service the contracts and receivables, the Obligors on the contracts and receivables will not be notified of the sales from Paragon to the Seller or from the Seller to the Trust, and no action will be taken to record the transfer of the security interest from Paragon to the Seller or from the Seller to the Trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

      Pursuant to each Purchase Agreement, Paragon will assign to the Seller its interests in the Financed Vehicles securing the Receivables assigned by Paragon to the Seller and, with respect to each Trust, pursuant to the related Transfer and Servicing Agreement, the Seller will assign its interests in the Financed Vehicles securing the related Receivables to such Trust. However, because of the administrative burden and expense, none of Paragon, the Seller, the Servicer or the related Trustee will amend any certificate of title to identify either the Seller or such Trust as the new secured party on such certificate of title relating to a Financed Vehicle. Also, Paragon will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for the Seller and such Trust pursuant to the related Transfer and Servicing Agreement. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

      In California and most other states, an assignment such as that under each Transfer and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, by not identifying the related Trust as the secured party on the certificate of title, the security interest of such Trust in the vehicle could be defeated through fraud or negligence and, in most states including California, any person without notice of the assignment is protected in dealing with the lienholder of record as the holder of the security interest. In California and most other states, in the absence of fraud or forgery by the vehicle owner or Paragon or administrative error by state or local agencies, the notation of the lien of the Paragon on the certificates of title will be sufficient to protect the related Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. If there are any Financed Vehicles as to which the Seller failed to obtain and assign to the related Trust a perfected security interest, the security interest of such Trust would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests. Such a failure, however, would constitute a breach of the warranties of the Seller under the related Transfer and Servicing Agreement and would create an obligation of the Seller to repurchase the related Receivable unless the breach is cured. Pursuant to each Transfer and Servicing Agreement the Seller will assign such rights to the related Trust. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "Risk Factors--Risk of Unenforceable Security Interest in Financed Vehicles."

      Under the laws of California and most other states, the perfected security interest in a vehicle would continue for four months after the vehicle is moved to a state other than the state in which it is initially registered and thereafter until the owner thereof re-registers the vehicle in the new state but in any event not beyond the surrender of the certificate of title. A majority of states, including California, generally require surrender of a certificate of title to re-register a vehicle. Accordingly, a secured party must surrender possession if it holds the certificate of title to the vehicle or, in the case of a vehicle registered in a state providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party noted on the certificate of title would receive notice of surrender if the security interest is noted on the certificate of title. Thus, the secured party noted on the certificate of title would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, re- registration could defeat perfection. In the ordinary course of servicing motor vehicle receivables, Paragon takes any necessary steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a vehicle, Paragon generally must surrender possession of the certificate of title or if noted as lienholder on the certificate of title will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Transfer and Servicing Agreement, the Servicer is obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and is obligated to purchase the related Receivable if it fails to do so.

      Under the laws of California and most other states, liens for repairs performed on, or storage of, a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states, including California, and federal law permit the confiscation of vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. Under each Transfer and Servicing Agreement, the Seller will represent to the related Trust that, as of the date the related Receivable is sold to such Trust, each security interest in a Financed Vehicle is or will be prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in such Financed Vehicle. However, liens for repairs, storage or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or the Certificateholders in respect of a given Trust if such a lien arises or confiscation occurs.

Repossession

      In the event of default by vehicle purchasers, the holder of the motor vehicle retail installment sales contract or Direct Loan has all the remedies of a secured party under the UCC, except where specifically limited by other state laws or federal consumer protection laws. Among the UCC remedies, the secured party has the right to perform self-help repossession unless such act would constitute a breach of the peace. Self-help is the method employed by the Servicer in most cases and is accomplished simply by retaking possession of the financed vehicle. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which he may cure the default prior to repossession. Generally, the right to cure may be exercised on a limited number of occasions in any one-year period. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be repossessed in accordance with that order.

Notice of Sale; Redemption Rights

      The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. In most states, the obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossession, holding, and preparing the collateral for disposition, arranging for its sale, and, in some jurisdictions, reasonable attorney's fees (the "repossession costs"). In some states, including California, the obligor also has right to reinstate the contract by paying the secured party delinquent installments plus the repossession costs.

Deficiency Judgments and Excess Proceeds

      The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states, including California, impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. In addition, if any aspects of the repossession or sale do not comply with applicable law, any otherwise existing right to a deficiency judgement may be prohibited or limited. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

      Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exists or there are remaining funds, to remit the surplus to the former owner of the vehicle.

Soldiers' and Sailors Civil Relief Act

      The Soldiers' and Sailors Civil Relief Act of 1940 (the "Relief Act") imposes certain limitations upon the actions of creditors with respect to persons serving in the Armed Forces of the United States, and, to a more limited extent, their dependents and guarantors and sureties of debt incurred by such persons. An obligation incurred by a person prior to entering military service cannot bear interest at a rate in excess of 6% during the person's term of military service, unless the obligee petitions a court which determines that the person's military service does not impair his or her ability to pay interest at a higher rate. Further, a secured party may not repossess during a person's military service a motor vehicle subject to an installment sales contract or a promissory note entered into prior to the person's entering military service, for a loan default which occurred prior to or during such service, without court action. The Relief Act imposes penalties for knowingly repossessing property in contravention of its provisions. Additionally, dependents of military personnel are entitled to the protection of the Relief Act, upon application to a court, if such court determines the obligation of such dependent has been materially impaired by reason of military service. To the extent an obligation is unenforceable against the person in military service or a dependent, any guarantor or surety of such obligation will not be liable for performance.

Consumer Protection Laws

      Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include, but are not limited to, the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Procedures Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B, Z and AA, the Relief Act, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, retail installment sales acts and other similar laws. In addition to Federal law, state consumer protection statutes regulate, among other things, the terms and conditions of the motor vehicle retail installment sales contracts and promissory notes and security agreements pursuant to which purchasers finance the acquisition of motor vehicles. These laws place finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply. In some cases, this liability could affect the ability of an assignee, such as the applicable Trustee, to enforce consumer finance contracts such as the Receivables. The "Credit Practices" Rule of the Federal Trade Commission imposes additional restrictions on contract provisions and credit practices.

      The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting a seller in a consumer credit transaction (and certain related creditors and their assignees) to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor.

      Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the Receivable. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of the Seller's warranties under the related Transfer and Servicing Agreement and would create an obligation of the

Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

      Under the motor vehicle dealer licensing laws of most states, including California, sellers of motor vehicles are required to be licensed to sell such vehicles at retail sale. In addition, with respect to used motor vehicles , the FTC's Rule on Sale of Used Vehicles requires all sellers of used motor vehicles to prepare, complete and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of used motor vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not properly provided to the purchaser of a Financed Vehicle, such purchaser may be able to assert a claim against the seller of such vehicle. Although Paragon is not a seller of motor vehicles and is not subject to these laws, a violation thereof may form the basis for a claim or defense against Paragon, the Seller or the applicable Trustee as holder of the Receivables.

      Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an Obligor from some or all of the legal consequences of a default.

      In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

      Under each Transfer and Servicing Agreement, the Seller will warrant to the related Trust that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the warranties of the Seller under such Transfer and Servicing Agreement and would create an obligation of the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

Certain Matters Relating to Insolvency

      Seller has taken steps in structuring the transactions described herein and in the related Prospectus Supplement that are intended to ensure that the voluntary or involuntary application for relief by Paragon under the Bankruptcy Code or Insolvency Laws will not result in consolidation of the assets and liabilities of the Seller with those of Paragon. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of the Seller would not result in a court's concluding that the assets and liabilities of the Seller should be consolidated with those of Paragon in a proceeding under any Insolvency Law. If a court were to conclude that the assets and liabilities of the Seller should be consolidated with those of Paragon in a proceeding under any Insolvency Law, then any "true sale" to the Seller would be ineffective to remove the Receivables and other assets from the bankruptcy estate of Paragon. Although there can be no assurance, the Seller believes there is no material risk that the Trust would be substantively consolidated with any other entity if that entity were to become the subject of a proceeding under any Insolvency Law.

      The Seller and Paragon each intend that the transfer of Receivables by Paragon to the Seller will constitute a "true sale" of such Receivables. The Seller will take steps in structuring its purchases of Receivables from Paragon to increase the likelihood that such purchases will each be deemed a "true sale". In particular, each such purchase will be without recourse to Paragon for credit losses and at a purchase price believed by the parties to represent the fair market value of the applicable Receivables. If the transfer does, in fact, constitute such a "true sale," the Receivables and the proceeds thereof would not be part Paragon's bankruptcy estate under Section 541 of the Bankruptcy Code should Paragon become the subject of a bankruptcy case subsequent to the transfer of the Receivables to the Seller. It is a condition of the offering that the Seller shall have received an opinion of counsel to the effect that, subject to certain facts, assumptions and qualifications, the transfer of such Receivables by Paragon to the Seller pursuant to the related Purchase Agreement would be characterized as a "true sale'" of such Receivables to the Seller and such Receivables would not form part of Paragon's bankruptcy estate pursuant to
Section 541 of the Bankruptcy Code.

      Notwithstanding the foregoing, if the Seller or Paragon were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Seller or Paragon or Paragon itself were to take the position that the transfer of Receivables by the Seller to the Trust, or by Paragon to the Seller, as the case may be, should instead be treated as a pledge of the Receivables to secure a borrowing of the Seller or Paragon, as the case may be, then delays in payments of collections of the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amount of such payments could result. If the transfer of the Receivables by the Seller to the Trust, or by Paragon to the Seller, is treated as a pledge instead of a sale, a tax, government or other lien on the property of the Seller or Paragon, as the case may be, arising before the transfer of the Receivables to the Trust may have priority over the Trust's or the Seller's interest in the Receivables.

      In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir.
1993), cert. denied 114 S.Ct 554 (1993), the United States Court of Appeals for the 10th Circuit suggested that even where a transfer of accounts from a seller to a buyer constitutes a "true sale," the accounts would nevertheless constitute property of the seller's bankruptcy estate in a bankruptcy of the seller. If the Seller were to become subject to a bankruptcy proceeding and a court were to follow the Octagon court's reasoning, Securityholders might experience delays in payment or possibly losses on their investment in the Securities. The Permanent Editorial Board of the UCC has issued an official commentary (PEB Commentary No. 14) which characterizes the Octagon court's interpretation of Article 9 of the UCC as erroneous. Such commentary states that nothing in Article 9 is intended to prevent the transfer of ownership of accounts or chattel paper. However, such commentary is not legally binding on any court.

Other Limitations

      In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

                      FEDERAL INCOME TAX CONSEQUENCES

      Set forth in the related Prospectus Supplement is a summary of material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. The summary is intended as an explanatory discussion of the possible effects of certain federal income tax consequences to holders generally, but does not purport to furnish information in the level of detail or with the attention to a holder's specific tax circumstances that would be provided by a holder's own tax advisor. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. In addition, any discussion regarding the Notes is limited to the federal income tax consequences of the initial Noteholders and not a purchaser in the secondary market. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion in the Prospectus Supplement. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

      The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of Federal Tax Counsel, regarding certain federal income tax matters. An opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed in the related Prospectus Supplement will be sought from the IRS. For purposes of the summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified therein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

      The summary of material federal tax consequences to the Certificateholders, and, if applicable, to the Noteholders, is set forth in the related Prospectus Supplement. The federal income tax consequences to Certificateholders will vary depending on whether the Trust is intended to be treated as a partnership under the Code or as a grantor trust. The Prospectus Supplement for each series of Certificates will specify whether a partnership election will be made or the Trust will be treated as a grantor trust. In addition, to the extent set forth in the related Prospectus Supplement, the tax consequences to Securityholders may vary depending upon whether the related Prospectus Supplement provides for a Revolving Period for Trusts that issue Notes.

Tax Opinions

      Unless the Prospectus Supplement specifies that the Trust will be treated as a grantor trust, Mayer, Brown & Platt, special federal tax counsel for the Seller ("Federal Tax Counsel") will, prior to issuance of a series of Notes and/or Certificates, deliver its opinion that the applicable Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. Further, with respect to each series of Notes, Federal Tax Counsel will advise the Trust that the Notes will be characterized as debt for federal income tax purposes.

      If the Prospectus Supplement specifies that the Trust will be treated as a grantor trust, Federal Tax Counsel will prior to issuance of a series of Certificates deliver its opinion that the applicable Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code for federal income tax purposes.

      In addition, Federal Tax Counsel will render its opinion that it has prepared or reviewed the statements herein and in the related Prospectus Supplement under the heading "Summary of Terms--Tax Status" as they relate to federal income tax matters and under the heading "Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Any such opinions will be filed either as an exhibit to the registration statement of which this Prospectus forms a part or will be filed as an exhibit to a Form 8-K filed prior to the establishment of the related Trust and issuance of the Securities. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust as a partnership or a grantor trust, as the case may be, for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Notes and/or Certificates.

FASIT Legislation

      In August, 1996, the United States Congress passed and President Clinton signed into law the "Small Business Job Protection Act of 1996," H.R. 3448 (the "Act"). The Act, which was effective September 1, 1997, created a new type of entity for federal income tax purposes called a "financial asset securitization investment trust" or "FASIT." The Act enables certain arrangements similar to a Trust to elect to be treated as a FASIT. Under the FASIT provisions of the Act, a FASIT generally would avoid federal income taxation and could issue securities substantially similar to the Certificates and Notes, and those securities would be treated as debt for federal income tax purposes. If so specified in the related Prospectus Supplement, a Trust may make an election to be treated as a FASIT. The applicable Transfer and Servicing Agreement for such a Trust may contain any such terms and provide for the issuance of Notes or Certificates on such terms and conditions as are permitted to a FASIT and described in the related Prospectus Supplement. In addition, upon satisfying certain conditions set forth in the Transfer and Servicing Agreements, the Seller and Servicer will be permitted to amend the Transfer and Servicing Agreements in order to enable all or a portion of a Trust to qualify as a FASIT and to permit a FASIT election to be made with respect thereto, and to make such modifications to a Transfer and Servicing Agreement as may be permitted by reason of the making of such an election. See "Description of the Transfer and Servicing Agreements--Amendment." However, there can be no assurance that the Seller will or will not cause any permissible FASIT election to be made with respect to a Trust or amend a Transfer and Servicing Agreement in connection with any election. In addition, if such an election is made, it may cause a holder to recognize gain (but not loss) with respect to any Notes or Certificates held by it, even though Federal Tax Counsel will deliver its opinion that a Note will be treated as debt for federal income tax purposes without regard to the election and the Note or Certificate would be treated as debt following the election. Additionally, any such election and any related amendments to a Transfer and Servicing Agreement may have other tax and non-tax consequences to Securityholders. Accordingly, prospective Securityholders should consult their tax advisors with regard to the effects of any such election and any permitted related amendments on them in their particular circumstances.


                           STATE TAX CONSEQUENCES

      The above discussion does not address the tax treatment of any Tax Partnership, Grantor Trust, Notes, Certificates, Noteholders or Certificateholders under any state tax laws. Prospective investors are urged to consult with their own tax advisors regarding the state tax treatment of any Tax Partnership or Grantor Trust as well as any state tax consequences to them of purchasing, holding and disposing of Notes or Certificates.

                                   * * *

      THE FEDERAL AND STATE TAX DISCUSSIONS SET FORTH ABOVE AND IN THE RELATED PROSPECTUS SUPPLEMENT MAY NOT BE APPLICABLE DEPENDING UPON A NOTEHOLDER'S OR CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL, STATE OR OTHER TAX LAWS.

                            ERISA CONSIDERATIONS

      Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan subject to ERISA, as well as individual retirement accounts, certain types of Keogh Plans and other plans subject to Section 4975 of the Code (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

      A fiduciary of a Benefit Plan considering the purchase of Securities of any series should carefully review with its legal and other advisors whether the assets of the related Trust would be considered plan assets, whether the purchase or holding of the Securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code, and should refer to the discussion under "ERISA Considerations" in the related Prospectus Supplement regarding any restrictions on the purchase or holding of the Securities offered thereby.

      Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in
Section 3(33) of ERISA) are not subject to the fiduciary and prohibited transaction provisions under ERISA or the Code discussed herein, but governmental plans may be subject to comparable restrictions under applicable state law.

Trusts That Issue Notes

      The following discussion applies only to Trusts that issue Notes.

      Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes or Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the

United States Department of Labor (the "Plan Asset Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Asset Regulation was applicable. An equity interest is defined under the Plan Asset Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment of the Notes as debt under ERISA will be described in the related Prospectus Supplement.

      Regardless of whether the Notes are treated as an equity interest for purposes of the Plan Asset Regulation, the acquisition or holding of such Notes with plan assets of a Benefit Plan could be considered to give rise to a prohibited transaction if the Seller, the Servicer or the applicable Issuer, Trustee or Indenture Trustee is or becomes a party in interest under ERISA or a disqualified person under the Code with respect to such Benefit Plan. In such case, certain exemptions from the prohibited transactions rules may be available, depending upon the type and circumstances of the Benefit Plan fiduciary making the decision to purchase the Notes with assets of the Benefit Plan. Included among these exemptions are Prohibited Transaction Exemption ("PTE") 84-14, applicable to certain transactions effected by a qualified professional asset manager; PTE 90-1, applicable to certain transactions entered into by an insurance company separate account; PTE 91-38, applicable to certain transactions entered into by a bank collective investment trust; PTE 95-60, applicable to certain transactions entered into by an insurance company general account;
and PTE 96-23, applicable to certain transactions entered into by an in-house asset manager. Purchasers acquiring Notes of any series with the assets of a Benefit Plan shall be deemed to represent and warrant that such purchase and holding will not give rise to a nonexempt prohibited transaction.

      Because the Certificates issued by a Trust that also issues Notes will most likely be treated as equity interests under the Plan Asset Regulation, such Certificates may not be acquired with the assets of any Benefit Plan. Purchasers of the Certificates issued by a Trust that also issues Notes shall be deemed to represent and warrant that they are not purchasing the Certificates with the assets of a Benefit Plan.

Trusts That Do Not Issue Notes

      The following discussion applies only to nonsubordinated Certificates (referred to herein as "Senior Certificates") issued by a Trust that does not issue Notes.

      The related Prospectus Supplement will indicate whether the lead underwriter named therein has been granted by the U.S. Department of Labor, an exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sales contracts such as the Receivables.

      Among the conditions which must be satisfied for the Exemption to apply to the Senior Certificates are the following:

              (1) the acquisition of the Senior Certificates by a Benefit Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's length transaction with an unrelated party;

              (2) the rights and interests evidenced by the Senior Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

              (3) the Senior Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P.;

              (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

              (5) the sum of all payments made to the underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior

      Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Sale and Servicing Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith; and

              (6) the Benefit Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

      Additional conditions must be satisfied for a Trust with a Pre-Funding Account to be covered by the Exemption.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or prohibited transactions only if, among other requirements, (i) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least fifty (50) percent of the Senior Certificates are acquired by persons independent of the Restricted Group, (ii) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five (25) percent of all of the Senior Certificates outstanding at the time of the acquisition, and (iii) immediately after the acquisition, no more than twenty-five (25) percent of the assets of the Benefit Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Benefit Plans sponsored by the Seller, any underwriter, the Trustee, the Servicer, any Obligor with respect to Receivables included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

      The related Prospectus Supplement will indicate whether the Seller believes that all conditions of the Exemption other than those within the control of the investors have been met with respect to the Senior
Certificates, and whether the Senior Certificates may be acquired by Benefit Plans.

      Because any Certificates issued by a Trust that are subordinate to any other class of Securities (the "Subordinate Certificates") will not be eligible for the relief afforded by the Exemption, such Subordinate Certificates may not be acquired with the assets of a Benefit Plan. Each purchaser of a Subordinate Certificate shall be deemed to represent and warrant that it is not acquiring or holding the Subordinate Certificate with the assets of a Benefit Plan.


                            PLAN OF DISTRIBUTION

      On the terms and conditions set forth in an underwriting agreement with respect to the Notes, if any, of a given series and an underwriting agreement with respect to the Certificates of such series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth therein and in the related Prospectus Supplement.

      In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and Certificates, as the case may be, are purchased.

      In the initial distribution of the Securities, the Securities will either be offered at prices set forth in the applicable Prospectus Supplement or, if specified in the applicable Prospectus Supplement, offered at varying prices in negotiated transactions. After the initial public offering of such Securities, those public offering prices may change.

      Each Underwriting Agreement will provide that the Seller will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

      Each Trust may, from time to time, invest the funds in its Trust Accounts in Permitted Investments acquired from such underwriters or from the Seller.

      Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to such Underwriting Agreement will be conditioned on the closing of the sale of all other such classes of Securities of that series.

      The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.



                               LEGAL OPINIONS

      Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller and the Servicer by Nancy
C. Ferguson, Esq., General Counsel of the Servicer, and by Mayer, Brown & Platt, Chicago, Illinois. Certain legal matters will be passed upon for the Underwriters by its counsel set forth in the related Prospectus Supplement. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and their affiliates.

                               INDEX OF TERMS

ACAPS         ...............................................................23
Additional Yield Supplement Amount...........................................45
Bankruptcy Code..............................................................15
Base Rate     ...............................................................33
Benefit Plan  ...............................................................56
Bill          ...............................................................55
Business Day  ...............................................................43
Calculation Agent............................................................33
Cede          ...............................................................19
Cedel         ...............................................................35
Cedel Participants...........................................................35
Certificate Balance...........................................................5
Certificate Distribution Account.............................................41
Certificate Owners............................................................5
Certificate Pool Factor......................................................25
Certificate Rate..............................................................5
Certificateholders............................................................9
Certificates  ................................................................1
Closing Date  ...............................................................39
Code          ...............................................................54
Collection Account...........................................................41
Collection Period............................................................43
Commission    ................................................................2
Contract Rate ...............................................................11
Cooperative   ...............................................................36
CSC           ...............................................................24
Cutoff Date   ...............................................................20
Dealer Agreement..............................................................7
Dealer Assignment.............................................................7
Dealer Recourse..............................................................20
Dealers       ................................................................7
Definitive Certificates......................................................36
Definitive Notes.............................................................36
Definitive Securities........................................................36
Depositaries  ...............................................................33
Depository    ...............................................................27
Direct Loans  ................................................................8
Distribution Date............................................................32
DTC           ..........................................................19, A-1
DTC Participants.............................................................33
Eligible Account.............................................................42
Eligible Investments.........................................................41
ERISA         ...............................................................12
Euroclear     ...............................................................36
Euroclear Operator...........................................................36
Euroclear Participants.......................................................35
Events of Default............................................................29
Exchange Act  ................................................................2
Exemption     ...............................................................57
Federal Tax Counsel..........................................................55
Final Scheduled Distribution Date............................................17
Final Scheduled Maturity Date................................................11
Financed Vehicles.............................................................6
Fixed Rate Securities........................................................32
Floating Rate Securities.....................................................32

FTC Rule      ...............................................................52
Funding Period................................................................5
GAAP          ...............................................................48
Global Securities...........................................................A-1
Indenture     ................................................................3
Indenture Trustee.............................................................1
Indirect Participants........................................................34
Initial Pool Balance.........................................................49
Initial Receivables...........................................................7
Insolvency Laws..........................................................15, 53
Interest Rate ................................................................3
Interest Reset Period........................................................33
Investment Earnings..........................................................42
IRS           ...............................................................54
Issuer        ................................................................3
LIBOR         ...............................................................33
Note Distribution Account....................................................41
Note Owners   ................................................................3
Note Pool Factor.............................................................25
Noteholders   ................................................................9
Notes         ................................................................1
Obligor       ...............................................................20
PAC           ...............................................................28
Paragon       ................................................................1
Participants  ...............................................................27
Payahead Account.............................................................41
Payahead Balance.............................................................43
Payaheads     ...............................................................41
Payment Date  ...............................................................27
Plan Assets Regulation.......................................................57
Pool Balance  ...............................................................25
Pooling and Servicing Agreement...............................................7
Pre-Funded Amount.............................................................7
Pre-Funding Account...........................................................5
Precomputed Receivables......................................................22
Prepayments   ...............................................................13
Prospectus Supplement.........................................................1
Purchase Amount..............................................................40
Receivables   ................................................................6
Receivables Pool.............................................................20
Registration Statement........................................................2
Related Documents............................................................31
Relief Act    ...............................................................52
Required Rate ...............................................................45
Required Yield Supplement Amount.............................................45
Reserve Account..............................................................44
Reserve Account Required Amount..............................................10
Restricted Group.............................................................58
Revolving Account.............................................................9
Revolving Period..............................................................9
Rule of 78's Receivables.....................................................22
Sale and Servicing Agreement..................................................7
Schedule of Receivables......................................................39
Securities    ................................................................1
Securities Act................................................................2
Security Owners..............................................................19
Securityholders...............................................................9

Seller        ................................................................3
Senior Certificates..........................................................57
Series        ..............................................................A-1
Servicer      ................................................................3
Servicer Termination Events..................................................46
Servicing Fee ...............................................................43
Servicing Fee Rate...........................................................43
Simple Interest Receivables..................................................22
Spread        ...............................................................33
Spread Multiplier............................................................33
Strip Certificates............................................................6
Strip Notes   ................................................................4
Strip Securities..............................................................6
Subsequent Transfer Date.....................................................40
Supplemental Servicing Fees..................................................43
TAC           ...............................................................28
Terms and Conditions.........................................................36
Transfer and Servicing Agreement..............................................7
Trust         ................................................................1
Trust Accounts...............................................................41
Trust Agreement...............................................................3
U.S. Person   ..............................................................A-3
UCC           ...............................................................40
Underwriter   ...............................................................13
Underwriting Agreements......................................................58
Warehouse Financing..........................................................40
Withholding Tax Regulations.................................................A-3
Yield Supplement Account.....................................................41
Yield Supplement Agreement...................................................45
Yield Supplement Amount......................................................45

                                                                      ANNEX I

      GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in certain limited circumstances, the globally offered Paragon Auto Trust Asset Backed Notes and Asset Backed Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedel or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Securities will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

      All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

      Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC
Participant to the account of a Cedel Participant or a Euroclear

Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debit will be valued instead as of the actual settlement date.

      Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading between Cedel or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York).

Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date. Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

               (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

               (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

               (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

      Subject to the discussion below concerning final withholding tax regulations, a beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

      Exemption for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Security Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Security Owner or his agent.

      Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

      U.S. Federal Income Tax Reporting Procedure. The Security Owner of a Global Security or in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership (unless the IRS provides otherwise by Treasury regulations) organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate or, for taxable years beginning before January 1, 1997, a trust the income of which is includible in gross income for United States tax purposes, regardless of its source or, (iv) for taxable years beginning after December 31, 1996, a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global Securities.

     On October 6, 1997, final Treasury regulations (the "Withholding Tax Regulations") were issued that modify certain of the filing requirements with which non-U.S. persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 generally will continue to be required to file that form. However, the requirement that non-U.S. persons submit Form W-8 is extended to most non-U.S. persons who wish to seek an exemption from withholding tax on the basis that income from the Global Securities is effectively connected with the conduct of a U.S. trade or business (in lieu of Form 4224) and to non-U.S. persons wishing to rely on a tax treaty to reduce the withholding tax rate (in lieu of Form 1001). The Withholding Tax Regulations generally are effective for payments of interest due after December 31, 1998, but Forms 4224 and 1001 filed prior to that date will continue to be effective until the earlier of December 31, 1999 or the current expiration date of those forms. Prospective investors are urged to consult their tax advisors with respect to the effect of the Withholding Tax Regulations.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

               SUBJECT TO COMPLETION, DATED __________, 199_
[PRELIMINARY OWNER TRUST PROSPECTUS SUPPLEMENT FORM]
(To Prospectus dated __________, 199_)
                                                      $_____________

                    PARAGON AUTO RECEIVABLES OWNER TRUST
                     199_ - _ $______________ Class A-1
                          ____% Asset Backed Notes
                   $______________ Class A-2 ____% Asset
                                Backed Notes
             [$______________ ____% Asset Backed Certificates]

                    PARAGON AUTO RECEIVABLES CORPORATION
                                   Seller

                       PARAGON ACCEPTANCE CORPORATION
                                  Servicer

         The Paragon Auto Receivables Owner Trust 199_-__ (the "Trust") will be governed by a Trust Agreement, to be dated as of ___________________, 199_, between Paragon Auto Receivables Corporation, as seller (the "Seller") and ___________________, as Owner Trustee. The Trust will issue $_____________ aggregate principal amount of Class A-1 ___%
Asset Backed Notes (the "Class A-1 Notes") and $____________ aggregate principal amount of Class A-2 ___% Asset Backed Notes (the "Class A-2
Notes" and, together with the Class A-1 Notes, the "Notes") pursuant to an Indenture, to be dated as of _____________, 199_, between the Trust and ___________________, as Indenture Trustee. The Trust will also issue $__________________ aggregate principal amount of ___% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"), [which are not being offered hereby]. The rights of the Certificateholders will be subordinated to the rights of the Noteholders to the extent described herein. The assets of the Trust will include a pool of motor vehicle retail installment contracts (the "Receivables") secured by new or used automobiles, light duty trucks and sports utility vehicles, all monies due or received thereunder or with respect thereto after _________, 199__, security interests in the vehicles financed thereby, any proceeds from claims on insurance policies with respect to the financed vehicles, certain rights under dealer agreements and certain other agreements, rights with respect to deposit accounts in which collections are held [and monies on deposit in a trust account (the "Pre-Funding Account") to be established with the Indenture Trustee], and the proceeds of the foregoing. [Additional Receivables (the "Subsequent Receivables") will be purchased by the Trust from the Seller from time to time on or before __________, 199__ from funds on deposit in the Pre-Funding Account.]
                                               (cover continued on next page)

                             ------------------

Prospective investors should consider the material risks involved with an investment in the [Notes], [Securities] described in "Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying Prospectus (the "Prospectus"). [Material risks associated with the Subsequent Receivables are described at page __ of the accompanying Prospectus.]

THE NOTES REPRESENT [NOTES] OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, [THE TRUST ONLY AND DO NOT REPRESENT] OBLIGATIONS OF OR INTERESTS IN PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES. NEITHER THE [SECURITIES] [NOTES] NOR THE RECEIVABLES ARE INSURED OR GUARANTEED BY PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                            Underwriting
                            Price to        Discounts and        Proceeds to
                            Public(1)        Commissions       the Seller(1)(2)
Per Class A-1 Note                 %                 %                     %
Per Class A-2 Note                 %                 %                     %
[Per Certificate                   %                 %                     %]
Total                       $____________     $____________    $____________

  ----------------------
  (1) Plus accrued interest, if any, from ___________, 199__.
  (2) Before deducting expenses, estimated to be  $___________.

                             ------------------

The Notes [and Certificates] are offered by the Underwriters when, as and if issued and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Notes [and the Certificates] will be made in book-entry form only through the Same Day Funds Settlement System of The Depository Trust Company, [or through Cedel Bank, societe anonyme or the Euroclear System,] on or about __________, 199__.

         The assets of the Trust will be transferred by the Seller to the Trust on or prior to the Closing Date. The Notes will be secured by the assets of the Trust pursuant to the Indenture. Certain capitalized terms used in this Prospectus Supplement are defined in this Prospectus Supplement on the pages indicated in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus. Interest on all classes of Notes will accrue at the fixed per annum interest rates specified above. Interest on the Notes will generally be payable on the [15th] day of each month or the next business day (each, a "Payment Date"), commencing _______, 199_. Principal of the Notes will be payable on each Payment Date to the extent described herein[, except that no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full]. See "Description of the Notes--Payments of Interest."

         [The Certificates will represent fractional undivided interests in the Trust. Interest, at the Certificate Rate, will be distributed to the Certificateholders on each Payment Date to the extent of available funds. Principal, to the extent described herein, will be distributed to the Certificateholders on each Payment Date commencing with the Payment Date on which the Notes were paid in full to the extent of available funds. See "Description of the Certificates--Distributions of Principal Payments." See "Description of the Transfer and Servicing Agreements--Subordination of Certificates."]

         Each class of Notes [and Certificates] will be payable in full on the applicable final scheduled Payment Date as set forth herein. However, payment in full of a class of Notes [or of Certificates] could occur earlier or later than such dates as described herein. See "Weighted Average Life of the Securities." In addition, the Class A-2 Notes and the Certificates will be subject to prepayment in whole, but not in part, on any Payment Date on which Paragon Acceptance Corporation in its capacity as servicer (in such capacity, the "Servicer") exercises its option to purchase the Receivables. The Servicer may purchase the Receivables when the aggregate principal balance of the Receivables has declined to 10% or less of the initial aggregate principal balance of the Receivables purchased by the Trust.

         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPETE INFORMATION ABOUT THE OFFERING OF THE NOTES [AND THE CERTIFICATES]. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES [OR THE CERTIFICATES] MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT OR SPECIFY ADDITIONAL INFORMATION WITH RESPECT TO STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE NOTES [AND THE CERTIFICATES] AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE [NOTES] [SECURITIES] DESCRIBED IN THIS PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

         There is currently no secondary market for the [Notes]
[Securities] offered hereby. Each Underwriter expects, but is not obligated to make a market in the Notes [and Certificates]. There can be no assurance that a secondary market will develop or that it will provide [Note] [Security] holders with liquidity of investment or that it will continue for the life of the[Notes] [Securities] offered hereby.

                   REPORTS TO [NOTE] [SECURITY] HOLDERS

         Unless and until Definitive Notes [or Definitive Certificates] are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of the Depository Trust Company and registered holder of the Notes [ and the Certificates]. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.

                              SUMMARY OF TERMS

          The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" beginning at page S-__ or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer....................  Paragon Auto Receivables Owner Trust 199_-__
                                (the "Trust" or the "Issuer"), a [Delaware business] trust established pursuant to a trust agreement (as amended and supplemented, the "Trust Agreement"), dated as of ________________, 199_, between the
                                Seller and the Owner Trustee.

Seller....................   Paragon Auto Receivables Corporation, a
                                Delaware corporation (the "Seller"). See
                                "The Seller."

Servicer.................    Paragon Acceptance Corporation, a Delaware
                                corporation ("Paragon" or, in its capacity as servicer, the "Servicer").

Indenture Trustee.........    ____________________, as trustee under the
                                Indenture (the "Indenture Trustee").

Owner Trustee..............   ____________________, as owner trustee under
                                the Trust Agreement (the "Owner Trustee").

The Notes..................   The Trust will issue Asset Backed Notes (the
                                "Notes"), pursuant to an Indenture, to be dated as of _______________, 199_ (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee, as follows: (a) Class A-1 __% Asset Backed Notes (the "Class A-1 Notes") in the aggregate initial principal amount of $______________; and
                                (b) Class A-2 __% Asset Backed Notes (the
                                "Class A-2 Notes") in the aggregate initial principal amount of $____________.

                                The Notes will be secured by
                                  the assets of the Trust
                                  pursuant to the Indenture.

The Certificates.............  The Trust will issue __% Asset Backed
                                   Certificates (the "Certificates" and,
                                   together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $________________. The
                                   Certificates will represent fractional
                                   undivided interests in the Trust and will be issued pursuant to the Trust Agreement.

The Receivables.............   On or prior to __________, 199_ (the "Closing
                                Date"), the Trust will purchase a pool of motor vehicle retail installment contracts secured by new or used automobiles, light duty trucks or sports utility vehicles (the "Receivables"), including all monies due or received with respect to such Receivables, security interests in the vehicles financed thereby (the "Financed Vehicles"), any proceeds from claims on insurance policies with respect to the Financed Vehicles, certain rights under Dealer Agreements, Dealer Assignments, the Sale and Servicing Agreement and certain other agreements, certain deposit accounts in which collections are held, and proceeds of the foregoing, having an aggregate principal balance of approximately $___________ as of ______________, 199_ (the "Cutoff Date"),
                                from the Seller pursuant to a Sale and
                                Servicing Agreement to be dated as of
                                ____________, 199_ (as amended and
                                supplemented from time to time, the "Sale and Servicing Agreement"), between the Trust, the Seller and the Servicer. See "Description of the Transfer and Servicing Agreements" herein and in the Prospectus.

                              TheReceivables consist of motor vehicle
                                retail installment contracts between an
                                Obligor and a Dealer. See "The Receivables
                                Pool" herein and "The Receivables Pools" in the Prospectus.

                              TheReceivables have been selected from motor
                                vehicle receivables owned by Paragon based on the criteria specified in the Sale and Servicing Agreement and described herein and in the Prospectus. See "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus. No Receivable will have a scheduled maturity that, after giving prospective effect to any permitted extensions or such deferrals, would be later than ____________ (the "Final Scheduled Maturity Date"). As of the Cutoff Date, the weighted average remaining maturity of the Receivables was approximately _____ months and the weighted average original maturity of the Receivables was approximately ____ months. As of the Cutoff Date, approximately ____% of the aggregate principal balance of the Receivables represented financing of used vehicles and the remainder represented financing of new vehicles.

                              The"Aggregate Principal Balance" means, at
                                any time, the sum of the outstanding
                                Principal Balances of the Receivables.
                                "Principal Balance" means, with respect to any Receivable, as of any date, the Amount Financed minus that portion of all payments (including all scheduled payments and any prepayments in full or partial prepayment) received on or prior to such date and allocable to principal in accordance with the [simple interest] method. "Amount
                                Financed" means, with respect to a
                                Receivable, the "amount financed" within the meaning of the Federal Truth-in-Lending Act, which is the aggregate amount of credit initially extended under such
                                Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts of credit extended in respect of accessories, insurance premiums, service and warranty policies or contracts the other items customarily financed as part of motor vehicle retail installment contracts.

Terms of the Notes

A.  Payment Dates............ Payments of interest and principal on the
                                Notes will be made on the [15th] day of
                                each month or, if any such day is not a
                                Business Day, on the next succeeding
                                Business Day (each, a "Payment Date"),
                                commencing ______________, 199_. Payments
                                will be made to holders of record of the Notes (the "Noteholders") as of the day preceding such Payment Date (a "Record Date"). "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banking institutions or trust companies in St. Louis, Missouri, Los Angeles, California, New York, New York or _____________, _____________ are authorized or required to be closed.

B.  Interest Rates.......... The Class A-1 Notes will bear interest at the rate of __% per annum (the "Class A-1
                                Interest Rate") and the Class A-2 Notes
                                will bear interest at the rate of __% per annum (the "Class A-2 Interest Rate"). The Class A-1 Interest Rate and the Class A-2 Interest Rate are referred to herein collectively as "Interest Rates."

C.  Interest..............  Interest on the outstanding principal amount of the Notes of each class will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Payment Date) and thereafter from (and including) the preceding Payment Date through (but excluding) the current Payment Date (each an "Interest Period"). Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Description of the Notes--Payments of Interest."

D.  Principal.............. Principal of the Notes will be payable on each Payment Date in an amount equal to the Noteholders' Principal Payment Amount for the calendar month (the "Collection Period") preceding such Payment Date.

                              No principal payments will be made on the
                                Class A-2 Notes until the Class A-1 Notes have been paid in full.]

                              The outstanding principal amount of the Class
                                A-1 Notes, to the extent not previously
                                paid, will be payable on the _____________, 199_ Payment Date (the "Class A-1 Final Scheduled Payment Date"); and the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the ____________, 199_ Payment Date (the "Class A-2 Final Scheduled Payment Date").

E.  Significant Characteristics
    of Class __ Notes........  [Interest will accrue on the Class __ Notes from [the Closing Date] but no interest
                                will be payable on the Class __ Notes until [the Payment Date on or after which the Class __ Notes have been paid in full]. [The Class __ Notes [do not bear interest] [bear interest at a nominal rate] and principal thereon is due and payable on [and after] [the Payment Date following the Payment Date on or after which the Class __ Notes have been paid in full] [each Payment Date to the extent that principal available to be paid on the Class __ Notes exceeds the amount necessary to reduce the outstanding principal balance of the Class
                                __ Notes to the [planned balance] for such Payment Date. [No principal is payable with respect to the Class __ Notes. The Class __ Notes are entitled only to interest on the [nominal] [notional] amount thereof, as described above under "Principal."] As a result, the yield to maturity on the Class
                                __ Notes will be particularly sensitive to the rate and timing of repayment, repurchase and defaults on the Receivables.] [See "Risk Factors" and "The Receivables Pool-- Weighted Average Life of the Securities."]

F.  Optional Redemption...... After the Class A-1 Notes have been paid in full, the Class A-2 Notes will be redeemed in whole, but not in part, on any Payment Date on which the Servicer exercises its option to purchase the Receivables, which can occur after the Aggregate Principal Balance declines to 10% or less of the Cutoff Date Principal Balance, at a redemption price equal to the unpaid principal amount of the Class A-2 Notes plus accrued and unpaid interest thereon. See "Description of the Notes--Optional Redemption." The "Cutoff Date Principal Balance" will equal the aggregate principal balance of the Receivables as of the Cutoff Date.

[Terms of the Certificates

A.  Payment Dates.........    Distributions with respect to the
                                Certificates will be made on each Payment
                                Date, commencing __________, 199_.
                                Distributions will be made to holders of record of the Certificates (the "Certificateholders" and, together with the Noteholders, the "Securityholders") as of the related Record Date (which will be the last Business Day of the preceding month if Definitive Certificates are issued).

B.  Certificate Rate.........   ___% per annum (the "Certificate Rate").

C.  Interest................. On each Payment Date, the Owner Trustee will distribute pro rata to Certificateholders accrued interest at the Certificate Rate on the outstanding Certificate Balance generally to the extent of funds available following payment of the Servicing Fee and distributions in respect of interest on the Notes from the Payment Amount and the Reserve Account. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest in respect of a Payment

                               Date will accrue from (and
                               including) the Closing Date
                               (in the case of the first
                               Payment Date) and
                               thereafter from (and
                               including) the preceding
                               Payment Date to (but
                               excluding) such Payment
                               Date.

D.  Principal................ No distributions of principal on the
                                Certificates will be made until all of the Notes have been paid in full. On each Payment Date commencing on the Payment Date on which the Class A-2 Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal Payment
                                Amount for the Collection Period preceding such Payment Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates.

                              Theoutstanding principal amount, if any, of
                                the Certificates will be payable in full on the __________ Payment Date (the
                                "Certificate Final Scheduled Payment
                                Date").

E.  Optional Prepayment..... If the Aggregate Principal Balance as of
                                the last day of a Collection Period has
                                declined to 10% or less of the Cutoff Date
                                Principal Balance, the Servicer may
                                purchase all remaining Trust Property on any Payment Date occurring in a subsequent Collection Period and cause the prepayment of the Certificates in an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the Certificate Rate. See "Description of the
                                Certificates--Optional Prepayment."]

[Pre-Funding Account........ During the period (the "Funding Period")
                                from and including the Closing Date until the earliest of (i) the Determination Date on which (a) the Pre-Funded Amount is less than $________, (b) an Event of Default has occurred under the Indenture or a Servicer Termination Event has occurred under the Sale and Servicing Agreement, (c) certain events of insolvency have occurred with respect to the Seller or the Servicer or
                                (ii) the close of business on the ________
                                Payment Date, the Pre-Funded Amount will be maintained in an account in the name of the Indenture Trustee (the "Pre- Funding Account"). The Pre-Funded Amount is expected to initially equal approximately $_____________ and, during the Funding Period, will be reduced by the principal balance of Subsequent Receivables purchased by the Trust from time to time in accordance with the Sale and Servicing Agreement. The Seller expects that the Pre-Funded Amount will be reduced to less than $_________ by the ________ Payment
                                Date. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders and Certificateholders pro rata in proportion to the respective principal balances of each class of Notes and the Certificates. See "Description of the Transfer and

                              Servicing Agreements -- Pre-Funding Account;
                              Subsequent Receivables."]

Reserve Account............. A reserve account (the "Reserve Account")
                                will be created with an initial deposit by the Seller of cash or certain investments having a value of at least $________ (the "Reserve Account Deposit"). In addition, on each Payment Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Noteholders and the Servicer have been made will be deposited into the Reserve Account until the amount of the Reserve Account is equal to the Reserve Account Required Amount.

                              On each Payment Date, the Indenture Trustee
                                will withdraw funds from the Reserve
                                Account, to the extent of the funds therein
                                (exclusive of investment earnings), to the extent (a) the sum of the amounts required to be distributed to Noteholders, [Certificateholders] and the Servicer on the related Payment Date exceeds (b) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of investment income). If the amount in the Reserve Account is reduced to zero, Noteholders [and Certificateholders] will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles. See "Risk Factors" herein and in the Prospectus, "Description of the Certificates--The Reserve Account" and "Certain Legal Aspects of the Receivables" in the Prospectus.

Tax Status..............      In the opinion of Mayer, Brown & Platt,
                                special tax counsel for the Issuer, for
                                federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be classified as a separate entity that is an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by its acceptance of a Note, will agree to treat the Notes as indebtedness, [and each Certificateholder, by its acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal, state and local tax purposes]. [Certificateholders should be aware that, if the Trust does not have sufficient cash to make cash distributions of interest to Certificateholders, Certificateholders may still be allocated income equal to the amount of income that would accrue at the Certificate Rate multiplied by the Certificate Balance held by such Certificateholder. As a consequence, cash basis holders would, in effect, be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received distributions of cash.] See "Federal Income Tax Consequences" and "State Tax Consequences" herein and in the Prospectus for additional information concerning the application of federal and state tax laws to the Trust and the Securities.

ERISA Considerations.......   Subject to the considerations discussed
                                under "ERISA Considerations" herein and in the Prospectus, the Notes are eligible for purchase by employee benefit plans.

                              TheCertificates may not be acquired with the
                                assets of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                                Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or with the assets of an individual retirement account.] See "ERISA Considerations" herein and in the Prospectus.

[Legal Investment.......     The Class A-1 Notes will be eligible
                                securities for purchase by money market
                                funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended.]

Rating of the Notes......    It is a condition to the issuance of the
                                Notes that the Class A-1 Notes be rated in the highest [short-term] rating category and that the Class A-2 Notes be rated in the highest long- term rating category by at least one nationally recognized statistical rating agency (the "Rating Agency"). There can be no assurance that a rating will not be lowered or withdrawn by the Rating Agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" herein and in the Prospectus.

                                RISK FACTORS

         In addition to the other information contained herein and in the Prospectus, prospective investors should consider carefully the following risk factors and the information contained in "Risk Factors" in the Prospectus.

[Risks Related to Subordination

         Distributions of interest and principal on the Certificates will be subordinated in priority of payment to interest and principal due on the Class A-1 Notes and Class A-2 Notes. Consequently, the Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Notes on such Payment Date has been deposited in the Note Distribution Account. The Certificateholders will not receive any distributions of principal until the Payment Date on which the Class A-2 Notes were paid in full. However, upon the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, distributions of all amounts on the Certificates will be subordinated in priority of payment to payment in full of principal of the Notes.

         If an Event of Default occurs and is not cured, the Indenture Trustee or the holders of a majority of the aggregate principal amount of all the Notes may declare the principal of the Notes to be immediately due and payable, and the Indenture Trustee may institute or be required to institute proceedings to collect amounts due or exercise its remedies as a secured party (including foreclosure or sale of the Receivables). In the event of a sale of Receivables by the Indenture Trustee following an Event of Default, there is no assurance that the proceeds of such sale will be equal to or greater than the aggregate outstanding principal amount of the Notes and the Certificate Balance plus accrued interest. Because neither interest nor principal is distributed to Certificateholders upon sale of the Receivables following an Event of Default and acceleration of the Notes under the Indenture until all the Notes have been paid in full, the interests of Noteholders and the Certificateholders may conflict, and the exercise by the Indenture Trustee of its right to sell the Receivables or exercise other remedies under the Indenture and applicable law may cause the Certificateholders to suffer a loss of all or part of their investment. See "Description of the Notes--The Indenture--Events of Default; Rights upon Event of Default" and "Description of the Transfer and Servicing Agreements--Insolvency Event" in the Prospectus.

         In general, the Seller may, and in certain circumstances the Certificateholders may, direct the Owner Trustee in the administration of the Trust. However, because the Trust has pledged the property of the Trust to the Indenture Trustee to secure the payment of the Notes, including in such pledge certain rights of the Trust under the Sale and Servicing Agreement, the Indenture Trustee and not the Seller or the Certificateholders has the power to direct the Trust to take certain actions in connection with the administration of the property of the Trust until the Notes have been paid in full and the lien of the Indenture has been released. In addition, the Seller and Certificateholders are not allowed to direct the Owner Trustee to take any action which conflicts with the provisions of any of the Sale and Servicing Agreement, the Trust Agreement or the Indenture (together the "Related Documents"). The Indenture specifically prohibits the Issuer from taking any action which would impair the Indenture Trustee's security interest in the Trust and generally requires the Owner Trustee to obtain the consent of the Indenture Trustee or the holders of a majority of the aggregate principal amount of the Notes before modifying, amending, supplementing, waiving or terminating any Basic Document or any provision of any Basic Document. Therefore, until the Notes have been paid in full, the ability to direct the Trust with respect to certain actions permitted to be taken by it under the Related Documents rests with the Indenture Trustee and the Noteholders instead of the Seller or the Certificateholders.

         If a Servicer Termination Event were to occur, the holders of a majority of the outstanding principal amount of the Notes, the Indenture Trustee acting on behalf of the Noteholders, or the Owner Trustee and not the Seller or the Certificateholders, would have the right to terminate the Servicer as the servicer of the Receivables without consideration of the effect such termination would have on Certificateholders. In addition, the holders of not less than a majority of the outstanding principal amount of the Notes would have the right to waive certain Servicer Termination Events, without consideration of the effect such waiver would have on Certificateholders. See "Description of the Transfer and Servicing Agreements--Servicer Termination Events" and "--Rights upon Servicer Termination Events" in the Prospectus.]

Risk of Limited Assets of Trust

         The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Notes [and the Certificates] must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Similarly, although funds in the Reserve Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Notes [and the Certificates], amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Notes [and the Certificates].

         Amounts on deposit in the Reserve Account will be available on any Payment Date first to cover payment of Servicing Fees to the Servicer, then shortfalls in distributions of interest on the Notes [and then shortfalls in distributions of interest on Certificates]. [After distributions of interest on the Certificates have been made, the remaining amounts on deposit in the Reserve Account will be available first to cover shortfalls in distributions of principal on the Notes and then shortfalls in distributions of principal on the Certificates]. If the Reserve Account is exhausted, the Trust will depend solely on payments on the Receivables to make distributions on the [Notes] [Securities], and [Note] [Security] holders will bear the risk of delinquency, losses and repossessions with respect to the Receivables. There can be no assurance that the future delinquency, loss and repossession experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to the portfolio of Receivables serviced by the Servicer. Any amounts released from the Reserve Account to the Seller will not be available to the [Notes] [Security] holders. See "The Receivables Pool--Pool Composition" and "Delinquency and Net Losses" herein and "The Receivables Pools" in the Prospectus and "Description of the Transfer and Servicing Agreements--Subordination of Certificateholders; Reserve Account" and "--Distributions" herein.

Maturity and Prepayment Risks

         The Class A-2 Notes will not receive any principal payments until the Class A-1 Notes have been paid in full. [In addition, no principal payments on the Certificates will be made until the Payment Date on which the Notes are paid in full]. As the rate of payment of principal of the Notes [and the Certificates] depends on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of the Notes [and the final distribution in respect of the Certificates] could occur significantly earlier than the applicable Final Scheduled Payment Date. It is expected that final payment of the Notes [and the final distribution in respect of the Certificates] will occur on or prior to the applicable Final Scheduled Payment Date. However, if sufficient funds are not available to pay the Notes [or the Certificates] in full on or prior to the applicable Final Scheduled Payment Date, final payment of the Notes [and the final distribution in respect of the Certificates] could occur later than such date. See "Weighted Average Life of the Securities" herein and in the Prospectus.

         [THE YIELD ON THE CLASS ____ NOTES WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PAYMENTS (INCLUDING PREPAYMENTS) ON THE RECEIVABLES. [AN INVESTOR PURCHASING A CLASS ____ NOTE AT A SIGNIFICANT PREMIUM COULD, UNDER CERTAIN PREPAYMENT SCENARIOS, FAIL TO RECOUP ITS ORIGINAL
INVESTMENT.] [THE YIELD TO MATURITY ON THE CLASS ____ NOTES WILL BE
ADVERSELY AFFECTED BY A LOWER THAN ANTICIPATED RATE OF PAYMENT ON THE RECEIVABLES.] [The reinvestment risk to an investor in the Class ____ Notes may be exacerbated in the event of [an increase in the rate of payment on the Receivables in a decreasing interest rate environment] [a decrease in the rate of payment on the Receivables in an increasing rate environment]. Any ratings assigned to the Class ____ Notes by a Rating Agency will reflect only such Rating Agency's assessment of the likelihood that timely distributions will be made with respect to the Class ____ Notes in accordance with the Sale and Servicing Agreement and the Indenture. Such rating will not constitute an assessment of the likelihood that principal prepayments on the Receivables will occur or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, such rating will not address the possibility that prepayment rates higher or lower than anticipated by an investor may cause [such investor to experience a lower than anticipated yield] [an investor purchasing a Class ____ Note at a significant premium might fail to recoup its investment]. See "The Receivable Pool --
Sensitivity of the Class ____ Notes to Prepayments."]

Regional Economic Conditions

         SIGNIFICANT GEOGRAPHIC CONCENTRATION MAY INCREASE THE EXPOSURE OF THE TRUST TO THE ECONOMIC CONDITIONS IN THOSE STATES. Economic conditions in states where Obligors reside may affect the delinquency, loss and repossession experience of the Trust with respect to the Receivables. Obligors on Receivables representing approximately ___%, ___%, ___% and __% by principal balance of the Receivables were located in ________, ________, ________ and ________ at the Cutoff Date. As a result, economic conditions in such states may have a disproportionate effect on prepayments and/or defaults in respect of the Receivables and thus on amounts available for distribution to Securityholders. In particular, an economic downturn in one or more of such states could adversely affect the performance of the Trust as a whole (even if national economic conditions remain unchanged or improve) as obligors in such states experience the effects of such a downturn and face greater difficulty in making payments on their Financed Vehicles. See "The Receivables Pool" herein.

Ratings of the Securities

         It is a condition to the issuance of the Notes [and the Certificates] that the Class A-1 Notes be rated in the highest [short-term] rating category and that the Class A-2 Notes be rated in the highest long-term rating category by at least one nationally recognized statistical rating agency. A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the payment of principal and interest on the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.


                                 THE TRUST

General

         The Issuer, Paragon Auto Receivables Owner Trust 199_-_, is a [business] trust formed, prior to its purchase of the Receivables and the issuance of the [Notes][Securities], under the laws of the State of [Delaware] pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than acquiring, holding and managing the Receivables and the other assets of the Trust and proceeds therefrom and issuing the Notes and Certificates and making payments thereon.

         At the time the Notes and Certificates are issued, the Trust will be capitalized with equity in an amount equal to the Certificate Balance of $__________, excluding amounts deposited in the Reserve Account. The equity of the Trust, together with the net proceeds from the sale of the Notes, will be used by the Trust to purchase the Receivables from the Seller pursuant to the Sale and Servicing Agreement [or to repayment of any related Warehouse Financing].

         If the protection provided to the investment of the [Notes] [Security] holders by the Reserve Account is insufficient, the Trust will look only to the Obligors on the Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any Dealer Recourse. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to [Note] [Security] holders with respect to the [Notes] [Securities]. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" and "Certain Legal Aspects of the Receivables" in the Prospectus.

         The Trust's principal offices are in [Delaware], in care of __________________, as Owner Trustee, at the address listed below under "--The Owner Trustee".

Capitalization of the Trust

         The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates have taken place on such date:


    Class A-1 __% Asset Backed Notes...........................    $___________
    Class A-2 __% Asset Backed Notes...........................     ___________
    __% Asset Backed Certificates..............................     ___________

   Total......................................................     $ __________


The Owner Trustee

         _______________ is the Owner Trustee under the Trust Agreement.
_____________ is a __________________ and its principal offices where information can be obtained relating to the Trust and the Certificates are located at _____________________. The Seller and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.


                            THE RECEIVABLES POOL

         The Receivables were purchased or originated by Paragon in the ordinary course of its business. The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased by the Trust as of the Cutoff Date. The Receivables have been selected from the Receivables portfolio of Paragon for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pool," as well as the requirement that each Receivable (a) was not more than 29 days past due as of the Cutoff Date; (b) has an APR of not less than _____% and not more than _____%; [(c) provides for level monthly payments that fully amortize the amount financed over an original term of at least_____ months and not more than ____ months (provided payments are made on the applicable due dates [and except that the final payment may differ]);] (d) had an outstanding Principal Balance as of the Cutoff Date of not less than $_______ and not more than $_______; and (e) had a remaining term as of the Cutoff Date of at least ___ months and not more than ___ months. The Receivables were originated on or before ________, 199_. No selection procedures believed by the Seller to be adverse to the [Note] [Security] holders were used in selecting the Receivables.

         The tables below set forth information regarding the composition and characteristics of the Receivables Pool as of the Cutoff Date.

                       Composition of the Receivables
                           as of the Cutoff Date



Aggregate Principal Balance........................................$___________
Number of Receivables....................................................._____
Average Amount Financed............................................$___________
Range of Amounts Financed................................______ to $___________
Average Remaining Principal Balance................................$___________
Range of Remaining Principal Balances...............$__________ to $___________
Weighted Average APR....................................................._____%
Range of APRs.................................................._____% to _____%
Weighted Average Original Term to Maturity (1)......................____ months
Range of Original Terms to Maturity.........................____ to ____ months
Weighted Average Remaining Term to Maturity (1).....................____ months
Range of Remaining Terms to Maturity........................____ to ____ months
New Vehicles (Percentage of Aggregate Principal Balance)..................____%
Used Vehicles (Percentage of Aggregate Principal Balance).................____%

    (1)  Rounded to the nearest month.

                   Distribution of the Receivables by APR
                           as of the Cutoff Date


                               Percentage
                Aggregate     by Aggregate                    Percentage
                Principal       Principal      Number of     by Number of
  APR Range      Balance        Balance (1)   Receivables   Receivables (1)
 -----------  -------------  --------------  -------------  ---------------
           %    $                        %









                ___________      _________     __________     __________
TOTAL           $                  100.00%                      100.00%

 (1)  Percentages may not add up to 100.00% because of rounding.



    Distribution of Receivables by Principal Place of Business of Dealer
                           as of the Cutoff Date

                         Percentage
           Aggregate     by Aggregate                      Percentage
           Principal     Principal        Number of       by Number of
State       Balance      Balance (1)     Receivables     Receivables (1)
-----      ----------    ------------    ------------    ---------------
           $                      %                                   %










           __________    ____________     ___________      ____________
TOTAL       $              100.00%                             100.00%

 (1)  Percentages may not add up to 100.00% because of rounding.

   Distribution by Original Term to Scheduled Maturity of the Receivables
                           as of the Cutoff Date

                                                         Percentage
                                     Aggregate          by Aggregate                              Percentage
                                     Principal            Principal            Number of         by Number of
Range of Original Terms               Balance             Balance (1)         Receivables       Receivables(1)
-----------------------               -------          --------------         -----------       --------------
 to  months                          $                             %                                        %
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 months
                                    ____________           __________           _________          _________
 TOTAL                                                        100.00%                                100.00%

   (1)   Percentages may not add up to 100.00% because of rounding.


  Distribution by Remaining Term to Scheduled Maturity of the Receivables
                           as of the Cutoff Date



                                                         Percentage
                                    Aggregate           by Aggregate                              Percentage
Range of                            Principal             Principal            Number of         by Number of
Remaining Terms                      Balance              Balance (1)         Receivables       Receivables (1)
---------------                      -------           --------------         -----------       ---------------
 to  months                          $                            %                                        %
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 months
                                    ____________           __________           _________          _________
 TOTAL                                                        100.00%                                100.00%


   (1)   Percentages may not add up to 100.00% because of rounding.

               Distribution of Receivables by Amount Financed
                           as of the Cutoff Date


                                                           Percentage
                                      Aggregate           by Aggregate                             Percentage
                                      Principal            Principal            Number of         by Number of
Amount Financed                        Balance            Balance (1)          Receivables       Receivables(1)
---------------                        -------            -------              -----------       --------------
$5,000.00 to $9,999.99                $                           %                                       %
$10,000.00 to $14,999.99
$15,000.00 to $19,999.99
$20,000.00 to $24,999.99
$25,000.00 to $29,999.99
$30,000.00 to $34,999.99
$35,000.00 to $39,999.99
$40,000.00 to $44,999.99
$45,000.00 to $49,999.99
$50,000.00 to $54,999.99
$55,000.00 to $59,999.99
$60,000.00 to $64,999.99
$65,000.00 to $69,999.99
$100,000.00 and above
                                    ____________         __________             _________          _________
 TOTAL                                                      100.00%                                100.00%


(1)      Percentages may not add up to 100.00% because of rounding.


          Distribution of Receivables by Current Principal Balance
                           as of the Cutoff Date


                                                          Percentage
                                      Aggregate          by Aggregate                               Percentage
Current                               Principal            Principal            Number of          by Number of
Principal Balance                      Balance            Balance (1)          Receivables        Receivables(1)
-----------------                      -------            -------              -----------        -----------
$5,000.00 to $9,999.99                $                            %                                        %
$10,000.00 to $14,999.99
$15,000.00 to $19,999.99
$20,000.00 to $24,999.99
$25,000.00 to $29,999.99
$30,000.00 to $34,999.99
$35,000.00 to $39,999.99
$40,000.00 to $44,999.99
$45,000.00 to $49,999.99
$50,000.00 to $54,999.99
$55,000.00 to $59,999.99
$60,000.00 to $64,999.99
$95,000.00 to $99,999.99
                                    ____________           __________           _________          _________
 TOTAL                                                        100.00%                                100.00%

(1)      Percentages may not add up to 100.00% because of rounding.

                                    S-18

Delinquencies and Loss Experience

         The following tables set forth information relating to the delinquency and loss experience of Paragon for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Paragon's automobile, light duty truck and sports utility vehicle installment contracts in the future, or that the experience of the Receivables owned by the Trust and pledged to the Indenture Trustee for the benefit of the [Note][Security] holders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles, light duty trucks and sports utility vehicles.





                                                 Historical Delinquency Experience
                                                                                           As of
                                                                              ---------------------------------------------------
                                                                                       June 30,                   December 31,
                                                                              ---------------------        ----------------------

    Aggregate Principal                 No. of contracts
Balance at Period End(1)                   Amount ($)                           1998        1997              1997         1996
                                           ___________                         ------      -------            -----       ------

Delinquencies
   30 - 59 days                        No. of contracts
                                      Pay Off Balance ($)
                                        % of Principal

   60 - 89 days                        No. of contracts
                                      Pay Off Balance ($)
                                        % of Principal

   90 days or more                     No. of contracts
                                      Pay Off Balance ($)
                                        % of Principal

Total Delinquencies                    No. of contracts
                                      Pay Off Balance ($)
                                        % of Principal

Amount in                              No. of vehicles
Repossession                          Pay Off Balance ($)
 Inventory                              % of Principal

Total Delinquencies                    No. of contracts & vehicles
   and Amount in                      Pay Off Balance ($)
    Repossession                        % of Principal

       (1) Aggregate Principal Balance equals the net finance receivables for all contracts serviced, excluding repossessed vehicles, on a basis consistent with Paragon's financial statement presentation.

                            Receivable Portfolio
                       Historical Net Loss Experience

                           (Dollars in Millions)


                                                                      Six Months Ended
                                                                         June 30,                 Year Ended December 31,
                                                          -------------------------------    ---------------------------------
                                                               1998            1997                 1997               1996
                                                          --------------  ---------------    --------------      -------------

Average Aggregate Principal Balance
Gross Charge-Offs(1)
Recoveries(2)
Net Losses
Net Losses as a Percent of
Average Aggregate Principal Balance


(1) Gross Charge-Offs are defined as principal balance at time of charge-off less net sale proceeds.
(2) Recoveries are defined in Paragon's Collection Policy and Procedures
    Manual and generally mean post charge-off amounts that are collected from the obligors.



Year 2000 Compliance

         The Year 2000 issue is the result of computer programs being written to store and process data using two digits rather than four to define the applicable year. Any computer programs used by Paragon that have date sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations. Paragon's critical computer applications software is not maintained in-house. Rather, Paragon operates under service agreements with outside vendors that provide Paragon (and many other institutions) access to the applications that are maintained by the vendors and run on the vendors' mainframe computers. These critizal applications have been certified as year 2000 compliant. Paragon has also assessed the potential impact of year 2000 noncompliance on the part of other external relationships and, subject to Paragon's ongoing review of vendors' year 2000 compliance, Paragon is not aware at this time of any such issues that would have a material adverse effect on Paragon's financial position, cash flows or results of operations. As a result, subject to Paragon's business and operations are not reasonably expected by the Seller to have a material adverse effect on Paragon's financial position, cash flows or results of operations. The preceding two sentences are forward-looking statements and the actual costs could differ materially from the costs currently anticipated by Paragon.


                    THE SELLER, THE SERVICER AND PARAGON

     The Seller is a wholly-owned subsidiary of Paragon. Information regarding the Seller is set forth under "The Seller" in the Prospectus and additional information about Paragon and the Servicer is set forth under "Paragon and the Servicer" in the Prospectus. Paragon was incorporated in the State of Delaware in November 1994 and began purchasing contracts in August 1996. Paragon was initially capitalized with approximately $8,400,000 in preferred and common stock held by an investment fund managed by Triumph Capital Group, Inc. ("Triumph") and Paragon's senior management. Triumph is a private investment management company founded in 1990 and based in Boston, Massachusetts. Triumph manages three early stage and mezzanine investment funds for institutional investors with capital commitments equal to approximately $500,000,000. In April 1998, Paragon issued approximately $14,000,000 in additional preferred and common stock to three institutional investors not affiliated with Triumph. Other funding sources available to Paragon include a warehouse lending facility provided by ContiTrade Services, L.L.C. ("CTS"), an affiliate of the Initial Purchaser, and a $4,000,000 subordinated lending facility also provided by CTS. CTS holds a warrant to purchase up to approximately 7.5% of the common stock of Paragon.

                  WEIGHTED AVERAGE LIFE OF THE SECURITIES

    Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of Securities" in the Prospectus. No principal payments will be made on the Class A-2 Notes until all Class A-1 Notes have been paid in full. In addition, no principal payments on the Certificates will be made until all of the Notes have been paid in full. See "Description of the Notes--Payments of Principal" and "Description of the Certificates--Distributions of Principal Payments." As the rate of payment of principal of each class of Notes and the Certificates depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of the Notes and the final distribution in respect of the Certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. It is expected that final payment of the Notes and the final distribution in respect of the Certificates will occur on or prior to the applicable Final Scheduled Payment Date. However, if sufficient funds are not available to pay the Notes or the Certificates in full on or prior to the applicable Final Scheduled Payment Date, final payment of the Notes and the final distribution in respect of the Certificates could occur later than such date.


                          DESCRIPTION OF THE NOTES

General

    The Notes will be issued pursuant to the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary describes the material terms of the Notes and the Indenture, but it does not purport to be complete and is subject to, and is qualified by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary. The following summary supplements the description of the general terms and provisions of the Notes of any given series and the related Indenture set forth in the Prospectus, to which description reference is hereby made. _____________________ will be the Indenture Trustee under the Indenture. The address of the Indenture Trustee at which information regarding the Trust and Notes may be obtained is ________________.

Payments of Interest

    Each class of the Notes will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest on the principal balances of the classes of the Notes will accrue at their respective per annum Interest Rates and will be payable to the Noteholders monthly on each Payment Date, commencing , 199 . Interest on the outstanding principal amount of the Notes will accrue at the applicable Interest Rate for the applicable Interest Accrual Period. Interest distributions due for any Payment Date but not distributed on such Payment Date will be due on the next Payment Date increased by an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful). Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments on the Notes will generally be derived from the Payment Amount remaining after the payment of the Servicing Fee. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

    Interest payments to both classes of Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes on any Payment Date, in which case each class of Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes.

Payments of Principal

    Principal payments will be made to the Noteholders on each Payment Date in an amount generally equal to the Noteholders' Principal Payment Amount. Principal payments on the Notes will generally be derived from the Payment Amount remaining after the payment of the Servicing Fee and the Noteholders' Interest Payment Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

    On the eighth day of the calendar month during which any Payment Date occurs (or, if such day is not a Business Day, the next Business Day) (a "Determination Date"), the Indenture Trustee shall determine the amount in the Collection Account allocable to interest and the amount allocable to principal.

    On each Payment Date, principal payments on the Notes will be applied in the following order of priority: (a) to the principal balance of the Class A-1 Notes until the principal balance of the Class A-1 Notes is reduced to zero; and (b) to the principal balance of the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero. The principal balance of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Final Scheduled Payment Date and the principal balance of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Final Scheduled Payment Date. The actual date on which the aggregate outstanding principal amount of either class of Notes is paid may be earlier than the respective final scheduled Payment Dates set forth above based on a variety of factors, including those described under "Weighted Average Life of the Securities" herein and in the Prospectus.

Optional Redemption

    On any Payment Date after the Class A-1 Notes have been paid in full, the Class A-2 Notes will be redeemed in whole, but not in part, if the Seller or Servicer exercises its option to purchase the Receivables. The Seller or Servicer may purchase the Receivables when the Aggregate Principal Balance shall have declined to 10% or less of the Cutoff Date Principal Balance, as described in the Prospectus under "Description of the Transfer and Servicing Agreements--Termination". The redemption price will be equal to the unpaid principal amount of the Class A-2 Notes plus accrued and unpaid interest thereon.


                      DESCRIPTION OF THE CERTIFICATES

General

    The Certificates will be issued pursuant to the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary describes the material terms of the Certificates and the Trust Agreement, but it does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given series and the related Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

Distribution of Interest Income

    On each Payment Date, commencing , 199 , the Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Certificate Rate. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest in respect of a Payment Date will accrue from the Closing Date (in the case of the first Payment Date) and thereafter, from the [15th] day of the month preceding the month of the Payment Date to and including the ___ day of the month of such Payment Date. Interest distributions due for any Payment Date but not distributed on such Payment Date will be due on the next Payment Date increased by an amount equal to interest on such amount at the Certificate Rate (to the extent lawful). Interest distributions with respect to the Certificates will generally be funded from the portion of the Payment Amount and the funds in the Reserve Account remaining after the distribution of the Servicing Fee and the Noteholders' Interest Payment Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

Distributions of Principal Payments

    Certificateholders will be entitled to distributions of principal on each Payment Date, commencing with the Payment Date on which the Notes are paid in full, in an amount generally equal to the Principal Distribution Amount (less on the Payment Date on which the Notes are paid in full, the portion thereof payable on the Notes). Distributions with respect to principal payments will generally be funded from the portion of the Principal Distribution Amount remaining after the distribution of the Servicing Fee, the Noteholders' Distributable Amount (on the Payment Date on which the Notes are paid in full) and the Certificateholders' Interest Payment Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account".


Optional Prepayment

    If the Servicer exercises its option to purchase the Receivables when the Aggregate Principal Balance declines to 10% or less of the Cutoff Date Principal Balance, the Servicer may purchase all remaining Trust Property on any Payment Date occurring in a subsequent Collection Period and cause the prepayment of the Certificates in an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the Certificate Rate. See "Description of the Transfer and Servicing Agreements--Termination" in the Prospectus.


            DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

    The following summary describes certain terms of the Sale and Servicing Agreement and the Trust Agreement. Forms of the Sale and Servicing Agreement and the Trust Agreement have been filed as exhibits to the Registration Statement. A copy of the Sale and Servicing Agreement will be filed with the Commission following the issuance of the Securities. The summary describes the material terms of the Sale and Servicing Agreement and the Trust Agreement, but it does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Sale and Servicing Agreement and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the Sale and Servicing Agreement and the Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

Accounts

    Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus, as well as the Reserve Account, will be established by the Servicer and maintained in the name of the Indenture Trustee on behalf of the Noteholders [and the Certificateholders]. Amounts held from time to time in the Reserve Account will be held for the benefit of Noteholders [and Certificateholders]. Funds on deposit in the Reserve Account will be invested in Eligible Investments selected by the Seller and, if permitted by the Rating Agency, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Payment Date. Upon any distribution to the Servicer of amounts from the Reserve Account, the Securityholders will not have any rights in, or claims to, such amounts. On or before each Payment Date, funds in the amount of the Deficiency Claim Amount for such Payment Date will be withdrawn from the Reserve Account and deposited in the Collection Account.

    On each Payment Date, the Trustee will withdraw funds from the Reserve Account in the amount of the Deficiency Claim Amount. Such withdrawal may result from, among other things, Receivables becoming Liquidated Receivables or the failure by the Servicer to make any remittance required to be made under the Agreement. The aggregate amount to be withdrawn from the Reserve Account on any Payment Date will not exceed the amount available in the Reserve Amount with respect to the related Payment Date. The Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before the Payment Date with respect to which such withdrawal was made.

    Subject to reduction as described below, the "Reserve Account Required Amount" means the greater of (i) _____% of the Aggregate Principal Balance (after giving effect to any distributions on the Securities on such Payment
Date) and (ii) the Floor Amount; [provided, that if a Trigger Event has occurred and has not been Deemed Cured, the Reserve Account Required Amount will be ___% of the Aggregate Principal Balance (after giving effect to any distributions on the Securities on such Payment Date)]. The Reserve Account Required Amount may be reduced from time to time if the Rating Agency has delivered prior written notice to the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that such reduction will not result in a reduction, withdrawal or qualification of the Rating Agency's then current ratings of each class of the Notes and the Certificates. The time necessary for the Reserve Account to reach and maintain the Reserve Account Required Amount at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. Amounts on deposit in the Reserve Account will be released to the Servicer on each Payment Date to the extent that the amount on deposit in the Reserve Account would exceed the Reserve Account Required Amount.

         "Liquidation Proceeds" with respect to a Liquidated Receivable means all amounts realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the related Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable will in no event be less than zero.

         "Floor Amount" with respect to any Payment Date means the lesser of (i) the aggregate outstanding principal amount of the Notes [and the Certificate Balance] (after giving effect to any distributions on the [Notes] [Securities] on such Payment Date) and (ii) $__________________.

         "Deficiency Claim Amount" means, with respect to any Determination Date, the positive difference of (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Payment Amount, the Certificateholders' Interest Payment Amount, the Noteholders' Principal Payment Amount and the Certificateholders' Interest Payment Amount for such Payment Date minus (ii) the amount of Available Funds with respect to such Determination Date, which amount will be withdrawn from the Reserve Account to the extent funds are on deposit therein and deposited into the Collection Account on the related Payment Date.

    If funds in the Reserve Account are reduced to zero, the [Note] [Security] holders will bear the credit and other risks associated with ownership of the Receivables. In such a case, the amount available for distribution may be less than that described below, and the [Note] [Security] holders may experience delays or suffer losses as a result, among other things, of defaults or delinquencies by the Obligors or previous extensions made by the Servicer.

[Pre-Funding Account; Subsequent Receivables]

    [On the Closing Date, approximately $____________ of Initial Receivables will be transferred to the Trust by the Seller and the approximately $______________ Pre-Funded Amount will be deposited by the Trust in the Pre-Funding Account. If the principal amount of eligible Receivables originated by Paragon during the Funding Period is less than the Pre-Funded Amount, the Seller will have insufficient Receivables to sell to the Trust on the Subsequent Transfer Dates, thereby resulting in a prepayment of principal to the Noteholders and the Certificateholders as described in the following paragraph.] [In addition, any conveyance of Subsequent Receivables is subject to the satisfaction, on or before the related Subsequent Transfer Date, of the condition that each such Subsequent Receivable satisfies the eligibility criteria specified in "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus.]

    [To the extent that the Pre-Funded Amount has not been fully applied to the purchase of Subsequent Receivables by the Trust during the Funding Period, the Noteholders and the Certificateholders will receive, on the Payment Date on or immediately following the last day of the Funding Period, a prepayment of principal in an amount equal to their pro rata share (based on the current principal balance of each class of Notes and the Certificate Balance) of any remaining Pre-Funded Amount following the purchase of any Subsequent Receivables on such Payment Date. It is anticipated that the principal amount of Subsequent Receivables sold to the Trust will not be exactly equal to the original Pre-Funded Amount and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders and to the Certificateholders.]

    [If the amount of the Pre-Funding Account will exceed 25% of the aggregate proceeds from the offering, include the specific investments in which the Pre-Funding Account will be invested and specify that the actual investments of the Pre-Funding Account as of the end of the preceding month will be provided in the periodic reports on Form 8-K and Form 10-K to be filed by the Seller with respect to the Trust.]

Servicing Compensation and Payment of Expenses

    The Servicing Fee Rate will be 1.0% per annum of the Aggregate Principal Balance as of the opening of business on the first day of the related Collection Period. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus. The Servicer will also collect and retain any late fees, NSF Fees, liquidation fees and other administrative fees (the "Supplemental Servicing Fee") with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. As additional compensation, the Servicer may be entitled to receive for the related Collection Period some or all of the portion, if any, of the Payment Amount for such Collection Period remaining after payment of the Servicing Fee and interest and principal in respect of the Securities and any required deposit to the Reserve Account. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus and "--Distributions" herein.

Distributions

    Deposits to Collection Account. On or before each Payment Date, the Servicer will cause all collections and other amounts constituting the Payment Amount to be deposited into the Collection Account.

         "APR" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

         "Available Funds" means, with respect to any Determination Date, the sum of (i) the Collected Funds received by the Servicer during the related Collection Period, (ii) all Purchase Amounts deposited in the Collection Account since the preceding Determination Date and on or before the related Deposit Date, and (iii) all income received from investments of funds in the Collection Account during the related Collection Period.

         "Certificate Balance" equals, initially, $ and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

         ["Certificateholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Certificateholders' Monthly Interest Payment Amount for the preceding Payment Date and any outstanding

    Certificateholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding Payment Date to but excluding the current Payment Date.]

     "Certificateholders' Interest Payment Amount" means, for any Payment Date, the sum of the Certificateholders' Monthly Interest Payment Amount for such Payment Date and the Certificateholders' Interest Carryover Shortfall for such Payment Date.

         "Certificateholders' Monthly Interest Payment Amount" means, for any Payment Date, the amount of interest accrued on the Certificates at the Certificate Rate during the related Interest Period (calculated on the basis of a 360-day year and twelve 30-day months).

         "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

         "Certificateholders' Principal Payment Amount" means, for any Payment Date, the sum of the Certificateholders' Monthly Principal Payment Amount for such Payment Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Payment Date; provided that the Certificate holders' Principal Payment Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Payment Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any payments of principal due and remaining unpaid on each Receivable owned by Issuer as of ___________ or (b) the portion of the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Payment Date and allocable to principal) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Payment Amount to the Note Distribution Account. In addition, on any Payment Date on which, after giving effect to all distributions to Servicer, the Noteholders and the Certificateholders on such Payment Date, (i) the outstanding principal balance of the Notes is zero and
    (ii) the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance, Certificateholders' Principal Payment Amount shall include an amount equal to such Certificate Balance.

         "Certificateholder's Monthly Principal Payment Amount" means, for any Payment Date, the Certificateholders' Percentage of the Principal Distribution Amount or, for any Payment Date on or after the Payment Date on which the outstanding principal balance of the Class A-2 Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Payment Date to reduce the outstanding principal balance of the Class A-2 Notes to zero, which shall be deposited into the Note Distribution Account).

         "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Payment Date, the excess of the Certificateholders' Monthly Principal Payment Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Payment Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

         "Collected Funds" means, with respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Receivables received by the Servicer during the related Collection Period, including all Liquidation Proceeds collected during the related Collection Period (but excluding any Purchase Amounts) and all amounts paid by Dealers under Dealer Agreements or Dealer Assignments with respect to the Receivables during the related Collection Period.

         "Liquidated Receivable" means, with respect to any Collection Period, a Receivable as to which (i) the related Financed Vehicle has been repossessed and sold by the Servicer, or (ii) at least 10% of any scheduled payment has become 120 or more days delinquent, or (iii) the Servicer has determined in good faith that all amounts it expects to recover with respect thereto have been received.

         "Payment Amount" means, with respect to any Payment Date, the sum of (i) the Available Funds as of the related Determination Date, plus
    (ii) the Deficiency Claim Amount, if any, with respect to such Payment
    Date.

         "Principal Distribution Amount" without duplication, the sum of:
    (i) the principal portion of all Collected Funds for the related Determination Date (other than Collected Funds received with respect to Liquidated Receivables following the respective dates such Receivables became Liquidated Receivables), (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables) as determined on the respective dates such Receivables became Liquidated Receivables, and (iii) the principal portion of the Purchase Amount of all Receivables that became Purchased Receivables as of the related Accounting Date.

         "Purchase Amount" means for any Receivable, as of the close of business on the last day of a Collection Period, the amount of principal plus accrued interest calculated in accordance with the Servicer's customary practices, for such Receivable as of such day.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer or repurchased by the Seller pursuant to the Sale and Servicing Agreement.

    Deposits to the Distribution Accounts. On each Payment Date, Servicer shall instruct the Indenture Trustee or, in the event that the Collection Account is maintained with an institution other than Indenture Trustee, instruct and cause such institution (based on the information contained in the Servicer's Report delivered on the related Determination Date) to make, and Indenture Trustee or such other institution shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Payment Amount, in the following order of priority:

         (a) to the Servicer, from the Payment Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods;

         (b) to the Note Distribution Account, from the Payment Amount remaining after the application of clause (a), the Noteholders' Interest Payment Amount;

         (c) to the Note Distribution Account, from the Payment Amount remaining after the application of clause (a) and (b), the Noteholders' Principal Payment Amount;

         (d) to Owner Trustee for deposit in the Certificate Distribution Account, from the Payment Amount remaining after the application of clauses (a) through (c), the Certificateholders' Interest Payment Amount;

         (e) to Owner Trustee for deposit in the Certificate Distribution Account, from the Payment Amount remaining after the application of clauses (a) through (d), the Certificateholders' Principal Payment Amount;

         (f) to the Reserve Account until the amount on deposit in the Reserve Account equals the Reserve Account Required Amount; and

         (g)  to the Seller or the Servicer, any amounts remaining.

    On each Determination Date (other than the first Determination Date), the Servicer will provide the Owner Trustee and the Indenture Trustee with certain information with respect to the Collection Period related to the prior Payment Date, including the amount of aggregate collections on the Receivables, the aggregate amount of Receivables which were written off and the aggregate Purchase Amount of Receivables to be repurchased by the Seller or to be purchased by the Servicer.

    For purposes hereof, the following terms shall have the following meanings:

         "Noteholders' Distributable Amount" means, with respect to any Payment Date, the sum of the Noteholders' Principal Payment Amount and the Noteholders' Interest Payment Amount.

         "Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Noteholders' Monthly Interest Payment Amount for the preceding Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the respective Interest Rates borne by each class of Notes from such preceding Payment Date through the current Payment Date.

         "Noteholders' Interest Payment Amount" means, for any Payment Date, the sum of the Noteholders' Monthly Interest Payment Amount for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

         "Noteholders' Monthly Interest Payment Amount" means, for any Payment Date and for each class of Notes, the amount of interest accrued on such class at its respective Interest Rate during the related Interest Period (calculated on the basis of a 360-day year and twelve 30-day months).

         "Noteholders' Monthly Principal Payment Amount" means, for any Payment Date, the Noteholders' Percentage of the Principal Distribution Amount.

         "Noteholders' Percentage" means 100% until the point in time at which Class A-1 Notes and Class A-2 Notes have been paid in full and zero thereafter.

         "Noteholders' Principal Carryover Shortfall" means, as of the close of any Payment Date, the excess of the Noteholders' Monthly Principal Payment Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

         "Noteholders' Principal Payment Amount" means, for any Payment
    Date, the sum of the Noteholder's Monthly Principal Payment Amount for such Payment Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Payment Date; provided that the Noteholders' Principal Payment Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled
    Payment Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding amount of such class of Notes to zero.

    On each Payment Date, all amounts on deposit in the Note Distribution Account (other than investment earnings) will be generally paid in the following order of priority:

         (a) to the applicable Noteholders, accrued and unpaid interest on the outstanding principal balance of the applicable class of Notes at the applicable Interest Rate;

         (b) the Noteholders' Principal Payment Amount in the following order of priority:

                  (i) to the Holders of the Class A-1 Notes in reduction of principal until the principal balance of the Class A-1 Notes has been reduced to zero; and

                  (ii) to the Holders of the Class A-2 Notes in reduction of principal until the principal balance of the Class A-2 Notes has been reduced to zero.

    On each Payment Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the Certificateholders in the following priority:

         (a) first, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Interest Payment Amount; and

         (b) second, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Payment Amount.

Subordination of Certificateholders

    The rights of the Certificateholders to receive distributions with respect to the Receivables generally will be subordinated to the rights of the Noteholders in the event of defaults and delinquencies on the Receivables as provided in the Sale and Servicing Agreement. The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. If on any Payment Date the entire Noteholders' Interest Payment Amount for such Payment Date (after giving effect to any amounts withdrawn from the Reserve Account) is not deposited in the Note Distribution Account, the Certificateholders will not receive any distributions.

    The subordination of the Certificates and the Reserve Account are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders or Certificateholders could incur losses or a temporary shortfall in the amounts distributed to the Noteholders or the Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates.


                  CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

    Information regarding certain legal aspects of the Receivables is set forth under "Certain Legal Aspects of the Receivables" in the Prospectus.


                              LEGAL INVESTMENT

    [The Class A-1 Notes will be eligible for purchase by money market funds under paragraph (a) (10) of Rule 2a-7 under the Investment Company Act of 1940, as amended.]


                      FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. The following summary represents the opinion of Federal Tax Counsel subject to the qualifications set forth herein. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service ("IRS") or the courts. No ruling on any of the issues discussed below will be sought from the IRS. The following summary is intended as an explanatory discussion of the possible effects of certain federal income tax consequences to holders, but does not purport to furnish information in the level of detail or with the attention to a holder's specific tax circumstances that would be provided by a holder's own tax advisor. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. In addition, the discussion regarding the Notes is limited to the federal income tax consequences of the initial Noteholders and not a purchaser in the secondary market. Moreover, there are no cases or IRS rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

    The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive.

Scope of the Tax Opinions

    In the opinion of Federal Tax Counsel, the Trust will not be classified as a separate entity that is an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. Further, with respect to the Notes, Federal Tax Counsel is of the opinion that the Notes will be characterized as debt for federal income tax purposes.

    In addition, Federal Tax Counsel has prepared or reviewed the statements under the heading "Summary of Terms--Tax Status" as they relate to federal income tax matters and under the heading "Federal Income Tax Consequences" herein and in the Prospectus and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust as a partnership for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Notes and the Certificates.

Tax Classification of the Trust as a Partnership

    Federal Tax Counsel is of the opinion that the Trust (which the Trust Agreement specifies is intended to be treated as a partnership) will not be classified as a separate entity that is an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. A copy of such opinion of Federal Tax Counsel will be filed with the Commission as an exhibit to a Form 8-K prior to an issuance of Securities by the Trust. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on Federal Tax Counsel's conclusion that the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

    If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, reduced by its interest expense on the Notes provided the Notes are respected as debt for federal income tax purposes (see discussion in the following paragraph). Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust.

Tax Consequences to Holders of the Notes

    Treatment of the Notes as Indebtedness. The Seller will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal, state and local income and franchise tax purposes. In the opinion of Federal Tax Counsel, the Notes will be characterized as debt for federal income tax purposes. A copy of such opinion of Federal Tax Counsel will be filed with the Commission with a Form 8-K following the issuance of the Notes. The discussion below assumes this characterization of the Notes is correct.

    The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations.

    Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used by a corporate taxpayer only to offset capital gains, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

    Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on IRS Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal withholding tax at a rate of 30 percent, unless that rate is reduced or eliminated pursuant to an applicable tax treaty and the foreign person provides the trustee or other payor of the interest with a copy of IRS Form 1001, or if the interest is effectively connected with the conduct of a U.S. trade or business and the foreign person provides a copy of IRS Form 4224.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

    On October 6, 1997, final Treasury regulations (the "Withholding Tax Regulations") were issued that modify certain of the filing requirements with which foreign persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 generally will continue to be required to file that form. However, the requirement that foreign persons submit Form W-8 is extended to most foreign persons who wish to seek an exemption from withholding tax on the basis that income from the Certificates is effectively connected with the conduct of a U.S. trade or business (in lieu of Form 4224) and to foreign persons wishing to rely on a tax treaty to reduce the withholding tax rate (in lieu of Form 1001). The Withholding Tax Regulations generally are effective for payments of interest due after December 31, 1998, but Forms 4224 and 1001 filed prior to that date will continue to be effective until the earlier of December 31, 1999 or the current expiration date of those forms. Prospective investors are urged to consult their tax advisors with respect to the effect of the Withholding Tax Regulations.

    Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax exempt organization, qualified pension and profit sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. Noteholders should consult with their tax advisors as to their eligibility for exemption from backup withholding and the procedure for obtaining the exemption, and the potential impact of the Withholding Tax Regulations.

    Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Federal Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses. Furthermore, such a characterization could subject holders to state and local taxation in jurisdictions in which they are not currently subject to tax.

[Tax Consequences to Holders of the Certificates

    Treatment of the Trust as a Partnership. The Seller, the Servicer, the Trustee, and the Certificateholders, by their purchase of Certificates, will agree to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Seller, and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

    A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Seller or the Trust. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the intended consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

    The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Strip Certificates, and that a series of Securities includes a single class of Certificates.

    Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's accruals of guaranteed payments from the Trust and its allocated share of other income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, guaranteed payments on the Certificates, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

    The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). Under the Trust Agreement, interest payments on the Certificates at the Certificate Rate (including interest on amounts previously due on the Certificates but not yet distributed) will be treated as "guaranteed payments" under Section 707(c) of the Code. Guaranteed payments are payments to partners for the use of their capital and, in the present circumstances, are treated as deductible to the Trust and ordinary income to the Certificateholders. The Trust will have a calendar year tax year and will deduct the guaranteed payments under the accrual method of accounting. Certificateholders with a calendar year tax year are required to include the accruals of guaranteed payments in income in their taxable year that corresponds to the year in which the Trust deducts the payments, and Certificateholders with a different taxable year are required to include the payments in income in their taxable year that includes the December 31 of the Trust year in which the Trust deducts the payments. It is possible that guaranteed payments will not be treated as interest for all purposes of the Code.

    In addition, the Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each Collection Period equal to the sum of (i) any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price, (ii) prepayment premium, if any, payable to the Certificateholders for such month and (iii) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining items of taxable income, gain, loss and deduction of the Trust, if any, will be allocated to the Seller.

    Based on the economic arrangement of the parties, this approach for allocating Trust income arguably should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Certificate Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders would, in effect, be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

    All of the guaranteed payments and taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

    An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. It is not clear whether these rules would be applicable to a Certificateholder accruing guaranteed payments.

    The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

    Discount and Premium. It is believed that the Receivables were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

    If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

    Section 708 Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination occurs, under current Treasury regulations the Trust will be deemed to contribute all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and, immediately thereafter, the terminated partnership will be deemed to have distributed interests in the new partnership to the new and remaining partners in liquidation of the old partnership. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

    Disposition of Certificates. Subject to the discussion in the immediately following paragraph, generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

    Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

    If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

    Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual purchase.

    The use of such a monthly convention may not be permitted by existing Treasury regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Seller is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

    Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

    Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trust will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

    Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes
(i) the name, address and taxpayer identification number of the nominee and
(ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

    The Seller will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

    Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non- U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a Certificateholder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

    Each foreign Certificateholder might be required to file a U.S. individual or corporate income tax return and pay U.S. income tax on the amount computed therein (including, in the case of a corporation, the branch profits tax) on its share of accruals of guaranteed payments and the Trust's income. Each foreign Certificateholder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign Certificateholder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, the IRS may assert additional taxes are due, and no assurance can be given as to the appropriate amount of tax liability.

    The Withholding Tax Regulations modify certain of the filing requirements with which foreign persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 generally will continue to be required to file that form. However, the requirement that foreign persons submit Form W-8 is extended to most foreign persons who wish to seek an exemption from withholding tax on the basis that income from the Certificates is effectively connected with the conduct of a U.S. trade or business (in lieu of Form 4224) and to foreign persons wishing to rely on a tax treaty to reduce the withholding tax rate (in lieu of Form 1001). The Withholding Tax Regulations generally are effective for payments of interest due after December 31, 1998, but Forms 4224 and 1001 filed prior to that date will continue to be effective until the earlier of December 31, 1999 or the current expiration date of those forms. Prospective investors are urged to consult their tax advisors with respect to the effect of the Withholding Tax Regulations.

    Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. Certificateholders should consult with their tax advisors as to their eligibility for exemption to backup withholding, the procedure for obtaining the exemption, and the potential impact of the Withholding Tax Regulations.]


                           STATE TAX CONSEQUENCES

    In addition to the federal income tax consequences described in "Federal Income Tax Consequences" above, potential purchasers should consider the state income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may vary substantially from state to state, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential purchasers should consult their own tax advisors with respect to the various tax consequences of an investment in the Notes.

                            ERISA CONSIDERATIONS

The Notes

    The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in the assets of the Trust being deemed to constitute plan assets or in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code. For additional information regarding the partial prohibited transactions and exemptions that may be available and the ERISA principles regarding debt, see "ERISA Considerations" in the Prospectus.

    Although there is little guidance on the subject, the Seller believes that, at the time of their issuance, the Notes should be treated as an instrument without substantial equity features for purposes of the Plan Asset Regulation. The debt status of the Notes could be affected, after their initial issuance, by certain changes in the financial condition of the trust.

    By its acceptance of a Note, each Noteholder shall be deemed to have represented and warranted that its purchase and holding of the Note will not result in a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

[The Certificates

    The Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e)
(1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Certificates. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Certificates. For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the Prospectus.]


                                UNDERWRITING

    Subject to the terms and conditions set forth in an underwriting agreement, the Seller has agreed to cause the Trust to sell to each of the underwriters listed below (each, an "Underwriter"), and each of the Underwriters has agreed to purchase, the principal amount of the Securities set forth opposite its name below. Under the terms and conditions of the Underwriting Agreement, each of the Underwriters is obligated to take and pay for all of the Securities if any are taken.


                            Principal Amount of           Principal Amount              [Principal Amount
                                 Class A-1                   of Class A-2                 of Asset-Backed
                            Asset-Backed Notes            Asset-Backed Notes               Certificates]
                            --------------------          -------------------           -----------------





---------------------       $--------------------         $--------------------         $--------------------
---------------------       ---------------------         ---------------------         ---------------------
---------------------       ---------------------         ---------------------         ---------------------
Total:                      $====================         =====================         $====================



    The Seller has been advised by the Underwriters that they propose initially to offer the Securities to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of ____% per Class A-1 Note; _____% per Class A-2 Note; and _____% per Certificate. The Underwriters may allow, and such dealers may reallow, a concession not in excess of __% of the principal amount of the Securities to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

    The Seller does not intend to apply for listing of the Notes [or the Certificates] on a national securities exchange, but has been advised by the Underwriters that they intend to make a market in the Notes [and Certificates]. The Underwriters are not obligated, however, to make a market in the Notes [and the Certificates] and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes [or the Certificates].

    In connection with this offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market prices of the Notes [and the Certificates] at levels above those which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

    The Seller and Paragon have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    In the ordinary course of their respective businesses, each Underwriter and its affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Seller.


                               LEGAL OPINIONS

    In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and other matters will be passed upon for the Trust by Mayer, Brown & Platt. Certain legal matters will be passed upon for the Underwriters by __________________, _______________, _______________.
Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates.

                           INDEX OF DEFINED TERMS

                                                                           Page

Aggregate Principal Balance.................................................S-5
Amount Financed.............................................................S-5
Available Funds............................................................S-29
Business Day................................................................S-6
Certificate Balance........................................................S-29
Certificate Final Scheduled Distribution Date...............................S-8
Certificate Rate............................................................S-7
Certificateholder's Monthly Principal Payment Amount.......................S-30
Certificateholders..........................................................S-7
Certificateholders' Interest Carryover Shortfall...........................S-29
Certificateholders' Interest Payment Amount................................S-29
Certificateholders' Principal Carryover Shortfall..........................S-30
Certificateholders' Principal Payment Amount...............................S-29
Certificates................................................................S-1
Class A-1 Final Scheduled Distribution Date.................................S-7
Class A-1 Interest Rate.....................................................S-6
Class A-1 Notes.............................................................S-1
Class A-2 Final Scheduled Distribution Date.................................S-7
Class A-2 Interest Rate.....................................................S-6
Class A-2 Notes.............................................................S-1
Closing Date................................................................S-4
Code     ..................................................................S-10
Collected Funds............................................................S-30
Collection Period...........................................................S-6
Commission..................................................................S-3
Contract Rate..............................................................S-29
CTS      ..................................................................S-21
Cutoff Date.................................................................S-5
Cutoff Date Principal Balance...............................................S-7
Defaulted Receivable.......................................................S-30
Deficiency Claim Amount....................................................S-28
Determination Date.........................................................S-25
Distribution Date...........................................................S-6
ERISA    ..................................................................S-10
Final Scheduled Maturity Date...............................................S-5
Financed Vehicles...........................................................S-5
Floor Amount...............................................................S-28
Foreign person.............................................................S-35
Indenture...................................................................S-4
Indenture Trustee...........................................................S-4
Interest Accrual Period.....................................................S-6
Interest Period.............................................................S-6
Interest Rates..............................................................S-6
IRS      ..................................................................S-33
Issuer   ...................................................................S-4
Liquidated Receivable......................................................S-30
Liquidation Proceeds.......................................................S-27
Noteholders.................................................................S-6
Noteholders' Distributable Amount..........................................S-31
Noteholders' Interest Carryover Shortfall..................................S-31
Noteholders' Interest Payment Amount.......................................S-32
Noteholders' Monthly Principal Payment Amount..............................S-32

Noteholders' Principal Carryover Shortfall.................................S-32
Noteholders' Principal Payment Amount......................................S-32
Notes    ...................................................................S-4
OID      ..................................................................S-34
OID regulations............................................................S-34
Owner Trustee...............................................................S-4
Paragon  ...................................................................S-4
Payment Amount.............................................................S-30
Payment Date................................................................S-2
Plan     ..................................................................S-41
Portfolio interest.........................................................S-35
Principal Balance...........................................................S-5
Principal Distribution Amount..............................................S-30
Prospectus..................................................................S-1
Purchase Amount............................................................S-30
Purchased Receivable.......................................................S-31
Qualified stated interest..................................................S-34
Rating Agency..............................................................S-10
Receivables Pool...........................................................S-14
Record Date.................................................................S-6
Related Documents..........................................................S-11
Reserve Account............................................................ S-9
Reserve Account Deposit.....................................................S-9
Reserve Account Required Amount............................................S-27
Sale and Servicing Agreement................................................S-5
Securities..................................................................S-4
Securityholders.............................................................S-7
Seller   ...................................................................S-4
Servicer ...................................................................S-2
Supplemental Servicing Fee.................................................S-29
Triumph  ..................................................................S-21
Trust    ...................................................................S-4
Trust Agreement.............................................................S-4
Underwriter................................................................S-41

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Seller or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

                        ---------------------------

$___________________________

                             TABLE OF CONTENTS

                           Prospectus Supplement
                                                Page
                                                ----

Reports to Securityholders....................   S-3
Summary of Terms..............................   S-4
Risk Factors..................................   S-11
The Trust.....................................   S-13
The Receivables Pool..........................   S-13
The Seller, the Servicer and Paragon..........   S-15
Weighted Average Life of the Securities.......   S-22
Description of the Notes......................   S-23
Description of the Certificates...............   S-27
Description of the Transfer and Servicing
  Agreements..................................   S-34
Certain Legal Aspects of the Receivables......   S-34
Legal Investment..............................   S-34
ERISA Considerations..........................   S-42
Underwriting..................................   S-42
Legal Opinions................................   S-43
Index of Defined Terms........................   S-44

                      Prospectus
                                                 Page
                                                 ----
Available Information.........................
Incorporation of Certain Documents
  by Reference................................
Summary of Terms..............................
Risk Factors..................................
The Trusts....................................
The Receivables Pools.........................
Weighted Average Life of the Securities.......
Pool Factors and Trading Information..........
Use of Proceeds...............................
The Seller....................................
Paragon.......................................
Description of the Notes......................
Description of the Certificates...............
Certain Information Regarding the
  Securities..................................
Description of the Transfer and Servicing
  Agreements
Certain Legal Aspects of the Receivables......
Federal Income Tax Consequences...............
Certain State Tax Consequences................
ERISA Considerations..........................
Plan of Distribution..........................
Legal Opinions................................
Index of Defined Terms........................
Global Clearance, Settlement and
  Documentation Procedures....................

           PARAGON AUTO RECEIVABLES
                  CORPORATION

                   (Seller)






               $________________
                Class A-1 _____%
               Asset Backed Notes




                $________________
                 Class A-2 _____%
                Asset Backed Notes





                [$_______________
                      _____%
           Asset Backed Certificates]






              =======================
               PROSPECTUS SUPPLEMENT

              ________________, 199__

              ========================

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


               SUBJECT TO COMPLETION, DATED __________, 199_
[PRELIMINARY GRANTOR TRUST PROSPECTUS SUPPLEMENT FORM]
(To Prospectus dated __________, 199_)
[$______________]

                      PARAGON AUTO RECEIVABLES GRANTOR
                 TRUST 199_ - _ $_____________ ____% Asset
                        Backed Certificates, Class A
          $______________ ____% Asset Backed Certificates, Class B

                    PARAGON AUTO RECEIVABLES CORPORATION
                                   Seller

                       PARAGON ACCEPTANCE CORPORATION
                                  Servicer

         The Paragon Auto Receivables Grantor Trust 199__-__ (the "Trust") will be formed pursuant to a Pooling and Servicing Agreement, to be dated as of _________, 199__, among Paragon Auto Receivables Corporation, as seller (the "Seller"), Paragon Acceptance Corporation in its capacity as servicer (in such capacity, the "Servicer"), and ___________, as Trustee. The Trust will issue $_________ aggregate principal amount of ____% Asset Backed Certificates, Class A (the "Class A Certificates"), and $________ aggregate principal amount of ____% Asset Backed Certificates, Class B (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Class A Certificates will evidence in the aggregate an approximate ___% undivided ownership in the Trust and the Class B Certificates will evidence in the aggregate an approximate ___% undivided ownership interest in the Trust. The rights of the Class B Certificateholders to receive distributions with respect to the Receivables are subordinated to the rights of the Class A Certificateholders to the extent described herein. See "Description of the Certificates--Distributions." The assets of the Trust will include a pool of motor vehicle retail installment contracts (the "Receivables") secured by new or used automobiles, light duty trucks and sports utility vehicles, all monies due or received thereunder or with respect thereto after _________, 199__, security interests in the vehicles financed thereby, any proceeds from claims on insurance policies with respect to the financed vehicles, certain rights under dealer agreements and certain other agreements, rights with respect to deposit accounts in which collections are held,[monies on deposit in a trust account (the "Pre-Funding Account") to be established with the Trustee] and the proceeds of the foregoing. [Distributions on Class B Certificates will be subordinated to distributions on Class A Certificates to the extent described herein.] [Additional Receivables (the "Subsequent Receivables") will be purchased by the Trust from the Seller from time to time on or before __________, 199__ from funds on deposit in the Pre-Funding Account.]

                                      (cover continued on following next page)

                          ------------------

Prospective investors should consider the material risks involved with an investment in the securities discussed in the"Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying Prospectus (the "Prospectus"). [Material risks associated with the Subsequent Receivables are described at page __ of the accompanying Prospectus.]

THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED BY PARAGON AUTO RECEIVABLES CORPORATION, PARAGON ACCEPTANCE CORPORATION OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                    Underwriting
                                Price to            Discounts and          Proceeds to
                                Public(1)            Commissions        the Seller(1)(2)
Per Class A Certificate                     %                   %                   %
Per Class B Certificate                     %                   %                   %
Total                           $____________       $____________       $____________

--------------------------
(1) Plus accrued interest, if any, from _______, 199__.
(2) Before deducting expenses, estimated to be  $_________.


                                 ------------------

The Certificates are offered by the Underwriters when, as and if issued and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Certificates will be made in book-entry form through the Same Day Funds Settlement System of The Depository Trust Company, or through Cedel Bank, societe anonyme or the Euroclear System, on or about _______, 199__.

         Certain capitalized terms used in this Prospectus Supplement are defined in this Prospectus Supplement on the pages indicated in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus. Principal and interest to the extent of the Class A Certificate Rate or Class B Certificate Rate, as appropriate, generally will be distributed on the [15th] day of each month (the "Payment Date") commencing ____________, 199__. The Final Scheduled Payment Date on the Certificates will be in _____________, 199__ (the "Final Scheduled Payment Date").

         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT
OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE
OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

         There is currently no secondary market for the Certificates offered hereby and there is no assurance that one will develop. Each Underwriter expects, but it is not obligated, to make a market in the Certificates. There can be no assurance that a secondary market will develop, or that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates offered hereby.


                          REPORTS TO CERTIFICATEHOLDERS

         Unless and until Definitive Certificates are issued, monthly unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of the Depository Trust Company and registered holder of the Certificates. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.

                              SUMMARY OF TERMS


The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" beginning at page S-__ or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer.................  Paragon Auto Receivables Grantor Trust 199_-_
                             (the "Trust" or the "Issuer"), a trust
                             established pursuant to a Pooling and
                             Servicing Agreement, to be dated as of ______, 199__ (as amended and supplemented from time to time, the "Agreement"), among the Seller, the Servicer and the Trustee.

Seller.................  Paragon Auto Receivables Corporation, a Delaware
                            corporation (the "Seller").  See "The Seller."

Servicer...............  Paragon Acceptance Corporation, a Delaware
                            corporation (the "Paragon" or in its capacity as servicer, the "Servicer").

Trustee................  _________________________, a ____________ banking corporation, as trustee under the Agreement
                             (the "Trustee"). The principal offices of the Trustee from which information regarding the Trust and the Certificates are located at
                             ---------------.

The Certificates.......  The Trust will issue Asset Backed Certificates pursuant to the Agreement in an aggregate initial principal amount of $_______. The Certificates represent fractional undivided interests in the Trust.

                          The Certificates will consist of $_____ aggregate
                             principal amount of ____% Asset Backed
                             Certificates, Class A (the "Class A
                             Certificates"), and $_____ aggregate principal amount of ____% Asset Backed Certificates, Class B (the "Class B Certificates"). The Trust assets will include a pool of motor vehicle retail installment sale contracts secured by new or used automobiles, light duty trucks or sports utility vehicles (collectively, the "Receivables"), all monies received thereunder on and after __________, 199__ (the "Cutoff Date"), security interests in the vehicles financed thereby (the "Financed Vehicles"), certain rights under Dealer Agreements, certain Eligible Accounts in which collections are held, any proceeds from claims on certain insurance policies and the proceeds of the foregoing. The Certificates will be issued in fully registered form in denominations of $1,000 and integral multiples thereof.

                          The Class A Certificates will evidence in the
                             aggregate an approximate ___% undivided
                             ownership interest (the "Class A Percentage") in the Trust, and the Class B Certificates will evidence in the aggregate an approximate _____% undivided ownership interest (the "Class B Percentage") in the Trust. The Class B Certificates are subordinated to the Class A Certificates to the extent described herein. See "Description of the
                             Certificates--Distributions."

The Receivables........  On __________, 199__ (the "Closing Date"),
                             pursuant to the Agreement, the Trust will purchase from the Seller Receivables having an aggregate principal balance of approximately $______________ as of the Cutoff Date.

                          The Receivables consist of motor vehicle retail
                             installment contracts between an Obligor and a Dealer. See "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus.

                          The Receivables have been selected from the motor
                             vehicle receivables owned by Paragon based on the criteria specified in the Agreement and described herein and in the Prospectus. See "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus. No Receivable has or will have a scheduled maturity that, after giving prospective effect to any permitted extensions or deferrals, would be later than _________, 199__ (the "Final Scheduled Maturity Date"). As of the Cutoff Date, the weighted average annual percentage rate of the Receivables was approximately ______% per annum, the weighted average remaining term to maturity of the Receivables was approximately _____ months and the weighted average original term to maturity of the Receivables was approximately _____ months. As of the Cutoff Date, approximately _____% of the aggregate principal balance of the Receivables represented financing of new vehicles and the remainder represented financing of used vehicles.

                          The "Aggregate Principal Balance" means, at any
                             time, the sum of the outstanding Principal
                             Balances of the Receivables. "Principal
                             Balance" means, with respect to any
                             Receivable, as of any date, the Amount
                             Financed minus that portion of all payments
                             (including all scheduled payments and any prepayments in full or partial prepayment) received on or prior to such date and allocable to principal in accordance with the simple interest method. "Amount Financed" means, with respect to a Receivable, the "amount financed" within the meaning of the Federal Truth-in-Lending Act, which is the aggregate amount of credit initially extended under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts of credit extended in respect of accessories, insurance premiums, service and warranty policies or contracts and other items customarily financed as part of motor vehicle retail installment contracts.


Terms of the Certificates

  A. Payment Dates....... Distributions with respect to the Certificates will be made on the 15th day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Payment Date"), commencing __________, 199__.
                             Distributions will be made to
                             Certificateholders of record as of the
                             Business Day preceding the applicable Payment Date (each, a "Record

                             Date"). "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banking institutions or trust companies in St. Louis, Missouri, Los Angeles, California, New York, New York or _____________, _____________ are authorized or required to be closed. "Collection Period" means (a) the period from (but not including) the Cutoff Date to and including __________, 199__ and (b) thereafter, each calendar month during the term of the Agreement.

  B. Class A
       Certificate Rate... ____% per annum (the "Class A Certificate Rate").

  C. Class B
       Certificate Rate... ____% per annum (the "Class B Certificate Rate").

  D. Interest...........  On each Payment Date, interest at the Class A
                             Certificate Rate on the Class A Certificate
                             Balance and interest at the Class B
                             Certificate Rate on the Class B Certificate
                             Balance, in each case as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) will be paid to the holders of record of the Class A Certificates ("Class A Certificateholders") and the holders of record of the Class B Certificates ("Class B Certificateholders"; the Class A Certificateholders and the Class B Certificateholders are collectively referred to herein as the "Certificateholders") as of the Record Date to the extent that sufficient funds are on deposit for such Payment Date in the Collection Account or available in the Reserve Account to make such distribution. See "Description of the
                             Certificates--Distributions" and "--Accounts" herein. The rights of Class B
                             Certificateholders to receive payments of interest will be subordinated to the rights of the Class A Certificateholders to receive payments of interest to the extent described herein. See "Description of the Certificates--Distributions." Interest in respect of a Payment Date will accrue from the preceding Payment Date (or, for the first Payment Date, from ______, 199__) to and including such Payment Date.

  E. Principal.........   On each Payment Date, all payments of principal
                             on the Receivables received by the Servicer during the preceding Collection Period, as described more fully herein, plus an amount equal to the aggregate principal balance of any Receivables which became Defaulted Receivables during the preceding Collection Period, will be distributed by the Trustee pro rata to the Class A Certificateholders and to the Class B Certificateholders of record on the preceding Record Date, to the extent that sufficient funds are on deposit in the Collection Account or available in the Reserve Account to make such distribution. See "Description of the
                             Certificates--Distributions" and "--Accounts."
                             The rights of the Class B Certificateholders to receive payments of principal will be subordinated to the rights of the Class A Certificateholders to receive payments of interest and principal to the extent described herein. See "Description of the Certificates--Distributions." The "Class A Certificate Balance" and "Class B Certificate Balance" will initially equal

                             $________ and $_________, respectively, and,
                             in each case, will thereafter equal the initial Class A Certificate Balance or the initial Class B Certificate Balance, as the case may be, reduced by all principal distributions on the Class A Certificates and the Class B Certificates, respectively.

  F. Optional
       Prepayment.......  If the Aggregate Principal Balance as of the last day of a Collection Period has declined to 10% or less of the Cutoff Date Principal Balance, the Seller or Servicer may purchase all remaining Trust Property on any Payment Date occurring in a subsequent Collection Period and cause the prepayment of the Certificates in an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the Certificate Rate. The "Cutoff Date Principal Balance" will equal the Aggregate Principal Balance as of the Cutoff Date. See "Description of the Certificates--Optional Prepayment."

Subordination of Class
  B Certificates.......   Distributions of interest and principal on the
                             Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates to the extent described herein. See "Description of the Certificates--Distributions." The Class B Certificateholders will not receive any distributions of interest with respect to a Collection Period until the full amount of interest on the Class A Certificates relating to such Collection Period has been deposited in the Class A Distribution Account. The Class B Certificateholders will not receive any distributions of principal with respect to such Collection Period until the full amount of interest on and principal of the Class A Certificates relating to such Collection Period has been deposited in the Class A Distribution Account. See "Risk Factors--Risks related to Subordination" and "--Risks related to Limited Assets of Trust" in the Prospectus.

[Pre-Funding Account].... [During the period (the "Funding Period") from and including the Closing Date until the earliest of (i) the Determination Date on which (a) the Pre-Funded Amount is less than $________, (b) an Event of Default has occurred under the Indenture or a Servicer Termination Event has occurred under the Pooling and Servicing Agreement, (c) certain events of insolvency have occurred with respect to the Seller or the Servicer or (ii) the close of business on the ________ Payment Date, the Pre-Funded Amount will be maintained in an account in the name of the Indenture Trustee (the "Pre- Funding Account"). The Pre-Funded Amount is expected to initially equal approximately $_____________ and, during the Funding Period, will be reduced by the principal balance of Subsequent Receivables purchased by the Trust from time to time in accordance with the Pooling and Servicing Agreement. The Seller expects that the Pre-Funded Amount will be reduced to less than $_________ by the ________ Payment Date. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders and Certificateholders pro rata in proportion to the respective principal balances of each class of Certificates. See

                             "Description of the Transfer and Servicing
                             Agreements -- Pre-Funding Account;
                             Subsequent Receivables."]

Reserve Account.........  A  reserve account (the "Reserve Account") will be created with an initial deposit by the Seller of cash or certain investments having a value of at least $________ (the "Reserve Account Initial Deposit"). In addition, on each Payment Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Certificateholders, the Servicer and the Trustee have been made will be deposited into the Reserve Account until the amount on deposit in the Reserve Account is equal to the Reserve Account Required Amount.

                          On or prior to the Business Day preceding each
                             Payment Date (the "Deposit Date"), the Trustee will withdraw funds from the Reserve Account, to the extent of the funds therein, to the extent (a) the sum of the amounts required to be distributed to Certificateholders and the Servicer on the related Payment Date exceeds
                             (b) the amount on deposit in the Collection
                             Account with respect to the preceding
                             Collection Period. If the amount on deposit in the Reserve Account is reduced to zero, Certificateholders will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles. See "Risk Factors" herein and in the Prospectus, "Description of the Certificates--Accounts" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

Tax Status.............. In the opinion of Mayer, Brown & Platt, the Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. Accordingly, the Certificateholders will be treated as owners of the Receivables for federal income tax purposes. Certificateholders will report their pro rata share of all income earned on the Receivables (other than amounts, if any, treated as "stripped coupons") and, subject to certain limitations in the case of Certificateholders who are individuals, trusts, or estates, may deduct their pro rata share of reasonable servicing and other fees. See "Federal Income Tax Consequences" and "Certain State Tax Consequences" herein and in the Prospectus for additional information concerning the application of federal and state tax laws to the Trust and the Securities.

ERISA Considerations....  Subject to the considerations discussed under "ERISA
                             Considerations" herein and in the Prospectus, the Class A Certificates are eligible for purchase by employee benefit plans.

                          The Class B Certificates and any beneficial
                             interest in such Class B Certificates may not be acquired with the assets of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or with the assets of an individual retirement account. See "ERISA Considerations" herein and in the Prospectus.

Ratings of the
  Certificates..........  It is a condition to the issuance of the Class A
                             Certificates that they be rated in the highest investment rating category by at least one nationally recognized rating agency (the "Rating Agency"), and it is a condition to the issuance of the Class B Certificates that they be rated by at least one nationally recognized rating agency in the "A" category. There can be no assurance that a rating will not be lowered or withdrawn by a rating agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" in the Prospectus and "Risk Factors--Ratings of the Certificates" herein.

                                RISK FACTORS


         In addition to the other information contained herein and in the Prospectus, prospective investors should consider carefully the following risk factors and the information contained in "Risk Factors" in the Prospectus.

Risks Related to Subordination

         Distributions of interest and principal on the Class B Certificates will be subordinated in priority of payment to interest on the Class A Certificates. No distributions with respect to a Collection Period will be made on the Class B Certificates until the full amount of interest on and principal of the Class A Certificates on the related Payment Date has been distributed to the Class A Certificateholders.

Risks Related to Limited Assets of Trust

         The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Similarly, although funds in the Reserve Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Certificates.

         Amounts on deposit in the Reserve Account will be available on any Payment Date first to cover payment of Servicing Fees to the Servicer, then shortfalls in distributions of interest on the Class A Certificates and then shortfalls in distributions of interest on the Class B Certificates. After distributions of interest on the Certificates have been made, the remaining amounts on deposit in the Reserve Account will be available first to cover shortfalls in distributions of principal on the Class A Certificates and then shortfalls in distributions of principal on the Class B Certificates. If the Reserve Account is exhausted, the Trust will depend solely on payments on the Receivables to make distributions on the Certificates, and Certificateholders will bear the risk of delinquency, losses and repossessions with respect to the Receivables. There can be no assurance that the future delinquency, loss and repossession experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to the Receivables serviced by the Servicer. Any amounts released from the Reserve Account to the Seller will not be available to the Certificateholders. See "The Receivables Pool--Pool Composition" and "Delinquency and Net Losses" and "The Receivables Pools" in the Prospectus and "Description of the Certificates--Reserve Account" and "Distributions."

Maturity and Prepayment Risks

         As the rate of payment of principal of each class of the Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, the final distribution in respect of each class of the Certificates could occur significantly earlier than the Final Scheduled Payment Date. It is expected that the final distribution in respect of the Certificates will occur on or prior to the Final Scheduled Payment Date. However, if sufficient funds are not available to reduce the aggregate Certificate Balance of either class of Certificates to zero on or prior to the Final Scheduled Payment Date, the final distribution in respect of such class of Certificates could occur later than such date. See "Weighted Average Life of the Certificates" herein and "Weighted Average Life of the Securities" in the Prospectus.

Regional Economic Conditions

         SIGNIFICANT GEOGRAPHIC CONCENTRATION MAY INCREASE THE EXPOSURE OF THE TRUST TO THE ECONOMIC CONDITIONS IN CERTAIN STATES. Economic conditions in states where Obligors reside may affect the delinquency, loss and repossession experience of the Trust with respect to the Receivables. Obligors on Receivables representing approximately ___%, ___%, ___% and ___% by principal balance of the Receivables were located in ________,
________, ________ and ________ at the Cutoff Date. As a result, economic conditions in such states may have a disproportionate effect on prepayments and/or defaults in respect of the Receivables and thus on amounts available for distribution to Certificateholders. In particular, an economic downturn in one or more of such states could adversely affect the performance of the Trust as a whole (even if national economic conditions remain unchanged or improve) as obligors in such state or states experience the effects of such a downturn and face greater difficulty in making payments on their Financed Vehicles. See "The Receivables Pool" herein.

Ratings of the Certificates

         It is a condition to the issuance of the Class A Certificates that they be rated in the highest investment rating category by at least one Rating Agency, and it is a condition to the issuance of the Class B Certificates that they be rated by at least one Rating Agency in the "A" category. A rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Certificates address the likelihood of the payment of principal and interest on the Certificates pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.


                                THE TRUST

         The Seller will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Certificates. The Servicer will service the Receivables pursuant to the Agreement and will be compensated for acting as the Servicer. See "Description of the Certificates--Servicing Compensation and Payment of Expenses." To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed to act as custodian for the Receivables originated by it or purchased by it from a Dealer, but the Trustee will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or amend the certificates of title to the Financed Vehicles. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables originated in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

         If the protection provided to the investment of the Certificateholders by the Reserve Account and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates, is insufficient, the Trust will look only to the Obligors on the Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any Dealer Recourse. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Certificateholders with respect to the Certificates. See "Description of the Certificates--Distributions" and "--Accounts" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

         Each Certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes retail installment sale contracts secured by new or used automobiles, light duty trucks or sports utility vehicles, and all payments received thereunder after the Cutoff Date. The Trust property also includes (a) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Servicer pursuant to the Agreement, as described below; (b) security interests in the Financed Vehicles and any accessions thereto; (c) the rights to proceeds with respect to the Receivables from claims on insurance policies covering the Financed Vehicles; (d) any property that shall have secured a Receivable and that shall have been acquired by the Trustee; (e) any Dealer Recourse and any other rights of Paragon under Dealer Agreements; (f) rights under the Purchase Agreement; (g) the Seller's rights to certain documents and instruments relating to the Receivables;
(h) certain rebates of premiums and other amounts relating to certain insurance policies and other items financed under the Receivables; and (i) any and all proceeds of the foregoing. The Reserve Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.

                             THE RECEIVABLES POOL

         The Receivables were purchased or originated by Paragon in the ordinary course of its business. The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased by the Trust as of the Cutoff Date. The Receivables have been selected from the Receivables portfolio of Paragon for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pool," as well as the requirement that each Receivable (a) was not more than 29 days past due as of the Cutoff Date; (b) has an APR of not less than _____% and not more than _____%; [(c) provides for level monthly payments that fully amortize the amount financed over an original term of at least _____ months and not more than ____ months (provided payments are made on the applicable due dates);] (d) had an outstanding Principal Balance as of the Cutoff Date of not less than $_______ and not more than $_______; and (e) had a remaining term as of the Cutoff Date of at least ___ months and not more than ___ months. The Receivables were originated on or before ________, 199_. No selection procedures believed by the Seller to be adverse to the Certificateholders were used in selecting the Receivables.

         The tables below set forth information regarding the composition and characteristics of the Receivables Pool as of the Cutoff Date.

                       Composition of the Receivables
                           as of the Cutoff Date



Aggregate Principal Balance.................................$___________
Number of Receivables.............................................._____
Average Amount Financed.....................................$___________
Range of Amounts Financed...................$___________ to $___________
Average Remaining Principal Balance.........................$___________
Range of Remaining Principal Balances.......$___________ to $___________
Weighted Average APR.............................................._____%
Range of APRs..........................................._____% to _____%
Weighted Average Original Term to Maturity (1)...............____ months
Range of Original Terms to Maturity..................____ to ____ months
Weighted Average Remaining Term to Maturity (1)..............____ months
Range of Remaining Terms to Maturity.................____ to ____ months
New Vehicles (Percentage of
   Aggregate Principal Balance)....................................____%
Used Vehicles (Percentage of Aggregate
   Principal Balance)..............................................____%

    (1)  Rounded to the nearest month.

                   Distribution of the Receivables by APR
                           as of the Cutoff Date


                               Percentage
                Aggregate     by Aggregate                    Percentage
                Principal       Principal      Number of     by Number of
  APR Range      Balance        Balance (1)   Receivables   Receivables (1)
 -----------  -------------  --------------  -------------  ---------------
           %    $                        %









                ___________      _________     __________     __________
TOTAL           $                  100.00%                      100.00%

 (1)  Percentages may not add up to 100.00% because of rounding.


    Distribution of Receivables by Principal Place of Business of Dealer
                           as of the Cutoff Date

                         Percentage
           Aggregate     by Aggregate                      Percentage
           Principal     Principal        Number of       by Number of
State       Balance      Balance (1)     Receivables     Receivables (1)
-----      ----------    ------------    ------------    ---------------
           $                      %                                   %










           __________    ____________     ___________      ____________
TOTAL       $              100.00%                             100.00%

 (1)  Percentages may not add up to 100.00% because of rounding.

                      Distribution by Original Term to Scheduled Maturity of the Receivables
                                               as of the Cutoff Date

                                          Percentage
                          Aggregate      by Aggregate                     Percentage
                          Principal        Principal       Number of      by Number of
Range of Original Terms    Balance        Balance (1)     Receivables    Receivables(1)
-----------------------    -------       --------------   -----------    --------------
 to  months              $                        %                                %
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 months
                         _______________    _________       _______         _________
TOTAL                    $                   100.00%                         100.00%

   (1)   Percentages may not add up to 100.00% because of rounding.


                      Distribution by Remaining Term to Scheduled Maturity of the Receivables
                                               as of the Cutoff Date

                                          Percentage
                          Aggregate      by Aggregate                     Percentage
Range of                  Principal        Principal       Number of      by Number of
Original Terms             Balance        Balance (1)     Receivables    Receivables(1)
----------------           -------       --------------   -----------    --------------
 to  months              $                        %                                %
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 to  months
 months
                         __________        _________       _______         _________
TOTAL                    $                   100.00%                         100.00%


   (1)   Percentages may not add up to 100.00% because of rounding.



                                  Distribution of Receivables by Amount Financed
                                               as of the Cutoff Date


                                          Percentage
                          Aggregate      by Aggregate                     Percentage
                          Principal        Principal       Number of      by Number of
Amount Financed            Balance        Balance (1)     Receivables    Receivables(1)
----------------           -------       --------------   -----------    --------------
$5,000.00 to $9,999.99     $                       %                                %
$10,000.00 to $14,999.99
$15,000.00 to $19,999.99
$20,000.00 to $24,999.99
$25,000.00 to $29,999.99
$30,000.00 to $34,999.99
$35,000.00 to $39,999.99
$40,000.00 to $44,999.99
$45,000.00 to $49,999.99
$50,000.00 to $54,999.99
$55,000.00 to $59,999.99
$60,000.00 to $64,999.99
$65,000.00 to $69,999.99
$100,000.00 and above
                          __________      ____________     ___________     __________
TOTAL                      $                 100.00%                         100.00%

(1)  Percentages may not add up to 100.00% because of rounding.


                             Distribution of Receivables by Current Principal Balance
                                               as of the Cutoff Date
                                                          Percentage
                                      Aggregate          by Aggregate                               Percentage
Current                               Principal            Principal            Number of          by Number of
Principal Balance                      Balance            Balance (1)          Receivables        Receivables(1)
-----------------                     ---------           -----------          -----------        --------------
$5,000.00 to $9,999.99               $                             %                                         %
$10,000.00 to $14,999.99
$15,000.00 to $19,999.99
$20,000.00 to $24,999.99
$25,000.00 to $29,999.99
$30,000.00 to $34,999.99
$35,000.00 to $39,999.99
$40,000.00 to $44,999.99
$45,000.00 to $49,999.99
$50,000.00 to $54,999.99
$55,000.00 to $59,999.99
$60,000.00 to $64,999.99
$95,000.00 to $99,999.99
                                      __________         ____________          ___________         __________
TOTAL                                 $                      100.00%                                  100.00%

(1)      Percentages may not add up to 100.00% because of rounding.


Delinquencies and Loss Experience

         The following tables set forth information relating to the delinquency and loss experience of Paragon for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Paragon's automobile, light duty truck and sports utility vehicle installment contracts in the future, or that the experience of the Receivables owned by the Trust and pledged to the Indenture Trustee for the benefit of the Certificateholders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles, light duty trucks and sports utility vehicles.



                                                        Historical Delinquency Experience

                                                                                      As of
                                                  ------------------------------------------------------------------------------
                                                                June 30,                                December 31,
                                                       -------------------------              -----------------------------
Aggregate Principal         No. of contracts
Balance at Period End(1)       Amount ($)                 1998              1997                 1997                   1996
                               ----------                ------            ------               ------                 ------

Delinquencies
 30 - 59 days                No. of contracts
                            Pay Off Balance ($)
                              % of Principal
 60 - 89 days               No. of contracts
                            Pay Off Balance ($)
                              % of Principal
 90 days or more            No. of contracts
                            Pay Off Balance ($)
                              % of Principal
Total Delinquencies           No. of contracts
                             Pay Off Balance ($)
                               % of Principal
     Amount in                No. of vehicles
    Repossession             Pay Off Balance ($)
    Inventory                  % of Principal
Total Delinquencies         No. of contracts & vehicles
    and Amount in            Pay Off Balance ($)
    Repossession               % of Principal

           (1) Aggregate Principal Balance equals the net finance receivables for all contracts serviced, excluding repossessed vehicles, on a basis consistent with Paragon's financial statement presentation.

                                           Receivable Portfolio
                                      Historical Net Loss Experience

                                           (Dollars in Millions)


                                   Six Months Ended
                                       June 30,         Year Ended December 31,
                              ------------------------  -----------------------
                                  1998        1997        1997         1996
                              -----------  -----------  ----------  -----------

Average Aggregate
  Principal Balance
Gross Charge-Offs(1)
Recoveries(2)
Net Losses
Net Losses as a Percent
  of Average Aggregate
  Principal Balance


(1) Gross Charge-Offs are defined as principal balance at time of charge-off less net sale proceeds.
(2) Recoveries are defined in Paragon's Collection Policy and Procedures Manual and generally mean post charge-off amounts that are collected from the obligors.



Year 2000 Compliance

         The Year 2000 issue is the result of computer programs being written to store and process data using two digits rather than four to define the applicable year. Any computer programs ised by Paragon that have date sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure of miscalculations causing disruptions of operations. Paragon's critical computer applications software is not maintained in-house. Rather, Paragon operates under service agreements with outside vendors that provide Paragon (and many other instituions) access to the applications that are maintained by the vendors and run on the vendors' mainframe computers. These critical applications have been certified as year 2000 compliant. Paragon has also assessed the potential impact of year 2000 noncompliance on the part of other external relationships and, subject to Paragon's ongoing review of vendors' year 2000 compliance, Paragon is not aware at this time fo any such issues that would have a material adverse effect on Paragon's financial position, cash flows or results of oeprations. As a result, subject to Paragon's ongoing compliance efforts, the costs and reasonably expected by the Seller to have a material adverse effect on Paragon's financial psoition, cash flows or results of operations. The preceding two sentences are forward-looking statements and the actual costs could differ materially from the costs currently anticipated by Paragon.

                       THE SELLER, THE SERVICER AND PARAGON

     The Seller is a wholly-owned subsidiary of Paragon. Information regarding the Seller is set forth under "The Seller" in the Prospectus and additional information about Paragon and the Servicer is set forth under "Paragon and the Servicer" in the Prospectus. Paragon was incorporated in the State of Delaware in November 1994 and began purchasing contracts in August 1996. Paragon was initially capitalized with approximately $8,400,000 in preferred and common stock held by an investment fund managed by Triumph Capital Group, Inc. ("Triumph") and Paragon's senior management. Triumph is a private investment management company founded in 1990 and based in Boston, Massachusetts. Triumph manages three early stage and mezzanine investment funds for institutional investors with capital commitments equal to approximately $500,000,000. In April 1998, Paragon issued approximately $14,000,000 in additional preferred and common stock to three institutional investors not affiliated with Triumph. Other funding sources available to Paragon include a warehouse lending facility provided by ContiTrade Services, L.L.C. ("CTS"), an affiliate of the Initial Purchaser, and a $4,000,000 subordinated lending facility also provided by CTS. CTS holds a warrant to purchase up to approximately 7.5% of the common stock of Paragon.


                  WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

    Information regarding certain maturity and prepayment considerations with respect to the Certificates is set forth under "Weighted Average Life of the Securities" in the Prospectus. As the rate of payment of principal of each class of the Certificates depends primarily on the rate of payment (including prepayments and liquidations due to default) of the aggregate principal balance of the Receivables, the final distribution in respect of the Certificates could occur significantly earlier than the Final Scheduled Payment Date. Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of Receivables. Any such extension or modification will have the effect of extending the weighted average life of the Certificates. However, the Servicer will not be permitted to grant any such deferral or extension if as a result the final scheduled payment on a Receivable would fall after the Final Scheduled Maturity Date, unless the Servicer repurchases such Receivable. Certificateholders will bear the risk of being able to reinvest principal payments on the Certificates at yields at least equal to the yield on their respective Certificates.


                         DESCRIPTION OF THE CERTIFICATES

    The Certificates will be issued pursuant to the terms of the Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Agreement will be filed with the Commission following the issuance of the Certificates. The following summary describes certain terms of the Certificates and the Agreement. The summary describes the material terms of the Certificates and the Agreement, but it does not purport to be complete and is subject to, and qualified by reference to, all the provisions of the Certificates and the Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given series and the related Agreement set forth in the Prospectus, to which description reference is hereby made.

General

    The Certificates will evidence interests in the Trust created pursuant to the Agreement. The Class A Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% (the "Class A Percentage") in the Trust and the Class B Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% (the "Class B Percentage") in the Trust. In general, it is intended that Class A Certificateholders receive, on each Payment Date, the Class A Percentage of the Principal Distribution Amount plus interest at the Class A Certificate Rate on the Class A Certificate Balance. Subject to the prior rights of the Class A Certificateholders, it is intended that the Class B Certificateholders receive, on each Payment Date, the Class B Percentage of the Principal Distribution Amount plus interest at the Class B Certificate Rate on the Class B Principal Certificate.

         "Available Principal" for a Payment Date means the sum of the following amounts with respect to the related Collection Period: (a) that portion of the collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures; (b) all Liquidation Proceeds received during such Collection Period; and (c) all Purchase Amounts, each to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period. "Available Interest" for any Payment Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Payment Date.

         "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which the Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

         "Principal Distribution Amount" means, for any Payment Date, the sum of the Available Principal for such Payment Date plus the Realized Losses with respect to the related Collection Period.

         "Purchased Receivable" means, at any time, a Receivable as to which payment of the Purchase Amount has previously been made by the Seller or the Servicer pursuant to the Agreement.

         "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.

Optional Prepayment

    If the Aggregate Principal Balance as of the last day of a Collection Period has declined to 10% or less of the Cutoff Date Principal Balance, the Seller or Servicer may purchase all remaining Trust Property on any Payment Date occurring in a subsequent Collection Period and cause the prepayment of the Certificates in an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the Certificate Rate. See "Description of the Transfer and Servicing Agreements--Termination" in the Prospectus.

Accounts

    Separate Certificate Distribution Accounts will be established for the Class A Certificates (the "Class A Distribution Account") and the Class B Certificates (the "Class B Distribution Account"). In addition to those accounts and a Collection Account for the Trust (see "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus), the Seller will also establish and maintain in the name of the Trustee, the Reserve Account. The Reserve Account will be created with an initial deposit by the Seller of cash or Eligible Investments having a value of at least equal to the Reserve Account Initial Deposit. In addition, on each Payment Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Certificateholders and the Servicer have been made will be deposited into the Reserve Account until the amount on deposit in the Reserve Account is equal to the Reserve Account Required Amount.

    The Reserve Account will be an Eligible Account which the Seller shall establish and maintain in the name of the Trustee. Funds on deposit in the Reserve Account will be invested in Eligible Investments selected by the Seller and, if permitted by the Rating Agency, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. The Reserve Account and any amounts therein will not be property of the Trust, but will be pledged to and held for the benefit of the Trustee, as secured party.

    On each Deposit Date, the Trustee will withdraw funds from the Reserve Account to the extent (a) the sum of the amounts required to be distributed to Certificateholders and the accrued and unpaid Servicing Fees payable to the Servicer on such Payment Date exceeds (b) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of investment income). Such deficiencies in the Collection Account may result from, among other things, Receivables becoming Defaulted Receivables or the failure by the Servicer to make any remittance required to be made under the Agreement. The aggregate amount to be withdrawn from the Reserve Account on any Deposit Date will not exceed the amount available in the Reserve Account with respect to the related Payment Date. The Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before the Payment Date with respect to which such withdrawal was made.

    Subject to reduction as described below, the "Reserve Account Required Amount" means the greater of (i) _____% of the Aggregate Principal Balance (after giving effect to any distributions on the Certificates on such Payment Date) and (ii) the Floor Amount; provided, however, that if a Trigger Event has occurred and has not been Deemed Cured, the Reserve Account Required Amount will be ___% of the Aggregate Principal Balance (after giving effect to any distributions on the Securities on such Payment
Date). The Reserve Account Required Amount may be reduced from time to time if the Rating Agency has delivered prior written notice to the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that such reduction will not result in a reduction, withdrawal or qualification of the Rating Agency's then current ratings of each class of the Certificates. The time necessary for the Reserve Account to reach and maintain the Reserve Account Required Amount at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. Amounts on deposit in the Reserve Account will be released to the Servicer on each Payment Date to the extent that the amount on deposit in the Reserve Account would exceed the Reserve Account Required Amount.

         "Liquidation Proceeds" with respect to a Liquidated Receivable means all amounts realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the related Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable will in no event be less than zero.

         "Floor Amount" with respect to any Payment Date means the lesser of (i) the aggregate outstanding principal amount of the Certificate Balance (after giving effect to any distributions on the Certificates on such Payment Date) and (ii) $__________________.

         "Deficiency Claim Amount" means, with respect to any Determination Date, the positive difference of (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Certificateholders' Interest Payment Amount and the Certificateholders' Interest Payment Amount for such Payment Date minus (ii) the amount of Available Funds with respect to such Determination Date, which amount will be withdrawn from the Reserve Account to the extent funds are on deposit therein and deposited into the Collection Account on the related Payment Date.

    If funds in the Reserve Account are reduced to zero, the Certificateholders will bear the credit and other risks associated with ownership of the Receivables. In such a case, the amount available for distribution may be less than that described below, and the Certificateholders may experience delays or suffer losses as a result, among other things, of defaults or delinquencies by the Obligors or previous extensions made by the Servicer.

[Pre-Funding Account; Subsequent Receivables]

    [On the Closing Date, approximately $____________ of Initial Receivables will be transferred to the Trust by the Seller and the approximately $______________ Pre-Funded Amount will be deposited by the Trust in the Pre-Funding Account. If the principal amount of eligible Receivables originated by Paragon during the Funding Period is less than the Pre-Funded Amount, the Seller will have insufficient Receivables to sell to the Trust on the Subsequent Transfer Dates, thereby resulting in a prepayment of principal to the Noteholders and the Certificateholders as described in the following paragraph.] [In addition, any conveyance of Subsequent Receivables is subject to the satisfaction, on or before the related Subsequent Transfer Date, of the condition that each such Subsequent Receivable satisfies the eligibility criteria specified in "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus.]

    [To the extent that the Pre-Funded Amount has not been fully applied to the purchase of Subsequent Receivables by the Trust during the Funding Period, the Noteholders and the Certificateholders will receive, on the Payment Date on or immediately following the last day of the Funding Period, a prepayment of principal in an amount equal to their pro rata share (based on the Certificate Balance) of any remaining Pre-Funded Amount following the purchase of any Subsequent Receivables on such Payment Date. It is anticipated that the principal amount of Subsequent Receivables sold to the Trust will not be exactly equal to the original Pre-Funded Amount and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders and to the Certificateholders.]

    [If the amount of the Pre-Funding Account will exceed 25% of the aggregate proceeds from the offering, include the specific investments in which the Pre-Funding Account will be invested and specify that the actual investments of the Pre-Funding Account as of the end of the preceding month will be provided in the periodic reports on Form 8-K and Form 10-K to be filed by the Seller with respect to the Trust.]

Servicing Compensation and Payment of Expenses

    The Servicing Fee Rate will be 1.0% per annum of the Aggregate Principal Balance as of the opening of business on the first day of the related Collection Period. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus. The Servicer will also collect and retain any late fees, NSF Fees, liquidation fees and other administrative fees (the "Supplemental Servicing Fee") with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. As additional compensation, the Servicer may be entitled to receive for the related Collection Period some or all of the portion, if any, of the Payment Amount for such Collection Period remaining after payment of the Servicing Fee and interest and principal in respect of the Certificates and any required deposit to the Reserve Account. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus and "--Distributions" herein.

Distributions

    Deposits to Collection Account. On or before the eighth calendar day of each month, or if such eighth day is not a Business Day, the next Business Day (the "Determination Date"), the Servicer will provide the Trustee with a report (the "Servicer's Report") containing certain information with respect to the preceding Collection Period, including the amount of aggregate collections on the Receivables during such Collection Period, the aggregate amount of Receivables which became Defaulted Receivables during such Collection Period, the aggregate Purchase Amounts of Receivables to be repurchased by the Seller or to be purchased by the Servicer on the related Deposit Date and the aggregate amount to be withdrawn from the Reserve Account.

    On or before each Deposit Date, (a) the Servicer will cause all collections and Liquidation Proceeds to be deposited into the Collection Account and will deposit into the Collection Account all Purchase Amounts of Receivables to be purchased by the Servicer on such Deposit Date, (b) the Seller will deposit into the Collection Account all Purchase Amounts of Receivables to be repurchased by the Seller on such Deposit Date and (c) the Trustee will make any required withdrawals for the related Payment Date from the Reserve Account and deposit such amounts into the Collection Account.

    Deposits to the Distribution Accounts. On each Payment Date, the Trustee will make the following deposits and distributions from the Collection Account, to the extent of the sum of Available Interest and any amount available in the Reserve Account remaining after such reimbursements (and, in the case of shortfalls occurring under clause (b) below in the Class A Interest Payment Amount, the Class B Percentage of Available Principal to the extent of such shortfalls), in the following priority:

    (a) to the Servicer, any unpaid Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods;

    (b) to the Class A Distribution Account, the Class A Interest Payment Amount for such Payment Date; and

    (c) to the Class B Distribution Account, the Class B Interest Payment Amount for such Payment Date.

    On each Payment Date based on the related Servicer's Report, the Trustee will make the following deposits and distributions, to the extent of Available Principal and the portions of Available Interest and amount available in the Reserve Amount remaining after the application of clauses
(a), (b) and (c) above, in the following priority:

    (d) to the Class A Distribution Account, the Class A Principal Payment Amount for such Payment Date;

    (e) to the Class B Distribution Account, the Class B Principal Payment Amount for such Payment Date;

    (f) to the Reserve Account, any amounts remaining, until the amount on deposit in the Reserve Account equals the Reserve Account Required Amount; and

    (g) to the Seller or the Servicer, as an additional servicing, any amounts remaining.

    On each Payment Date, all amounts on deposit in the Class A
Distribution Account will be distributed to the Class A Certificateholders as of the Record Date and all amounts on deposit in the Class B
Distribution Account will be distributed to the Class B Certificateholders as of the Record Date by the Trustee.

         "Class A Interest Carryover Shortfall" means, (a) with respect to the initial Payment Date, zero, and (b) with respect to any other Payment Date, the excess of Class A Monthly Interest for the preceding Payment Date and any outstanding Class A Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Payment Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Certificate Rate.

         "Class A Interest Payment Amount" means, with respect to any Payment Date, the sum of Class A Monthly Interest for such Payment Date and the Class A Interest Carryover Shortfall for such Payment Date.

         "Class A Monthly Interest" means, with respect to any Payment Date, one-twelfth of the Class A Certificate Rate multiplied by the Class A Certificate Balance as of the Payment Date occurring in the preceding Collection Period (after giving effect to any payments made on such Payment Date) or, in the case of the first Payment Date, as of the Closing Date.

         "Class A Monthly Principal" means, with respect to any Payment Date, the Class A Percentage of the Principal Distribution Amount for such Payment Date.

         "Class A Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of Class A Monthly Principal for such Payment Date and any outstanding Class A Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such Payment Date.

         "Class A Principal Payment Amount" means, with respect to any Payment Date, the sum of Class A Monthly Principal for such Payment Date and, in the case of any Payment Date other than the initial Payment Date, the Class A Principal Carryover Shortfall as of the close of business on the preceding Payment Date; provided, however, that the Class A Principal Payment Amount shall not exceed the outstanding aggregate principal balance of the Class A Certificates prior to such Payment Date. In addition, on the Final Scheduled Payment Date, the Class A Principal Payment Amount shall include any additional amount available to reduce the outstanding aggregate principal balance of the Class A Certificates to zero.

         "Class B Interest Carryover Shortfall" means, (a) with respect to the initial Payment Date, zero, and (b) with respect to any other Payment Date, the excess of Class B Monthly Interest for the preceding Payment Date and any outstanding Class B Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Payment Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Certificate Rate.

         "Class B Interest Payment Amount" means, with respect to any Payment Date, the sum of Class B Monthly Interest for such Payment Date and the Class B Interest Carryover Shortfall for such Payment Date.

         "Class B Monthly Interest" means, with respect to any Payment Date, one-twelfth of the Class B Certificate Rate multiplied by the Class B Certificate Balance as of the Payment Date occurring in the preceding Collection Period (after giving effect to any payments made on such Payment Date) or, in the case of the first Payment Date, as of the Closing Date.

         "Class B Monthly Principal" means, with respect to any Payment Date, the Class B Percentage of the Principal Distribution Amount for such Payment Date.

         "Class B Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of Class B Monthly Principal for such Payment Date and any outstanding Class B Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such Payment Date.

         "Class B Principal Payment Amount" means, with respect to any Payment Date, the sum of Class B Monthly Principal for such Payment Date and, in the case of any Payment Date other than the initial Payment Date, the Class B Principal Carryover Shortfall as of the close of business on the preceding Payment Date; provided, however, that the Class B Interest Payment Amount shall not exceed the outstanding aggregate principal balance of the Class B Certificates prior to such Payment Date. In addition, on the Final Scheduled Payment Date, the Class B Interest Payment Amount will include any additional amount available to reduce the outstanding aggregate principal balance of the Class B Certificates to zero.

    The following chart sets forth an example of the application of the foregoing provisions to a hypothetical monthly distribution:


March 1 - March 31...........  Collection Period. The Servicer receives monthly payments, prepayments, and other proceeds in respect of the Receivables.

March 31.....................  Record Date. Distributions on the next
                               Payment Date are made to
                               Certificateholders of record at the close of business on this date.

April 8......................  Determination Date. On or before this date, the Servicer, delivers to the Trustee the Servicer's Report, which notifies the Trustee of the amounts required to be distributed and the amounts available for distribution on the next Payment Date.

April 12.....................  Deposit Date. All Collections relating to the preceding Collection Period are
                               required to be deposited in the Collection
                               Account on or before this date. The
                               Trustee withdraws funds from the Reserve
                               Account to the extent necessary.

April 15.....................  Payment Date. The Trustee distributes to
                               Certificateholders amounts payable in
                               respect of the Certificates, pays the
                               Servicing Fee to the Servicer, deposits
                               any excess funds to the Reserve Account
                               and, if the Reserve Account is equal to
                               the Reserve Account Required Amount, pays any remaining funds to the Seller.

                     CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

         Information regarding certain legal aspects of the Receivables is set forth under "Certain Legal Aspects of the Receivables" in the Prospectus.

                          FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of material federal income tax consequences of the purchase, ownership and disposition of the Certificates. Such summary represents the opinion of Federal Tax Counsel subject to the qualifications set forth herein. An opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the Internal Revenue Service ("IRS"). The following summary is intended as an explanatory discussion of the possible effects of certain federal income tax consequences to holders, but does not purport to furnish information in the level of detail or with the attention to a holder's specific tax circumstances that would be provided by a holder's own tax advisor. For example, it does not discuss the tax treatment of Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or IRS rulings on similar transactions involving interests issued by a trust with terms similar to those of the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive.

Scope of the Tax Opinions

         In the opinion of Federal Tax Counsel, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code for federal income tax purposes.

         In addition, Federal Tax Counsel has prepared or reviewed the statements herein and in the Prospectus under the heading "Summary of Terms--Tax Status" as they relate to federal income tax matters and under the heading "Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Certificates.

Tax Classification of the Trust as a Grantor Trust

         Federal Tax Counsel is of the opinion that the Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code. A copy of such opinion of Federal Tax Counsel will be filed with the Commission as an exhibit to a Form 8-K prior to the issuance of the Certificates by the Trust. Owners of Certificates (referred to herein as "Grantor Trust Certificateholders") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by the Trust are referred to herein as "Grantor Trust Certificates".

         Characterization. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by the Grantor Trust Certificates, including interest, OID, if any, market discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Sections 162 or 212 of the Code each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other miscellaneous itemized deductions exceed two percent of its adjusted gross income. In addition, the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a threshold amount specified in the Code adjusted for inflation ($121,200 in 1997, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "coupon stripping" rules of the Code discussed below.

         Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Receivable based on each Receivable's relative fair market value, so that such holder's undivided interest in each Receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium may elect to amortize such premium under a constant yield method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder held at the beginning of the year of the election or acquired thereafter. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

Stripped Bonds and Stripped Coupons

         To the extent a transaction is determined to involve "excess servicing" (as described above), or that the classes of Certificates represent stripped interests in the underlying Receivables, the Grantor Trust Certificates will represent interests in stripped bonds for federal income tax purposes. Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any OID. Generally, under Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. If OID rules were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income as OID but would not be includible again when the interest is actually received. Regulations do not adequately address the circumstances in which payment of interest on Certificates such as the Grantor Trust Certificates would be considered unconditionally payable, and thus, Federal Tax Counsel is unable to opine as to the extent to which interest payments on the Certificates would be treated as qualified stated interest.

         Market Discount and Premium. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history likely will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount on the basis of a constant yield method.

         A holder who acquired a Grantor Trust Certificate at a market discount may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         To the extent a Grantor Trust Certificateholder is considered to have purchased an undivided interest in a Receivable for an amount that is greater than its stated redemption price at maturity of such Receivable, such Grantor Trust Certificateholder will be considered to have purchased the Receivable with "amortizable bond premium" equal in amount to such excess. See "--Premium."


         Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or OID) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder held at the beginning of the year of the election or acquired thereafter. See "--Premium." The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is generally irrevocable.

         Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period. For individuals, estates and trusts, the current maximum long-term capital gain rate is generally 20% if the capital asset has been held for more than 18 months and 28% if the capital asset has been held for more than one year but not more than 18 months.

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

         Non-U.S. Persons. Generally, interest or OID paid by the person required to withhold tax under Code Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person would not be subject to withholding if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder).

         As used herein, a "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof or an estate or trust, the income of which is includible in gross income for federal income tax purposes regardless of its source.

         On October 6, 1997, final Treasury regulations (the "Withholding Tax Regulations") were issued that modify certain of the filing requirements with which foreign persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 generally will continue to be required to file that form. However, the requirement that foreign persons submit Form W-8 is extended to most foreign persons who wish to seek an exemption from withholding tax on the basis that income from the Certificates is effectively connected with the conduct of a U.S. trade or business (in lieu of Form 4224) and to foreign persons wishing to rely on a tax treaty to reduce the withholding tax rate (in lieu of Form 1001). The Withholding Tax Regulations generally are effective for payments of interest due after December 31, 1998, but Forms 4224 and 1001 filed prior to that date will continue to be effective until the earlier of December 31, 1999 or the current expiration date of those forms. Prospective investors are urged to consult their tax advisors with respect to the effect of the Withholding Tax Regulations.

         Information Reporting and Backup Withholding. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability. Prospective investors are urged to consult their tax advisors concerning the potential impact of the Withholding Tax Regulations.


                          STATE INCOME TAX CONSEQUENCES

                  In addition to the federal income tax consequences described in "Federal Income Tax Consequences" above, potential purchasers should consider the state income tax consequences of the acquisition, ownership and disposition of the Certificates. State income tax law may vary substantially from state to state, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential purchasers should consult their own tax advisors with respect to the various tax consequences of an investment in the Certificates.

                              ERISA CONSIDERATIONS

The Class A Certificates

         Subject to the considerations set forth under "ERISA Considerations--Trusts That Do Not Issue Notes" in the Prospectus, the Class A Certificates may be purchased with the assets of an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

The Class B Certificates

         The Class B Certificates and any beneficial interest in such Class B Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e)(1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. For additional information regarding treatment of the Class B Certificates under ERISA, see "ERISA Considerations" in the Prospectus.


                               UNDERWRITING

         Subject to the terms and conditions set forth in an underwriting agreement, the Seller has agreed to cause the Trust to sell to each of the underwriters listed below (each, an "Underwriter"), and each of the Underwriters has agreed to purchase, the principal amount of the Certificates set forth opposite its name below. Under the terms and conditions of the Underwriting Agreement, each of the Underwriters is obligated to take and pay for all of the Certificates, if any are taken.

                         Principal Amount of         Principal Amount of
                         Class A Certificates        Class B Certificates

_______________....... $_____________________      $_______________________
_______________....... $_____________________      $_______________________
_______________....... $_____________________      $_______________________

Total                  $_____________________      $_______________________



         The Seller has been advised by the Underwriters that they propose initially to offer the Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of _____% per Class A Certificate and ____% per Class B Certificate. The Underwriters may allow, and such dealers may reallow, a concession not in excess of ____% per Class A Certificate and ____% per Class B Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering prices and such concessions may be changed.

         The Seller does not intend to apply for listing of the Certificates on a national securities exchange, but has been advised by the Underwriters that they intend to make a market in the Certificates. The Underwriters are not obligated, however, to make a market in the Certificates and may discontinue market making at any time without notice No assurance can be given as to the liquidity of the trading market for the Certificates.

         The Seller and Paragon have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         In the ordinary course of their respective businesses, each Underwriter and its affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Seller.


                            LEGAL OPINIONS

         In addition to the legal opinions described in the Prospectus, certain federal income tax and other legal matters will be passed upon for the Trust by Mayer, Brown & Platt, Chicago, Illinois. Certain legal matters will be passed upon for the Underwriters by _____________________, ______________, ____________. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates.

                          INDEX OF DEFINED TERMS

                                                                       Page
||
Aggregate Principal Balance.............................................S-4
Agreement         ......................................................S-3
Amount Financed   ......................................................S-4
Available Principal....................................................S-20
Bank              ......................................................S-3
Business Day      ......................................................S-5
Certificate Rate  ......................................................S-5
Certificateholders......................................................S-5
Certificates      ......................................................S-1
Class A Certificate Balance.............................................S-5
Class A Certificate Rate................................................S-5
Class A Certificateholders..............................................S-5
Class A Certificates....................................................S-1
Class A Distribution Account...........................................S-21
Class A Interest Carryover Shortfall...................................S-24
Class A Interest Payment Amount........................................S-24
Class A Monthly Interest...............................................S-24
Class A Monthly Principal..............................................S-24
Class A Percentage......................................................S-3
Class A Principal Carryover Shortfall..................................S-24
Class A Principal Payment Amount.......................................S-24
Class B Certificate Balance.............................................S-5
Class B Certificate Rate................................................S-5
Class B Certificateholders..............................................S-5
Class B Certificates....................................................S-1
Class B Distribution Account...........................................S-21
Class B Interest Carryover Shortfall...................................S-24
Class B Interest Payment Amount........................................S-24
Class B Monthly Interest...............................................S-24
Class B Monthly Principal..............................................S-25
Class B Percentage......................................................S-3
Class B Principal Carryover Shortfall..................................S-25
Class B Principal Payment Amount.......................................S-25
Closing Date      ......................................................S-4
Code              .....................................................S-30
Collection Period ......................................................S-5
Commission        ......................................................S-2
CTS               .....................................................S-20
Cutoff Date       ......................................................S-3
Cutoff Date Principal Balance...........................................S-6
Defaulted Receivable...................................................S-20
Deficiency Claim Amount................................................S-22
Deposit Date      ......................................................S-7
Determination Date.....................................................S-23
ERISA             ......................................................S-7
Federal Tax Counsel....................................................S-26
Final Scheduled Maturity Date...........................................S-4
Financed Vehicles ......................................................S-3
Floor Amount      .....................................................S-22

Grantor Trust Certificateholders......................................S-26
Grantor Trust Certificates............................................S-26
Issuer            .....................................................S-3
Liquidation Proceeds..................................................S-22
Payment Date      .....................................................S-4
Paragon           .....................................................S-1
Plan              ....................................................S-30
Principal Balance .....................................................S-4
Principal Distribution Amount.........................................S-21
Prospectus        .....................................................S-1
Purchased Receivable..................................................S-21
Rating Agencies   .....................................................S-8
Realized Losses   ....................................................S-21
Receivables Pool  ....................................................S-11
Record Date       .....................................................S-4
Reserve Account   .....................................................S-7
Reserve Account Initial Deposit........................................S-7
Reserve Account Required Amount.......................................S-21
Section 1286 Treasury Regulations.....................................S-27
Seller            .....................................................S-1
Servicer          .....................................................S-1
Servicer's Report ....................................................S-23
Supplemental Servicing Fee............................................S-23
Triumph           ....................................................S-19
Trust             .....................................................S-1
Trustee           .....................................................S-3
U.S. Person       ....................................................S-29
Underwriter       ....................................................S-30
||

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Seller or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

                      ---------------------------

                           TABLE OF CONTENTS

                        Prospectus Supplement
                                                 Page
Reports to Certificateholders.................   S-2
Summary of Terms..............................   S-4
Risk Factors..................................   S-9
The Trust.....................................   S-11
The Receivables Pool..........................   S-12
The Seller, the Servicer and Paragon..........   S-17
Weighted Average Life of the Certificates.....   S-18
Description of the Certificates...............   S-18
Certain Legal Aspects of the Receivables......   S-25
ERISA Considerations..........................   S-29
Underwriting..................................   S-30
Legal Opinions................................   S-30
Index of Defined Terms........................   S-31

                              Prospectus
                                                 Page
Available Information.........................
Incorporation of Certain Documents
  by Reference................................
Summary of Terms..............................
Risk Factors..................................
The Trusts....................................
The Receivables Pools.........................
Weighted Average Life of the Securities.......
Pool Factors and Trading Information..........
Use of Proceeds...............................
The Seller....................................
Paragon.......................................
Description of the Notes......................
Description of the Certificates...............
Certain Information Regarding the
  Securities..................................
Description of the Transfer and Servicing
  Agreements
Certain Legal Aspects of the Receivables......
Federal Income Tax Consequences...............
Certain State Tax Consequences................
ERISA Considerations..........................
Plan of Distribution..........................
Legal Opinions................................
Index of Defined Terms........................
Global Clearance, Settlement and Tax
  Documentation Procedures....................

           $_____________________________









              PARAGON AUTO RECEIVABLES
                    CORPORATION
                      (Seller)






                $__________________
                 __% Asset Backed
                    Certificates
                       Class A






               $__________________
                 __% Asset Backed
                    Certificates
                      Class B








              =====================
              PROSPECTUS SUPPLEMENT
                __________, 199__

              =====================

PART II
                   INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

      Registration Fee...............................................$
      "Blue Sky" Registration Fees...................................
      Printing and Engraving Expenses................................
      Trustee Fees and Expenses......................................
      Legal Fees and Expenses........................................
      Accountants' Fees and Expenses.................................
      Rating Agency Fees.............................................
      Miscellaneous..................................................   _______

                      Total..........................................$

ITEM 15.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of Delaware provides as follows:

               145. Indemnification of officers, directors, employees and agents; insurance

                       (a) A corporation may indemnify any person who was
               or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                       (b) A corporation may indemnify any person who was
               or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                       (c) To the extent that a director, officer, employee
               or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                       (d) Any indemnification under subsections (a) and
               (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

                       (e) Expenses (including attorneys' fees) incurred by
               an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

                       (f) The indemnification and advancement of expenses
               provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

                       (g) A corporation shall have power to purchase and
               maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

                       (h) For purposes of this section, references to "the
               corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                       (i) For purposes of this section, references to
               "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

                       (j) The indemnification and advancement of expenses
               provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                       (k) The Court of Chancery is hereby vested with
               exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

Article XII of the Bylaws of Paragon Auto Receivables Corporation (referred to as the "Corporation" therein) provides as follows:


               (a) The Corporation shall indemnify, to the full extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each such person being referred to hereafter as an "Agent"'), against expenses (including attorneys'
      fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

               (b) The Corporation shall indemnify, to the full extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (c) To the extent that an Agent shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of' liability) in defense of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, he or she shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

               (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the

      Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

               (e) Expenses incurred by an Agent in defending a civil or criminal action, suit or proceeding referred to in paragraphs (a) and
      (b) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article XII. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such Agent acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such Agent believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Board of Directors or independent legal counsel reasonably determines that such person deliberately breached his or her duty to the Corporation or its shareholders.

               (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Article XII shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Article XII shall be deemed to be provided by a contract between the Corporation and each Agent who serves in such capacity at any time while this Article XII is in effect. Any repeal or modification of this Article XII shall not affect any rights or obligations then existing.

               (g) The Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article XII.

               (h) For purposes of this Article XII, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer or employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

               (i) For purposes of this Article XII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article XII.

               (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

               (k) Notwithstanding any other provision of these By-Laws, the Corporation shall not, and shall not be obligated to, pay any amount pursuant to this Article XII unless the Corporation has received funds which may be used to make such payment and which funds are not required to repay any other obligation of the Corporation when due.

Article IX of the Articles of Incorporation of Paragon Auto Receivables Corporation (referred to as the "Corporation" therein) provides as follows:

               (a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
      (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware Corporation Law. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

               (b) The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ITEM 16.   EXHIBITS AND FINANCIAL STATEMENTS

      (a) All financial statements, schedules and historical financial information have been omitted as they are not applicable.

      1.1    Form of Underwriting Agreement.*
      3.1    Certificate of Incorporation of Paragon Auto Receivables
             Corporation*
      3.2    By-Laws of Paragon Auto Receivables Corporation*
      3.3    Form of Certificate of Trust for Paragon Auto Trusts (included in
             Exhibit 4.2).*
      4.1 Form of Indenture between the Trust and the Indenture Trustee (including forms of Notes).*
      4.2 Form of Trust Agreement between the Registrant and the Trustee (including forms of Certificates).*
      4.3    Form of Pooling and Servicing Agreement, among the
             Registrant, the Servicer and the Trustee (including forms of Certificates).*
      5.1    Opinion of Mayer, Brown & Platt with respect to legality.*
      8.1 Opinion of Mayer, Brown & Platt with respect to federal tax matters.*
      23.1 Consents of Mayer, Brown & Platt (included in its opinions filed as Exhibits 5.1 and 8.1).*
      24.1   Powers of Attorney (included in the signature page hereto).**
      99.1 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Trust.*
      99.2   Form of Purchase Agreement between Paragon and the Registrant.*

-----------------------------
*     To be filed by amendment.
**    Filed herewith.


ITEM 17.       UNDERTAKINGS

      (a)  As to Rule 415 and Rule 430A:

      The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

               (2) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

               (3) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) As to documents subsequently filed that are incorporated by reference:

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c)  As to Equity Offerings of Nonreporting Registrants:

      The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      (d) As to indemnification:

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      (e) As to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

      The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 (and that the security rating requirement will be met by the time of sale) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mission Viejo, State of California, on the 18th day of September, 1998.

                                 PARAGON AUTO RECEIVABLES CORPORATION


                                 By:      /s/ Dennis D. Lamont
                                    ------------------------------------------
                                          Dennis D. Lamont
                                          President

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Dennis D. Lamont and Nancy C. Ferguson, and either of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments to this Registration Statement) and to file the same with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and things requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                  Date
---------                           -----                  ----



/s/ Dennis D. Lamont                President              September 18, 1998
--------------------------          (principal executive)
Dennis D. Lamont                    officer) and Director


/s/ James E. Stublarec              Treasurer              September 18, 1998
--------------------------          (principal financial
James E. Stublarec                  and accounting officer)


/s/ Nancy C. Ferguson               Secretary              September 18, 1998
--------------------------          and Director
Nancy C. Ferguson


/s/ Douglas K. Johnson              Director               September 18, 1998
------------------------------
Douglas K. Johnson

                                EXHIBIT INDEX


Exhibit                                                             Sequential
 No.                      Description of Exhibit                   Page Number
-------                   ----------------------                   -----------

  1.1        Form of Underwriting Agreement.*
  3.1        Certificate of Incorporation of Paragon Auto
             Receivables Corporation*
  3.2        By-Laws of Paragon Auto Receivables Corporation*
  3.3        Form of Certificate of Trust for Paragon Auto Trusts
             (included in Exhibit 4.2).*
  4.1        Form of Indenture between the Trust and the Indenture
             Trustee (including forms of Notes).*
  4.2 Form of Trust Agreement between the Registrant and the Trustee (including forms of Certificates).*
  4.3        Form of Pooling and Servicing Agreement, among the
             Registrant, the Servicer and the Trustee (including forms of Certificates).*
  5.1        Opinion of Mayer, Brown & Platt with respect to legality.*
  8.1 Opinion of Mayer, Brown & Platt with respect to federal tax matters.*
  23.1 Consents of Mayer, Brown & Platt (included in its opinions filed as Exhibits 5.1 and 8.1).*
  24.1       Powers of Attorney (included in the signature page hereto).**
  99.1 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Trust.*
  99.2       Form of Purchase Agreement between Paragon and the
             Registrant.*

-----------------------------
*     To be filed by amendment.
**    Filed herewith.